PROSPECTUS	MAY 1, 2015

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIER® Group Variable Annuity Contracts (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 35 Subaccounts and the Guaranteed Interest Account, which are made available to you through your plan. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios:

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Government Income Portfolio	Money Market Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Jennison Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison 20/20 Focus Portfolio	Value Portfolio
Global Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Government Securities Fund

Invesco V.I. International Growth Fund

AB VARIABLE PRODUCTS SERIES FUND, INC.

AB VPS Growth and Income Portfolio

AB VPS Large Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund

DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Value Portfolio

DELAWARE VIP® TRUST

Delaware VIP® Emerging Markets Series

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Small-Mid Cap Growth VIP Fund

Templeton Foreign VIP Fund

JANUS ASPEN SERIES

Enterprise Portfolio        Global Research Portfolio

MFS® VARIABLE INSURANCE TRUST

MFS® Growth  Series

MFS®  Investors Trust Series

MFS® Total Return Bond Series

MFS® Total Return Series

MFS® VARIABLE INSURANCE TRUST II

MFS® Massachusetts Investors Growth Stock Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2015. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the funds and the related statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.

In compliance with United States law, Prudential will deliver this prospectus to Contractholders that currently reside outside the United States.

As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	3
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	6
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
Prudential Discovery Premier Group Variable Contract Account	7
The Funds	8
Payments to Prudential	13
Other Fund Information	14
Guaranteed Interest Account	15
THE CONTRACTS	15
The Accumulation Period	16
Allocation of Purchase Payments	17
Asset Allocation Program	17
Transfers	17
Redemption Fees and Abusive Trading Practices	19
Auto-Rebalancing	20
Withdrawals	21
Systematic Withdrawal Plan	22
Texas Optional Retirement Program	23
Death Benefit	23
Discontinuance of Contributions	25
Loan Program	25
Modified Procedures	29
CHARGES, FEES AND DEDUCTIONS	29
Administrative Fee	29
Charge for Assuming Mortality and Expense Risks	29
Expenses Incurred by the Funds	29
Withdrawal Charge	29
Taxes Attributable to Premium	29
Loan Fee	30
Aggregate Nature of Charges	30
REQUESTS, CONSENTS AND NOTICES	30
FEDERAL TAX STATUS	31
Same-Gender Spouse, Civil Union and Domestic Partner Considerations	31
Annuity Qualification	31
Tax-Qualified Retirement Arrangements Using the Contracts	32
Contributions	32
Earnings	32
Distributions or Withdrawals	32
Tax Deferred Annuities	33
Required Minimum Distribution Rules	33
Special Considerations Regarding Exchanges Involving 403(b) Arrangements	34
Section 403(c) Annuity Arrangements Using the Contracts	34
ERISA Considerations	34
Taxes Payable by Participant	35
Taxes on Withdrawals and Surrender	35
Taxes on Annuity Payments	35
Tax Penalty on Withdrawals and Annuity Payments	36
Taxes Payable by Beneficiaries	36
Required Distributions Upon Death of Participant	36
Withholding	37
Taxes on Prudential	37

i

ii

GLOSSARY

The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.

Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the Accumulation Period ends and annuity payments begin.

Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern Time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The Employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity

Series, Inc., available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of a Fund.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its

Subaccounts in shares of the corresponding funds also referred to as “Discovery Account.”

Prudential Retirement Service Center—Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100.

Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.

Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations when the net asset values of the funds are calculated, which is generally as of 4:00 p.m. Eastern Time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of the Contract Value.

Periodic Charges

The next table describes the fees and expenses you will pay periodically during the time that you participate in the Contract, not including underlying mutual fund fees and expenses.

Insurance and Administrative Expenses (as a percentage of average Participant Account Value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.75%

Total Separate Account Annual Expenses	0.90%

*	We may reduce this administrative fee under certain Contracts due to economies of scale and other factors.

Loan Fees (if applicable)

New Loan Application Fee	up to $	75.00
Annual Loan Maintenance Fee	up to $	60.00

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the Contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2014. Fund expenses are not fixed or guaranteed by Discovery Premier Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.37%	1.38%

Expense Example

This example is intended to help you compare the cost of participating in the Contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees (administrative fee), separate account annual expenses, and underlying mutual fund fees and expenses. The expenses in this example do not vary whether you surrender your interest in the annuity, do not surrender your interest in the annuity, or annuitize at the end of the applicable stated time period.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below.

The cumulative expenses shown below assume an administrative fee of 0.75% and a mortality and expense risk charge of 0.15%. If the administrative fees were less than 0.75%, these expenses would be reduced accordingly.

1 yr	3 yrs	5 yrs	10 yrs
$231	$712	$1,220	$2,615

Notes for Expense Example

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included at the end of this prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

Prudential offers the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 35 Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of Subaccounts an Employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” and “Administrative Fee” sections.

A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. The 10% tax penalty does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See section “Requests, Consents and Notices” for further information.

All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day before the established transaction cutoff time of 4 p.m. Eastern Time will be effective for that Business Day; however, an earlier transaction cutoff time will apply (i) if the New York Stock Exchange closes earlier than 4 p.m. Eastern Time or (ii) with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

You may effect permitted telephone transactions by calling Prudential at (877) 778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, P.O. Box 5410, Scranton, PA 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507-1789; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Right to Cancel

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

GENERAL INFORMATION ABOUT PRUDENTIAL,

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE

CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS

AVAILABLE UNDER THE CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ. We have been investing for pension funds since 1928.

Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and record keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

Prudential Discovery Premier Group Variable Contract Account

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each fund, its investment objective and its investment adviser and/or subadviser:

The Prudential Series Fund

Share Class: Class I

Conservative Balanced Portfolio    The investment objective is total investment return consistent with a conservatively managed diversified portfolio.

Portions of this portfolio are subadvised by Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, and Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of Prudential Investment Management, Inc.

Diversified Bond Portfolio    The investment objective is a high level of income over a longer term while providing reasonable safety of capital.

The investment subadviser for this portfolio is PIM.

Equity Portfolio    The investment objective is long-term growth of capital.

The investment subadviser for this portfolio is Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial.

Flexible Managed Portfolio    The investment objective is a total return consistent with an aggressively managed diversified portfolio.

Portions of this portfolio are subadvised by PIM and QMA.

Global Portfolio    The investment objective is long-term growth of capital.

This portfolio is subadvised by Brown Advisory, LLC; LSV Asset Management; William Blair & Company LLC; QMA and T. Rowe Price Associates, Inc.

Government Income Portfolio    The investment objective is a high level of income over the long term consistent with the preservation of capital.

The investment subadviser for this portfolio is PIM.

High Yield Bond Portfolio    The investment objective is a high total return.

The investment subadviser for this portfolio is PIM.

Jennison Portfolio    The investment objective is long-term growth of capital.

The investment subadviser for this portfolio is Jennison.

Jennison 20/20 Focus Portfolio    The investment objective is long-term growth of capital.

The investment subadviser for this portfolio is Jennison.

Money Market Portfolio    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.

If pursuant to SEC rules, the Prudential Series Fund Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.

The investment subadviser for this portfolio is PIM.

Small Capitalization Stock Portfolio    The investment objective is long-term growth of capital.

The investment subadviser for this portfolio is QMA.

Stock Index Portfolio    The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.

The investment subadviser for this portfolio is QMA.

Value Portfolio    The investment objective is capital appreciation.

The investment subadviser for this portfolio is Jennison.

Prudential Investments LLC (“PI”), a wholly owned subsidiary of Prudential Financial, serves as the overall investment manager for the Prudential Series Fund and its portfolios.

PI manages the portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a portfolio’s assets, and PI can change the allocations without board or shareholder approval.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Share Class: Series I

Invesco V.I. Core Equity Fund    The fund’s investment objective is long-term growth of capital. The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital, quality management, a strong competitive position and which are trading at compelling valuations. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Mid Cap Growth Fund    The fund’s investment objective is to seek capital growth. The fund invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies.

Invesco V.I. Government Securities Fund    The fund’s investment objective is total return, comprised of current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies, instrumentalities or sponsored corporations (each, a Federal Agency), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. International Growth Fund    The fund’s investment objective is long-term growth of capital. The fund invests primarily in equity securities and depository receipts of foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock.

The investment adviser for each fund is Invesco Advisers, Inc.

AB Variable Products Series Fund, Inc. (Effective May 1, 2015, the AllianceBernstein Variable Products Series Fund, Inc. name changed to AB Variable Products Series Fund, Inc.)

Share Class: Class A

AB VPS Growth and Income Portfolio (Effective May 1, 2015, the AllianceBernstein VPS Growth and Income Portfolio name changed to AB VPS Growth and Income Portfolio)    The portfolio seeks long-term growth of capital.

AB VPS Large Cap Growth Portfolio (Effective May 1, 2015, the AllianceBernstein VPS Large Cap Growth Portfolio name changed to AB VPS Large Cap Growth Portfolio)    The portfolio seeks long-term growth of capital.

AB VPS Small Cap Growth Portfolio (Effective May 1, 2015, the AllianceBernstein VPS Small Cap Growth Portfolio name changed to AB VPS Small Cap Growth Portfolio)    The portfolio seeks long-term growth of capital.

Effective February 1, 2013 this portfolio is closed to new investments, except with respect to those investing in Contracts which had this investment option as of January 31, 2013.

The investment adviser for each fund is AllianceBernstein L.P.

American Century Variable Portfolios, Inc.

Share Class: Class I

VP Income & Growth Fund    The fund seeks capital growth by investing in common stocks. Income is a secondary objective.

The investment adviser for this fund is American Century Investment Management, Inc.

Davis Variable Account Fund, Inc.

Share Class: N/A

Davis Value Portfolio    Davis Value Portfolio’s investment objective is long-term growth of capital. The fund will invest principally in common stocks (including indirect holdings of common stock through depository receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.

The investment adviser for this fund is Davis Selected Advisers, L.P.

Delaware VIP® Trust

Share Class: Standard

Delaware VIP® Emerging Markets Series    The series invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central America, South America, and Africa. Under normal circumstances, at least 80% of the Series’ net assets, plus the amount of any borrowings for investment purposes, will be invested in emerging market issuers (80% policy). The Series’ may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country.

The investment adviser for this fund is Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a wholly owned subsidiary of the Macquarie Group Ltd. DMC makes investment decisions for the series, manages the series’ business affairs, and provides daily administrative services.

The Dreyfus Socially Responsible Growth Fund, Inc.

Share Class: Initial

The Dreyfus Socially Responsible Growth Fund, Inc.    The fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

The investment adviser for this fund is The Dreyfus Corporation.

Franklin Templeton Variable Insurance Products Trust

Share Class: Class 1

Franklin Small-Mid Cap Growth VIP Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

The investment adviser for this fund is Franklin Advisers, Inc.

Templeton Foreign VIP Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

The investment adviser for this fund is Templeton Investment Counsel, LLC.

Janus Aspen Series

Share Class: Institutional

Enterprise Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The portfolio may also invest in foreign securities, which may include investments in emerging markets.

Global Research Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. The portfolio may have significant exposure to emerging markets. Because the portfolio’s investments in foreign securities are partially based on the composition of the MSCI World IndexSM, the portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the portfolio’s benchmark index. The portfolio may also invest in foreign equity and debt securities.

The investment adviser for each fund is Janus Capital Management LLC.

MFS® Variable Insurance Trust

Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS® Investors Trust Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS® Total Return Bond Series (Effective April 30, 2015, the MFS® Research Bond Series name changed to MFS® Total Return Bond Series)    The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. MFS normally invests at least 80% of the fund’s net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, floating rate loans, and other obligations to repay money borrowed. In conjunction with a team of investment research analysts, the portfolio managers select investments for the fund.

MFS® Total Return Series    The fund’s investment objective is to seek total return. MFS invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).

MFS® Variable Insurance Trust II

Share Class: Initial

MFS® Massachusetts Investors Growth Stock Portfolio (Effective March 30, 2015, the MFS® Investors Growth Stock Series was reorganized into the MFS® Massachusetts Investors Growth Stock Portfolio)    The fund’s investment objective is to seek capital appreciation. MFS normally invests at least 80% of the fund’s net assets in stocks. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

The investment adviser for the fund is Massachusetts Financial Services Company (“MFS”).

PIMCO Variable Insurance Trust

Share Class: Administrative

PIMCO Short-Term Portfolio    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities.

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”), PIMCO is responsible for managing the investment activities of the portfolio and the portfolio’s business affairs and other administrative matters.

T. Rowe Price Equity Series, Inc.

Share Class: N/A

T. Rowe Price Equity Income Portfolio    The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

The investment manager for this fund is T. Rowe Price Associates, Inc., wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Further information about the Fund portfolios is available in the accompanying prospectus for each fund.

Payments to Prudential

Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.35% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated proprietary funds benefit us financially.

We also receive Rule 12b-1 fees for some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.

In addition, the investment adviser, subadviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information

The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.

Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any portfolio of the funds, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all funds described in this prospectus are available to Participants. Under those Contracts, of the funds described in this prospectus, your Employer may choose up to 28 funds that will be available to you. (The limit on the number of funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other funds for any funds that it has already selected. However, if your employer chooses fewer than 28 funds initially, we will permit it to select additional funds, so long as the total number of funds available to Participants does not exceed 28. Prudential reserves the right to change the number of funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section.

Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by Prudential in Good Order at the address shown on the cover page of this prospectus or such other address as Prudential may direct.

Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If Prudential does not receive the necessary enrollment information in response to this initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

Prudential sets the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day.

Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. Prudential determines the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

If your Plan is serviced by Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), then your contributions, transfers, and redemptions are priced in a different manner. Specifically, if any such transaction is received in Good Order by Fidelity on a given Business Day, the order will purchase or sell (as applicable) Units of the Subaccounts at the Unit Value in effect for that Business Day.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com/online/retirement, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described under the “Requests, Consents and Notices” section of this prospectus.

If a third party (rather than Prudential) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Prudential as of that Business Day.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, Prudential may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

Prudential may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered; and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential, in Good Order.

From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.

•

Restriction. A second incidence of activity meeting the market timing criteria within a six- month period will trigger a trade restriction. If permitted by the Contract, and otherwise allowed by law, Prudential will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Auto-Rebalancing

The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.

We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding.

We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his or her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status” section.

You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your investment, if any, in the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When Prudential receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Valuation Period in which proof of death and a claim and payment election forms are received at Prudential in Good Order.

The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

Prudential will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal;

•	systematic withdrawals;

•	an annuity; or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.

Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:

•	the Beneficiary may make no contributions; and

•	the Beneficiary may not take a loan.

Discontinuance of Contributions

By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section (which involve the Variable Investment Options) work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a Plan Sponsor has ended.

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.

Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

We may delay the processing of a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)

One-half ( 1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee

Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. Prudential may reduce this administrative fee under certain Contracts due to economies of scale or other factors.

Charge for Assuming Mortality and Expense Risks

Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential assesses the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.

This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Same-Gender Spouse, Civil Union and Domestic Partner Considerations

The summary that follows includes a description of certain spousal rights under the Contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (the “Code”) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service (“IRS”) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same-gender spouses, civil unions and domestic partners. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

With respect to a same-gender spouse or civil union partner, you are strongly cautioned to consult with your tax or legal adviser with regard to spousal rights under the Contract.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax Qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.

Contributions

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.

Tax Deferred Annuities

In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2015. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2015. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated Beneficiary.

Distributions to Beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed, and did not designate a Beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a Beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated Beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The Required Minimum Distribution rules regarding non-spouse Beneficiaries continue to apply.

An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

Section 403(c) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Required Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.

Taxes Payable by Participant

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10% tax penalty. The 10% tax penalty does not apply to Section 457 plans. Also, amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant

For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Required Minimum Distribution Rules” previously discussed in this section.

If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within 1 year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers, but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA.” A non-spouse Beneficiary may also roll death benefits to an “inherited Roth IRA.” The Required Minimum Distribution rules regarding non-spouse Beneficiaries continue to apply.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the Annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the Annuitant. We guarantee that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his or her Beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his or her Beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, 14th Floor, Newark, NJ 07102-4077.

PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

During 2014, 2013 and 2012, $157,692, $156,543 and $137,435, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.85% of your Purchase Payments; or

•

a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his or her broker-dealer firm.

We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, Prudential votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the funds in its own right, it may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments.

Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable funds.

State Regulation

Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Legal Proceedings

Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not material. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or Prudential’s ability to meet its obligations under the Contract.

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consist of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Holdings, Inc. (call center operations) located at 280 Park Avenue, 38th Floor, New York, NY 10017; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata America International Corporation (administrative processing) located at 101 Park Avenue, 26th Floor, New York, NY 10178.

Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 400 Puritan Way Marlborough, MA 01752, serves as pricing agent with respect to certain retirement plans investing in the Discovery Premier Group Retirement Annuity.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

Statement of Additional Information

How to Contact Us

You can contact the Prudential Retirement Service Center by:

•

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2005 to 12/31/2005	$13.36	$13.75	44,783
01/01/2006 to 12/31/2006	$13.75	$15.11	40,908
01/01/2007 to 12/31/2007	$15.11	$15.95	41,632
01/01/2008 to 12/31/2008	$15.95	$12.47	49,451
01/01/2009 to 12/31/2009	$12.47	$14.90	52,664
01/01/2010 to 12/31/2010	$14.90	$16.56	57,716
01/01/2011 to 12/31/2011	$16.56	$17.24	55,190
01/01/2012 to 12/31/2012	$17.24	$19.08	62,270
01/01/2013 to 12/31/2013	$19.08	$22.05	73,429
01/01/2014 to 12/31/2014	$22.05	$23.86	92,351

Prudential Series Fund Diversified Bond
01/01/2005 to 12/31/2005	$14.98	$15.39	53,979
01/01/2006 to 12/31/2006	$15.39	$16.08	56,322
01/01/2007 to 12/31/2007	$16.08	$16.91	63,387
01/01/2008 to 12/31/2008	$16.91	$16.25	68,603
01/01/2009 to 12/31/2009	$16.25	$19.48	75,774
01/01/2010 to 12/31/2010	$19.48	$21.43	92,219
01/01/2011 to 12/31/2011	$21.43	$22.93	98,572
01/01/2012 to 12/31/2012	$22.93	$25.25	112,030
01/01/2013 to 12/31/2013	$25.25	$24.95	111,220
01/01/2014 to 12/31/2014	$24.95	$26.58	117,017

Prudential Series Fund Equity
01/01/2005 to 12/31/2005	$12.59	$13.96	204,088
01/01/2006 to 12/31/2006	$13.96	$15.64	209,833
01/01/2007 to 12/31/2007	$15.64	$17.01	215,408
01/01/2008 to 12/31/2008	$17.01	$10.47	218,186
01/01/2009 to 12/31/2009	$10.47	$14.39	228,738
01/01/2010 to 12/31/2010	$14.39	$16.02	234,862
01/01/2011 to 12/31/2011	$16.02	$15.39	243,032
01/01/2012 to 12/31/2012	$15.39	$17.41	240,554
01/01/2013 to 12/31/2013	$17.41	$23.13	241,463
01/01/2014 to 12/31/2014	$23.13	$24.79	243,540

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Flexible Managed
01/01/2005 to 12/31/2005	$12.94	$13.41	84,965
01/01/2006 to 12/31/2006	$13.41	$14.97	83,930
01/01/2007 to 12/31/2007	$14.97	$15.84	85,781
01/01/2008 to 12/31/2008	$15.84	$11.85	74,949
01/01/2009 to 12/31/2009	$11.85	$14.14	75,398
01/01/2010 to 12/31/2010	$14.14	$15.76	76,546
01/01/2011 to 12/31/2011	$15.76	$16.37	76,261
01/01/2012 to 12/31/2012	$16.37	$18.46	82,982
01/01/2013 to 12/31/2013	$18.46	$22.07	87,450
01/01/2014 to 12/31/2014	$22.07	$24.39	83,353

Prudential Series Fund Global
01/01/2005 to 12/31/2005	$12.13	$14.01	39,976
01/01/2006 to 12/31/2006	$14.01	$16.68	40,445
01/01/2007 to 12/31/2007	$16.68	$18.34	38,032
01/01/2008 to 12/31/2008	$18.34	$10.41	38,758
01/01/2009 to 12/31/2009	$10.41	$13.61	42,084
01/01/2010 to 12/31/2010	$13.61	$15.27	43,709
01/01/2011 to 12/31/2011	$15.27	$14.14	44,833
01/01/2012 to 12/31/2012	$14.14	$16.53	51,934
01/01/2013 to 12/31/2013	$16.53	$20.94	59,074
01/01/2014 to 12/31/2014	$20.94	$21.51	62,008

Prudential Series Fund Government Income
01/01/2005 to 12/31/2005	$15.43	$15.74	40,411
01/01/2006 to 12/31/2006	$15.74	$16.25	38,050
01/01/2007 to 12/31/2007	$16.25	$17.09	38,551
01/01/2008 to 12/31/2008	$17.09	$17.73	45,918
01/01/2009 to 12/31/2009	$17.73	$19.00	52,316
01/01/2010 to 12/31/2010	$19.00	$20.23	55,857
01/01/2011 to 12/31/2011	$20.23	$21.67	55,373
01/01/2012 to 12/31/2012	$21.67	$22.34	62,717
01/01/2013 to 12/31/2013	$22.34	$21.71	44,636
01/01/2014 to 12/31/2014	$21.71	$22.87	47,674

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund High Yield Bond
01/01/2005 to 12/31/2005	$13.33	$13.71	1,234
01/01/2006 to 12/31/2006	$13.71	$15.04	—
01/01/2007 to 12/31/2007	$15.04	$15.36	—
01/01/2008 to 12/31/2008	$15.36	$11.88	—
01/01/2009 to 12/31/2009	$11.88	$17.40	—
01/01/2010 to 12/31/2010	$17.40	$19.74	—
01/01/2011 to 12/31/2011	$19.74	$20.65	—
01/01/2012 to 12/31/2012	$20.65	$23.51	—
01/01/2013 to 12/31/2013	$23.51	$25.09	—
01/01/2014 to 12/31/2014	$25.09	$25.64	—

Prudential Series Fund Jennison
01/01/2005 to 12/31/2005	$12.59	$14.35	232,271
01/01/2006 to 12/31/2006	$14.35	$14.54	40,091
01/01/2007 to 12/31/2007	$14.54	$16.20	43,356
01/01/2008 to 12/31/2008	$16.20	$10.11	42,253
01/01/2009 to 12/31/2009	$10.11	$14.39	19,262
01/01/2010 to 12/31/2010	$14.39	$16.03	14,675
01/01/2011 to 12/31/2011	$16.03	$16.00	14,897
01/01/2012 to 12/31/2012	$16.00	$18.49	18,700
01/01/2013 to 12/31/2013	$18.49	$25.33	22,370
01/01/2014 to 12/31/2014	$25.33	$27.72	33,680

Prudential Series Fund Jennison 20/20 Focus
01/01/2005 to 12/31/2005	$11.58	$14.01	417
01/01/2006 to 12/31/2006	$14.01	$15.91	—
01/01/2007 to 12/31/2007	$15.91	$17.51	—
01/01/2008 to 12/31/2008	$17.51	$10.60	—
01/01/2009 to 12/31/2009	$10.60	$16.65	—
01/01/2010 to 12/31/2010	$16.65	$17.87	—
01/01/2011 to 12/31/2011	$17.87	$17.04	—
01/01/2012 to 12/31/2012	$17.04	$18.82	—
01/01/2013 to 12/31/2013	$18.82	$24.33	—
01/01/2014 to 12/31/2014	$24.33	$25.94	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Money Market
01/01/2005 to 12/31/2005	$12.51	$12.81	7,405
01/01/2006 to 12/31/2006	$12.81	$13.35	—
01/01/2007 to 12/31/2007	$13.35	$13.96	—
01/01/2008 to 12/31/2008	$13.96	$14.25	—
01/01/2009 to 12/31/2009	$14.25	$14.24	—
01/01/2010 to 12/31/2010	$14.24	$14.17	—
01/01/2011 to 12/31/2011	$14.17	$14.11	—
01/01/2012 to 12/31/2012	$14.11	$14.04	—
01/01/2013 to 12/31/2013	$14.04	$13.97	—
01/01/2014 to 12/31/2014	$13.97	$13.90	—

Prudential Series Fund Small Capitalization Stock
01/01/2005 to 12/31/2005	$16.48	$17.59	114,320
01/01/2006 to 12/31/2006	$17.59	$20.07	—
01/01/2007 to 12/31/2007	$20.07	$19.87	—
01/01/2008 to 12/31/2008	$19.87	$13.63	—
01/01/2009 to 12/31/2009	$13.63	$16.98	—
01/01/2010 to 12/31/2010	$16.98	$21.28	—
01/01/2011 to 12/31/2011	$21.28	$21.29	—
01/01/2012 to 12/31/2012	$21.29	$24.58	—
01/01/2013 to 12/31/2013	$24.58	$34.47	—
01/01/2014 to 12/31/2014	$34.47	$36.15	—

Prudential Series Fund Stock Index
01/01/2005 to 12/31/2005	$13.76	$14.32	260,848
01/01/2006 to 12/31/2006	$14.32	$16.46	274,389
01/01/2007 to 12/31/2007	$16.46	$17.21	289,404
01/01/2008 to 12/31/2008	$17.21	$10.80	260,197
01/01/2009 to 12/31/2009	$10.80	$13.55	278,002
01/01/2010 to 12/31/2010	$13.55	$15.45	297,004
01/01/2011 to 12/31/2011	$15.45	$15.67	294,448
01/01/2012 to 12/31/2012	$15.67	$18.04	341,497
01/01/2013 to 12/31/2013	$18.04	$23.67	363,559
01/01/2014 to 12/31/2014	$23.67	$26.69	348,363

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2005 to 12/31/2005	$13.28	$15.42	45,616
01/01/2006 to 12/31/2006	$15.42	$18.40	—
01/01/2007 to 12/31/2007	$18.40	$18.89	—
01/01/2008 to 12/31/2008	$18.89	$10.85	—
01/01/2009 to 12/31/2009	$10.85	$15.32	—
01/01/2010 to 12/31/2010	$15.32	$17.36	—
01/01/2011 to 12/31/2011	$17.36	$16.31	—
01/01/2012 to 12/31/2012	$16.31	$18.60	—
01/01/2013 to 12/31/2013	$18.60	$24.63	—
01/01/2014 to 12/31/2014	$24.63	$26.98	—

AllianceBernstein Growth and Income
01/01/2005 to 12/31/2005	$11.81	$12.33	134,369
01/01/2006 to 12/31/2006	$12.33	$14.39	—
01/01/2007 to 12/31/2007	$14.39	$15.05	—
01/01/2008 to 12/31/2008	$15.05	$8.89	—
01/01/2009 to 12/31/2009	$8.89	$10.69	—
01/01/2010 to 12/31/2010	$10.69	$12.03	—
01/01/2011 to 12/31/2011	$12.03	$12.73	—
01/01/2012 to 12/31/2012	$12.73	$14.88	—
01/01/2013 to 12/31/2013	$14.88	$19.99	—
01/01/2014 to 12/31/2014	$19.99	$21.79	—

AllianceBernstein Large Cap Growth
01/01/2005 to 12/31/2005	$6.39	$7.32	375,201
01/01/2006 to 12/31/2006	$7.32	$7.25	—
01/01/2007 to 12/31/2007	$7.25	$8.22	—
01/01/2008 to 12/31/2008	$8.22	$4.94	—
01/01/2009 to 12/31/2009	$4.94	$6.75	—
01/01/2010 to 12/31/2010	$6.75	$7.40	—
01/01/2011 to 12/31/2011	$7.40	$7.14	—
01/01/2012 to 12/31/2012	$7.14	$8.27	—
01/01/2013 to 12/31/2013	$8.27	$11.30	—
01/01/2014 to 12/31/2014	$11.30	$12.83	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

AllianceBernstein Small Cap Growth
01/01/2005 to 12/31/2005	$10.24	$10.72	165
01/01/2006 to 12/31/2006	$10.72	$11.81	—
01/01/2007 to 12/31/2007	$11.81	$13.40	—
01/01/2008 to 12/31/2008	$13.40	$7.26	—
01/01/2009 to 12/31/2009	$7.26	$10.24	—
01/01/2010 to 12/31/2010	$10.24	$13.95	—
01/01/2011 to 12/31/2011	$13.95	$14.50	—
01/01/2012 to 12/31/2012	$14.50	$16.60	—
01/01/2013 to 12/31/2013	$16.60	$24.06	—
01/01/2014 to 12/31/2014	$24.06	$23.50	—

American Century VP Income & Growth
01/01/2005 to 12/31/2005	$9.86	$10.27	14,643
01/01/2006 to 12/31/2006	$10.27	$11.96	—
01/01/2007 to 12/31/2007	$11.96	$11.89	—
01/01/2008 to 12/31/2008	$11.89	$7.74	—
01/01/2009 to 12/31/2009	$7.74	$9.10	—
01/01/2010 to 12/31/2010	$9.10	$10.33	—
01/01/2011 to 12/31/2011	$10.33	$10.60	—
01/01/2012 to 12/31/2012	$10.60	$12.10	—
01/01/2013 to 12/31/2013	$12.10	$16.36	—
01/01/2014 to 12/31/2014	$16.36	$18.31	—

Credit Suisse Trust U.S. Equity Flex III
01/01/2005 to 12/31/2005	$9.63	$10.25	28,523
01/01/2006 to 12/31/2006	$10.25	$10.39	17,024
01/01/2007 to 12/31/2007	$10.39	$11.54	18,761
01/01/2008 to 12/31/2008	$11.54	$7.09	20,846
01/01/2009 to 10/02/2009	$7.09	$8.46	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.46	$9.19	27,060
01/01/2010 to 12/31/2010	$9.19	$10.47	27,360
01/01/2011 to 10/21/2011	$10.47	$9.73	—

Davis Value
01/01/2005 to 12/31/2005	$10.91	$11.88	27,505
01/01/2006 to 12/31/2006	$11.88	$13.59	—
01/01/2007 to 12/31/2007	$13.59	$14.15	—
01/01/2008 to 12/31/2008	$14.15	$8.40	—
01/01/2009 to 12/31/2009	$8.40	$10.97	—
01/01/2010 to 12/31/2010	$10.97	$12.31	—
01/01/2011 to 12/31/2011	$12.31	$11.73	—
01/01/2012 to 12/31/2012	$11.73	$13.20	—
01/01/2013 to 12/31/2013	$13.20	$17.53	—
01/01/2014 to 12/31/2014	$17.53	$18.50	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.94	50,470
01/01/2006 to 12/31/2006	$11.94	$15.11	55,901
01/01/2007 to 12/31/2007	$15.11	$20.87	85,436
01/01/2008 to 12/31/2008	$20.87	$10.06	95,200
01/01/2009 to 12/31/2009	$10.06	$17.83	112,788
01/01/2010 to 12/31/2010	$17.83	$21.02	121,511
01/01/2011 to 12/31/2011	$21.02	$16.78	105,378
01/01/2012 to 12/31/2012	$16.78	$19.11	102,348
01/01/2013 to 12/31/2013	$19.11	$20.94	98,973
01/01/2014 to 12/31/2014	$20.94	$19.16	94,209

Dreyfus Socially Responsible Growth
01/01/2005 to 12/31/2005	$6.60	$6.80	—
01/01/2006 to 12/31/2006	$6.80	$7.38	—
01/01/2007 to 12/31/2007	$7.38	$7.92	—
01/01/2008 to 12/31/2008	$7.92	$5.17	—
01/01/2009 to 12/31/2009	$5.17	$6.88	—
01/01/2010 to 12/31/2010	$6.88	$7.86	—
01/01/2011 to 12/31/2011	$7.86	$7.89	—
01/01/2012 to 12/31/2012	$7.89	$8.79	—
01/01/2013 to 12/31/2013	$8.79	$11.75	—
01/01/2014 to 12/31/2014	$11.75	$13.26	—

Franklin Small-Mid Cap Growth VIP Fund
01/01/2005 to 12/31/2005	$8.29	$8.67	381,829
01/01/2006 to 12/31/2006	$8.67	$9.40	58,442
01/01/2007 to 12/31/2007	$9.40	$10.43	66,172
01/01/2008 to 12/31/2008	$10.43	$5.98	63,581
01/01/2009 to 12/31/2009	$5.98	$8.57	61,926
01/01/2010 to 12/31/2010	$8.57	$10.91	96,439
01/01/2011 to 12/31/2011	$10.91	$10.36	114,401
01/01/2012 to 12/31/2012	$10.36	$11.45	102,408
01/01/2013 to 12/31/2013	$11.45	$15.78	125,973
01/01/2014 to 12/31/2014	$15.78	$16.92	126,616

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Templeton Foreign VIP Fund
01/01/2005 to 12/31/2005	$10.84	$11.91	22,905
01/01/2006 to 12/31/2006	$11.91	$14.42	22,095
01/01/2007 to 12/31/2007	$14.42	$16.62	26,423
01/01/2008 to 12/31/2008	$16.62	$9.88	24,742
01/01/2009 to 12/31/2009	$9.88	$13.51	27,059
01/01/2010 to 12/31/2010	$13.51	$14.60	31,229
01/01/2011 to 12/31/2011	$14.60	$13.01	29,231
01/01/2012 to 12/31/2012	$13.01	$15.36	31,647
01/01/2013 to 12/31/2013	$15.36	$18.84	38,155
01/01/2014 to 12/31/2014	$18.84	$16.70	44,946

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$15.15	—
01/01/2007 to 12/31/2007	$15.15	$16.30	—
01/01/2008 to 12/31/2008	$16.30	$11.33	—
01/01/2009 to 12/31/2009	$11.33	$14.46	—
01/01/2010 to 12/31/2010	$14.46	$15.76	—
01/01/2011 to 12/31/2011	$15.76	$15.68	—
01/01/2012 to 12/31/2012	$15.68	$17.76	—
01/01/2013 to 12/31/2013	$17.76	$22.84	—
01/01/2014 to 12/31/2014	$22.84	$24.58	—

Invesco V.I. Dynamics
01/01/2005 to 12/31/2005	$7.01	$7.72	46,401
01/01/2006 to 12/31/2006	$7.72	$8.92	—
01/01/2007 to 12/31/2007	$8.92	$9.96	—
01/01/2008 to 12/31/2008	$9.96	$5.14	—
01/01/2009 to 12/31/2009	$5.14	$7.29	—
01/01/2010 to 12/31/2010	$7.29	$8.98	—
01/01/2011 to 04/29/2011	$8.98	$10.04	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$10.04	$8.24	—
01/01/2012 to 04/27/2012	$8.24	$9.38	—

Invesco V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.38	$9.19	—
01/01/2013 to 12/31/2013	$9.19	$12.52	—
01/01/2014 to 12/31/2014	$12.52	$13.46	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Government Securities
01/01/2005 to 12/31/2005	$13.31	$13.46	2
01/01/2006 to 12/31/2006	$13.46	$13.87	—
01/01/2007 to 12/31/2007	$13.87	$14.67	—
01/01/2008 to 12/31/2008	$14.67	$16.40	—
01/01/2009 to 12/31/2009	$16.40	$16.31	—
01/01/2010 to 12/31/2010	$16.31	$17.11	—
01/01/2011 to 12/31/2011	$17.11	$18.37	—
01/01/2012 to 12/31/2012	$18.37	$18.73	—
01/01/2013 to 12/31/2013	$18.73	$18.15	—
01/01/2014 to 12/31/2014	$18.15	$18.81	—

Invesco V.I. International Growth
01/01/2005 to 12/31/2005	$8.68	$10.18	10,389
01/01/2006 to 12/31/2006	$10.18	$12.99	—
01/01/2007 to 12/31/2007	$12.99	$14.83	—
01/01/2008 to 12/31/2008	$14.83	$8.80	—
01/01/2009 to 12/31/2009	$8.80	$11.84	—
01/01/2010 to 12/31/2010	$11.84	$13.29	—
01/01/2011 to 12/31/2011	$13.29	$12.34	—
01/01/2012 to 12/31/2012	$12.34	$14.18	—
01/01/2013 to 12/31/2013	$14.18	$16.79	—
01/01/2014 to 12/31/2014	$16.79	$16.76	—

AIM V.I. Premier Equity (Closed in 2006)
01/01/2005 to 12/31/2005	$11.48	$12.07	77,798
01/01/2006 to 12/31/2006	$12.07	—	—

Janus Aspen Growth and Income
01/01/2005 to 12/31/2005	$8.54	$9.55	61,348
01/01/2006 to 12/31/2006	$9.55	$10.27	66,401
01/01/2007 to 12/31/2007	$10.27	$11.11	60,731
01/01/2008 to 12/31/2008	$11.11	$6.50	67,862
01/01/2009 to 12/31/2009	$6.50	$9.01	77,960
01/01/2010 to 04/30/2010	$9.01	$9.55	—

Janus Aspen Enterprise
01/01/2005 to 12/31/2005	$5.52	$6.17	146,568
01/01/2006 to 12/31/2006	$6.17	$6.98	58,554
01/01/2007 to 12/31/2007	$6.98	$8.47	68,241
01/01/2008 to 12/31/2008	$8.47	$4.74	80,654
01/01/2009 to 12/31/2009	$4.74	$6.84	84,100
01/01/2010 to 12/31/2010	$6.84	$8.56	92,262
01/01/2011 to 12/31/2011	$8.56	$8.40	109,025
01/01/2012 to 12/31/2012	$8.40	$9.80	134,804
01/01/2013 to 12/31/2013	$9.80	$12.91	170,094
01/01/2014 to 12/31/2014	$12.91	$14.45	203,087

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Global Research Portfolio
01/01/2005 to 12/31/2005	$6.41	$6.74	114,729
01/01/2006 to 12/31/2006	$6.74	$7.94	45,455
01/01/2007 to 12/31/2007	$7.94	$8.66	45,641
01/01/2008 to 12/31/2008	$8.66	$4.77	40,085
01/01/2009 to 12/31/2009	$4.77	$6.53	46,907
01/01/2010 to 12/31/2010	$6.53	$7.53	45,273
01/01/2011 to 12/31/2011	$7.53	$6.46	41,446
01/01/2012 to 12/31/2012	$6.46	$7.72	48,731
01/01/2013 to 12/31/2013	$7.72	$9.86	69,548
01/01/2014 to 12/31/2014	$9.86	$10.55	72,339

MFS Growth
01/01/2005 to 12/31/2005	$12.06	$13.11	7,409
01/01/2006 to 12/31/2006	$13.11	$14.07	—
01/01/2007 to 12/31/2007	$14.07	$16.96	—
01/01/2008 to 12/31/2008	$16.96	$10.56	—
01/01/2009 to 12/31/2009	$10.56	$14.47	—
01/01/2010 to 12/31/2010	$14.47	$16.61	—
01/01/2011 to 12/31/2011	$16.61	$16.47	—
01/01/2012 to 12/31/2012	$16.47	$19.24	—
01/01/2013 to 12/31/2013	$19.24	$26.20	—
01/01/2014 to 12/31/2014	$26.20	$28.40	—

MFS Investors Growth
01/01/2005 to 12/31/2005	$6.87	$7.14	22,468
01/01/2006 to 12/31/2006	$7.14	$7.64	20,996
01/01/2007 to 12/31/2007	$7.64	$8.47	27,548
01/01/2008 to 12/31/2008	$8.47	$5.32	27,157
01/01/2009 to 12/31/2009	$5.32	$7.39	31,518
01/01/2010 to 12/31/2010	$7.39	$8.27	39,071
01/01/2011 to 12/31/2011	$8.27	$8.27	52,692
01/01/2012 to 12/31/2012	$8.27	$9.63	57,150
01/01/2013 to 12/31/2013	$9.63	$12.48	64,192
01/01/2014 to 12/31/2014	$12.48	$13.84	73,906

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Trust
01/01/2005 to 12/31/2005	$8.91	$9.52	212
01/01/2006 to 12/31/2006	$9.52	$10.70	—
01/01/2007 to 12/31/2007	$10.70	$11.75	—
01/01/2008 to 12/31/2008	$11.75	$7.82	—
01/01/2009 to 12/31/2009	$7.82	$9.88	—
01/01/2010 to 12/31/2010	$9.88	$10.92	—
01/01/2011 to 12/31/2011	$10.92	$10.63	—
01/01/2012 to 12/31/2012	$10.63	$12.60	—
01/01/2013 to 12/31/2013	$12.60	$16.56	—
01/01/2014 to 12/31/2014	$16.56	$18.29	—

MFS Research Bond
01/01/2005 to 12/31/2005	$14.67	$14.82	—
01/01/2006 to 12/31/2006	$14.82	$15.34	—
01/01/2007 to 12/31/2007	$15.34	$15.91	—
01/01/2008 to 12/31/2008	$15.91	$15.46	—
01/01/2009 to 12/31/2009	$15.46	$17.86	—
01/01/2010 to 12/31/2010	$17.86	$19.10	—
01/01/2011 to 12/31/2011	$19.10	$20.29	—
01/01/2012 to 12/31/2012	$20.29	$21.67	—
01/01/2013 to 12/31/2013	$21.67	$21.34	—
01/01/2014 to 12/31/2014	$21.34	$22.48	—

MFS Total Return
01/01/2005 to 12/31/2005	$12.08	$12.36	8,769
01/01/2006 to 12/31/2006	$12.36	$13.76	—
01/01/2007 to 12/31/2007	$13.76	$14.27	—
01/01/2008 to 12/31/2008	$14.27	$11.05	—
01/01/2009 to 12/31/2009	$11.05	$12.98	—
01/01/2010 to 12/31/2010	$12.98	$14.20	—
01/01/2011 to 12/31/2011	$14.20	$14.38	—
01/01/2012 to 12/31/2012	$14.38	$15.92	—
01/01/2013 to 12/31/2013	$15.92	$18.85	—
01/01/2014 to 12/31/2014	$18.85	$20.35	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO Short Term
01/01/2005 to 12/31/2005	—	$10.21	2,156
01/01/2006 to 12/31/2006	$10.21	$10.60	2,432
01/01/2007 to 12/31/2007	$10.60	$11.02	3,697
01/01/2008 to 12/31/2008	$11.02	$10.93	8,757
01/01/2009 to 12/31/2009	$10.93	$11.72	26,096
01/01/2010 to 12/31/2010	$11.72	$11.91	23,980
01/01/2011 to 12/31/2011	$11.91	$11.91	25,057
01/01/2012 to 12/31/2012	$11.91	$12.18	26,535
01/01/2013 to 12/31/2013	$12.18	$12.19	36,523
01/01/2014 to 12/31/2014	$12.19	$12.21	19,225

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$17.38	9,417
01/01/2006 to 12/31/2006	$17.38	$20.58	—
01/01/2007 to 12/31/2007	$20.58	$21.14	30,520
01/01/2008 to 12/31/2008	$21.14	$13.44	36,797
01/01/2009 to 12/31/2009	$13.44	$16.80	36,153
01/01/2010 to 12/31/2010	$16.80	$19.22	41,564
01/01/2011 to 12/31/2011	$19.22	$18.99	47,792
01/01/2012 to 12/31/2012	$18.99	$22.14	53,873
01/01/2013 to 12/31/2013	$22.14	$28.58	59,743
01/01/2014 to 12/31/2014	$28.58	$30.53	61,680

*	Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2005 to 12/31/2005	$13.27	$13.63	17,426
01/01/2006 to 12/31/2006	$13.63	$14.96	16,448
01/01/2007 to 12/31/2007	$14.96	$15.77	15,380
01/01/2008 to 12/31/2008	$15.77	$12.31	15,157
01/01/2009 to 12/31/2009	$12.31	$14.68	13,627
01/01/2010 to 12/31/2010	$14.68	$16.30	12,208
01/01/2011 to 12/31/2011	$16.30	$16.94	11,512
01/01/2012 to 12/31/2012	$16.94	$18.72	12,246
01/01/2013 to 12/31/2013	$18.72	$21.61	12,445
01/01/2014 to 12/31/2014	$21.61	$23.35	11,827

Prudential Series Fund Diversified Bond
01/01/2005 to 12/31/2005	$14.87	$15.26	21,486
01/01/2006 to 12/31/2006	$15.26	$15.92	22,257
01/01/2007 to 12/31/2007	$15.92	$16.72	28,002
01/01/2008 to 12/31/2008	$16.72	$16.04	32,935
01/01/2009 to 12/31/2009	$16.04	$19.20	35,166
01/01/2010 to 12/31/2010	$19.20	$21.10	43,556
01/01/2011 to 12/31/2011	$21.10	$22.53	48,543
01/01/2012 to 12/31/2012	$22.53	$24.78	52,809
01/01/2013 to 12/31/2013	$24.78	$24.44	49,963
01/01/2014 to 12/31/2014	$24.44	$26.01	54,854

Prudential Series Fund Equity
01/01/2005 to 12/31/2005	$12.50	$13.84	1,140
01/01/2006 to 12/31/2006	$13.84	$15.48	1,072
01/01/2007 to 12/31/2007	$15.48	$16.82	1,754
01/01/2008 to 12/31/2008	$16.82	$10.33	1,810
01/01/2009 to 12/31/2009	$10.33	$14.18	1,671
01/01/2010 to 12/31/2010	$14.18	$15.77	1,702
01/01/2011 to 12/31/2011	$15.77	$15.12	1,764
01/01/2012 to 12/31/2012	$15.12	$17.08	1,816
01/01/2013 to 12/31/2013	$17.08	$22.66	1,470
01/01/2014 to 12/31/2014	$22.66	$24.25	1,576

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Flexible Managed
01/01/2005 to 12/31/2005	$12.85	$13.30	6,118
01/01/2006 to 12/31/2006	$13.30	$14.82	6,252
01/01/2007 to 12/31/2007	$14.82	$15.66	12,723
01/01/2008 to 12/31/2008	$15.66	$11.70	12,162
01/01/2009 to 12/31/2009	$11.70	$13.94	9,100
01/01/2010 to 12/31/2010	$13.94	$15.52	9,736
01/01/2011 to 12/31/2011	$15.52	$16.08	10,178
01/01/2012 to 12/31/2012	$16.08	$18.12	11,669
01/01/2013 to 12/31/2013	$18.12	$21.63	10,487
01/01/2014 to 12/31/2014	$21.63	$23.86	12,147

Prudential Series Fund Global
01/01/2005 to 12/31/2005	$12.05	$13.89	281
01/01/2006 to 12/31/2006	$13.89	$16.51	586
01/01/2007 to 12/31/2007	$16.51	$18.13	2,036
01/01/2008 to 12/31/2008	$18.13	$10.28	2,457
01/01/2009 to 12/31/2009	$10.28	$13.42	3,126
01/01/2010 to 12/31/2010	$13.42	$15.03	2,925
01/01/2011 to 12/31/2011	$15.03	$13.89	3,402
01/01/2012 to 12/31/2012	$13.89	$16.22	3,010
01/01/2013 to 12/31/2013	$16.22	$20.52	3,153
01/01/2014 to 12/31/2014	$20.52	$21.05	1,394

Prudential Series Fund Government Income
01/01/2005 to 12/31/2005	$15.32	$15.61	18,020
01/01/2006 to 12/31/2006	$15.61	$16.08	18,220
01/01/2007 to 12/31/2007	$16.08	$16.89	20,416
01/01/2008 to 12/31/2008	$16.89	$17.50	20,397
01/01/2009 to 12/31/2009	$17.50	$18.73	20,245
01/01/2010 to 12/31/2010	$18.73	$19.91	18,613
01/01/2011 to 12/31/2011	$19.91	$21.29	17,798
01/01/2012 to 12/31/2012	$21.29	$21.92	16,773
01/01/2013 to 12/31/2013	$21.92	$21.27	17,176
01/01/2014 to 12/31/2014	$21.27	$22.37	16,177

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund High Yield Bond
01/01/2005 to 12/31/2005	$13.23	$13.60	14,413
01/01/2006 to 12/31/2006	$13.60	$14.90	16,027
01/01/2007 to 12/31/2007	$14.90	$15.19	22,934
01/01/2008 to 12/31/2008	$15.19	$11.73	17,203
01/01/2009 to 12/31/2009	$11.73	$17.15	19,919
01/01/2010 to 12/31/2010	$17.15	$19.43	19,134
01/01/2011 to 12/31/2011	$19.43	$20.29	16,917
01/01/2012 to 12/31/2012	$20.29	$23.07	18,684
01/01/2013 to 12/31/2013	$23.07	$24.58	18,261
01/01/2014 to 12/31/2014	$24.58	$25.08	19,648

Prudential Series Fund Jennison
01/01/2005 to 12/31/2005	$12.51	$14.23	46,373
01/01/2006 to 12/31/2006	$14.23	$14.39	48,219
01/01/2007 to 12/31/2007	$14.39	$16.02	42,986
01/01/2008 to 12/31/2008	$16.02	$9.98	46,150
01/01/2009 to 12/31/2009	$9.98	$14.18	46,661
01/01/2010 to 12/31/2010	$14.18	$15.78	59,624
01/01/2011 to 12/31/2011	$15.78	$15.72	56,198
01/01/2012 to 12/31/2012	$15.72	$18.15	57,261
01/01/2013 to 12/31/2013	$18.15	$24.82	59,498
01/01/2014 to 12/31/2014	$24.82	$27.12	52,345

Prudential Series Fund Jennison 20/20 Focus
01/01/2005 to 12/31/2005	$11.50	$13.90	2,255
01/01/2006 to 12/31/2006	$13.90	$15.76	8,681
01/01/2007 to 12/31/2007	$15.76	$17.31	26,989
01/01/2008 to 12/31/2008	$17.31	$10.47	35,798
01/01/2009 to 12/31/2009	$10.47	$16.41	39,630
01/01/2010 to 12/31/2010	$16.41	$17.59	43,814
01/01/2011 to 12/31/2011	$17.59	$16.75	46,245
01/01/2012 to 12/31/2012	$16.75	$18.47	58,909
01/01/2013 to 12/31/2013	$18.47	$23.84	56,892
01/01/2014 to 12/31/2014	$23.84	$25.38	57,562

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Money Market
01/01/2005 to 12/31/2005	$12.42	$12.70	633
01/01/2006 to 12/31/2006	$12.70	$13.22	3,232
01/01/2007 to 12/31/2007	$13.22	$13.80	4,858
01/01/2008 to 12/31/2008	$13.80	$14.07	12,662
01/01/2009 to 12/31/2009	$14.07	$14.04	17,314
01/01/2010 to 12/31/2010	$14.04	$13.95	65,155
01/01/2011 to 12/31/2011	$13.95	$13.86	60,982
01/01/2012 to 12/31/2012	$13.86	$13.78	47,837
01/01/2013 to 12/31/2013	$13.78	$13.69	41,845
01/01/2014 to 12/31/2014	$13.69	$13.60	39,136

Prudential Series Fund Small Capitalization Stock
01/01/2005 to 12/31/2005	$16.37	$17.45	45,337
01/01/2006 to 12/31/2006	$17.45	$19.88	49,519
01/01/2007 to 12/31/2007	$19.88	$19.64	53,497
01/01/2008 to 12/31/2008	$19.64	$13.46	48,245
01/01/2009 to 12/31/2009	$13.46	$16.74	51,339
01/01/2010 to 12/31/2010	$16.74	$20.94	49,888
01/01/2011 to 12/31/2011	$20.94	$20.93	48,599
01/01/2012 to 12/31/2012	$20.93	$24.12	46,597
01/01/2013 to 12/31/2013	$24.12	$33.78	45,774
01/01/2014 to 12/31/2014	$33.78	$35.37	43,809

Prudential Series Fund Stock Index
01/01/2005 to 12/31/2005	$13.67	$14.20	54,942
01/01/2006 to 12/31/2006	$14.20	$16.30	58,546
01/01/2007 to 12/31/2007	$16.30	$17.02	56,087
01/01/2008 to 12/31/2008	$17.02	$10.66	58,615
01/01/2009 to 12/31/2009	$10.66	$13.35	65,288
01/01/2010 to 12/31/2010	$13.35	$15.20	61,553
01/01/2011 to 12/31/2011	$15.20	$15.40	54,110
01/01/2012 to 12/31/2012	$15.40	$17.70	55,470
01/01/2013 to 12/31/2013	$17.70	$23.19	58,600
01/01/2014 to 12/31/2014	$23.19	$26.11	58,461

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2005 to 12/31/2005	$13.19	$15.29	41,050
01/01/2006 to 12/31/2006	$15.29	$18.22	47,005
01/01/2007 to 12/31/2007	$18.22	$18.68	65,845
01/01/2008 to 12/31/2008	$18.68	$10.71	69,919
01/01/2009 to 12/31/2009	$10.71	$15.10	76,968
01/01/2010 to 12/31/2010	$15.10	$17.08	77,623
01/01/2011 to 12/31/2011	$17.08	$16.03	76,045
01/01/2012 to 12/31/2012	$16.03	$18.25	77,099
01/01/2013 to 12/31/2013	$18.25	$24.13	74,068
01/01/2014 to 12/31/2014	$24.13	$26.40	68,445

AllianceBernstein Growth and Income
01/01/2005 to 12/31/2005	$11.73	$12.23	102,212
01/01/2006 to 12/31/2006	$12.23	$14.25	103,043
01/01/2007 to 12/31/2007	$14.25	$14.88	90,542
01/01/2008 to 12/31/2008	$14.88	$8.78	82,706
01/01/2009 to 12/31/2009	$8.78	$10.54	78,224
01/01/2010 to 12/31/2010	$10.54	$11.84	65,441
01/01/2011 to 12/31/2011	$11.84	$12.51	60,850
01/01/2012 to 12/31/2012	$12.51	$14.61	57,856
01/01/2013 to 12/31/2013	$14.61	$19.59	55,888
01/01/2014 to 12/31/2014	$19.59	$21.32	51,124

AllianceBernstein Large Cap Growth
01/01/2005 to 12/31/2005	$6.35	$7.26	93,987
01/01/2006 to 12/31/2006	$7.26	$7.18	96,898
01/01/2007 to 12/31/2007	$7.18	$8.13	71,959
01/01/2008 to 12/31/2008	$8.13	$4.87	64,024
01/01/2009 to 12/31/2009	$4.87	$6.66	54,164
01/01/2010 to 12/31/2010	$6.66	$7.28	37,695
01/01/2011 to 12/31/2011	$7.28	$6.98	36,163
01/01/2012 to 12/31/2012	$6.98	$8.11	33,012
01/01/2013 to 12/31/2013	$8.11	$11.07	33,441
01/01/2014 to 12/31/2014	$11.07	$12.56	28,606

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

AllianceBernstein Small Cap Growth
01/01/2005 to 12/31/2005	$10.17	$10.63	1,722
01/01/2006 to 12/31/2006	$10.63	$11.69	3,180
01/01/2007 to 12/31/2007	$11.69	$13.25	2,953
01/01/2008 to 12/31/2008	$13.25	$7.17	3,063
01/01/2009 to 12/31/2009	$7.17	$10.10	3,189
01/01/2010 to 12/31/2010	$10.10	$13.73	3,086
01/01/2011 to 12/31/2011	$13.73	$14.25	3,733
01/01/2012 to 12/31/2012	$14.25	$16.29	10,342
01/01/2013 to 12/31/2013	$16.29	$23.57	11,726
01/01/2014 to 12/31/2014	$23.57	$23.00	12,212

American Century VP Income & Growth
01/01/2005 to 12/31/2005	$9.79	$10.18	25,384
01/01/2006 to 12/31/2006	$10.18	$11.84	27,693
01/01/2007 to 12/31/2007	$11.84	$11.76	24,127
01/01/2008 to 12/31/2008	$11.76	$7.64	21,442
01/01/2009 to 12/31/2009	$7.64	$8.97	24,275
01/01/2010 to 12/31/2010	$8.97	$10.17	19,738
01/01/2011 to 12/31/2011	$10.17	$10.42	18,530
01/01/2012 to 12/31/2012	$10.42	$11.88	18,981
01/01/2013 to 12/31/2013	$11.88	$16.03	14,981
01/01/2014 to 12/31/2014	$16.03	$17.92	15,860

Credit Suisse Trust U.S. Equity Flex III
01/01/2005 to 12/31/2005	$9.56	$10.16	5,606
01/01/2006 to 12/31/2006	$10.16	$10.29	11,928
01/01/2007 to 12/31/2007	$10.29	$11.41	12,744
01/01/2008 to 12/31/2008	$11.41	$7.00	11,221
01/01/2009 to 10/02/2009	$7.00	$8.35	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.35	$9.06	12,236
01/01/2010 to 12/31/2010	$9.06	$10.30	12,188
01/01/2011 to 10/21/2011	$10.30	$9.57	—

Davis Value
01/01/2005 to 12/31/2005	$10.83	$11.78	6,810
01/01/2006 to 12/31/2006	$11.78	$13.46	8,965
01/01/2007 to 12/31/2007	$13.46	$13.99	10,166
01/01/2008 to 12/31/2008	$13.99	$8.30	11,374
01/01/2009 to 12/31/2009	$8.30	$10.81	12,571
01/01/2010 to 12/31/2010	$10.81	$12.11	6,539
01/01/2011 to 12/31/2011	$12.11	$11.53	6,334
01/01/2012 to 12/31/2012	$11.53	$12.96	4,589
01/01/2013 to 12/31/2013	$12.96	$17.18	4,053
01/01/2014 to 12/31/2014	$17.18	$18.10	2,719

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.93	2,746
01/01/2006 to 12/31/2006	$11.93	$15.06	9,451
01/01/2007 to 12/31/2007	$15.06	$20.78	18,207
01/01/2008 to 12/31/2008	$20.78	$10.00	21,076
01/01/2009 to 12/31/2009	$10.00	$17.70	25,750
01/01/2010 to 12/31/2010	$17.70	$20.84	27,293
01/01/2011 to 12/31/2011	$20.84	$16.61	26,180
01/01/2012 to 12/31/2012	$16.61	$18.89	28,397
01/01/2013 to 12/31/2013	$18.89	$20.67	30,107
01/01/2014 to 12/31/2014	$20.67	$18.88	27,137

Dreyfus Socially Responsible Growth
01/01/2005 to 12/31/2005	$6.55	$6.74	337
01/01/2006 to 12/31/2006	$6.74	$7.31	553
01/01/2007 to 12/31/2007	$7.31	$7.83	815
01/01/2008 to 12/31/2008	$7.83	$5.10	312
01/01/2009 to 12/31/2009	$5.10	$6.78	479
01/01/2010 to 12/31/2010	$6.78	$7.73	564
01/01/2011 to 12/31/2011	$7.73	$7.75	777
01/01/2012 to 12/31/2012	$7.75	$8.62	1,613
01/01/2013 to 12/31/2013	$8.62	$11.51	1,970
01/01/2014 to 12/31/2014	$11.51	$12.98	1,085

Franklin Small-Mid Cap Growth VIP Fund
01/01/2005 to 12/31/2005	$8.23	$8.60	73,820
01/01/2006 to 12/31/2006	$8.60	$9.31	75,081
01/01/2007 to 12/31/2007	$9.31	$10.31	64,787
01/01/2008 to 12/31/2008	$10.31	$5.91	59,597
01/01/2009 to 12/31/2009	$5.91	$8.45	49,550
01/01/2010 to 12/31/2010	$8.45	$10.74	42,934
01/01/2011 to 12/31/2011	$10.74	$10.18	39,583
01/01/2012 to 12/31/2012	$10.18	$11.24	30,120
01/01/2013 to 12/31/2013	$11.24	$15.46	31,835
01/01/2014 to 12/31/2014	$15.46	$16.56	27,009

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Templeton Foreign VIP Fund
01/01/2005 to 12/31/2005	$10.76	$11.81	14,306
01/01/2006 to 12/31/2006	$11.81	$14.28	20,639
01/01/2007 to 12/31/2007	$14.28	$16.43	17,993
01/01/2008 to 12/31/2008	$16.43	$9.76	23,364
01/01/2009 to 12/31/2009	$9.76	$13.31	25,877
01/01/2010 to 12/31/2010	$13.31	$14.37	23,526
01/01/2011 to 12/31/2011	$14.37	$12.79	20,690
01/01/2012 to 12/31/2012	$12.79	$15.07	18,613
01/01/2013 to 12/31/2013	$15.07	$18.46	18,194
01/01/2014 to 12/31/2014	$18.46	$16.34	16,409

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$15.13	8,964
01/01/2007 to 12/31/2007	$15.13	$16.25	10,178
01/01/2008 to 12/31/2008	$16.25	$11.28	10,103
01/01/2009 to 12/31/2009	$11.28	$14.38	10,158
01/01/2010 to 12/31/2010	$14.38	$15.65	8,156
01/01/2011 to 12/31/2011	$15.65	$15.54	7,755
01/01/2012 to 12/31/2012	$15.54	$17.59	6,860
01/01/2013 to 12/31/2013	$17.59	$22.58	7,109
01/01/2014 to 12/31/2014	$22.58	$24.26	7,125

Invesco V.I. Dynamics
01/01/2005 to 12/31/2005	$6.96	$7.66	16,679
01/01/2006 to 12/31/2006	$7.66	$8.83	18,026
01/01/2007 to 12/31/2007	$8.83	$9.85	16,713
01/01/2008 to 12/31/2008	$9.85	$5.08	14,440
01/01/2009 to 12/31/2009	$5.08	$7.19	13,818
01/01/2010 to 12/31/2010	$7.19	$8.84	11,902
01/01/2011 to 04/29/2011	$8.84	$9.88	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.88	$8.10	11,736
01/01/2012 to 04/27/2012	$8.10	$9.21	—

Invesco V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.21	$9.02	13,200
01/01/2013 to 12/31/2013	$9.02	$12.27	12,238
01/01/2014 to 12/31/2014	$12.27	$13.17	12,073

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Government Securities
01/01/2005 to 12/31/2005	$13.21	$13.35	2,696
01/01/2006 to 12/31/2006	$13.35	$13.73	4,180
01/01/2007 to 12/31/2007	$13.73	$14.51	3,692
01/01/2008 to 12/31/2008	$14.51	$16.19	11,839
01/01/2009 to 12/31/2009	$16.19	$16.08	10,653
01/01/2010 to 12/31/2010	$16.08	$16.84	5,225
01/01/2011 to 12/31/2011	$16.84	$18.06	6,214
01/01/2012 to 12/31/2012	$18.06	$18.38	4,850
01/01/2013 to 12/31/2013	$18.38	$17.79	2,947
01/01/2014 to 12/31/2014	$17.79	$18.40	2,813

Invesco V.I. International Growth
01/01/2005 to 12/31/2005	$8.62	$10.10	7,023
01/01/2006 to 12/31/2006	$10.10	$12.86	10,227
01/01/2007 to 12/31/2007	$12.86	$14.66	38,335
01/01/2008 to 12/31/2008	$14.66	$8.68	42,240
01/01/2009 to 12/31/2009	$8.68	$11.67	47,741
01/01/2010 to 12/31/2010	$11.67	$13.08	49,160
01/01/2011 to 12/31/2011	$13.08	$12.12	47,205
01/01/2012 to 12/31/2012	$12.12	$13.92	55,295
01/01/2013 to 12/31/2013	$13.92	$16.45	54,230
01/01/2014 to 12/31/2014	$16.45	$16.40	52,714

AIM V.I. Premier Equity (Closed in 2006)
01/01/2005 to 12/31/2005	$11.40	$11.97	10,319
01/01/2006 to 12/31/2006	$11.97	—	—

Janus Aspen Growth and Income
01/01/2005 to 12/31/2005	$8.48	$9.47	31,036
01/01/2006 to 12/31/2006	$9.47	$10.17	43,276
01/01/2007 to 12/31/2007	$10.17	$10.98	94,650
01/01/2008 to 12/31/2008	$10.98	$6.42	92,224
01/01/2009 to 12/31/2009	$6.42	$8.88	101,584
01/01/2010 to 04/30/2010	$8.88	$9.41	—

Janus Aspen Enterprise
01/01/2005 to 12/31/2005	$5.48	$6.12	80,687
01/01/2006 to 12/31/2006	$6.12	$6.91	85,580
01/01/2007 to 12/31/2007	$6.91	$8.38	81,869
01/01/2008 to 12/31/2008	$8.38	$4.68	81,803
01/01/2009 to 12/31/2009	$4.68	$6.74	83,026
01/01/2010 to 12/31/2010	$6.74	$8.43	67,965
01/01/2011 to 12/31/2011	$8.43	$8.25	62,698
01/01/2012 to 12/31/2012	$8.25	$9.62	54,508
01/01/2013 to 12/31/2013	$9.62	$12.65	57,450
01/01/2014 to 12/31/2014	$12.65	$14.14	48,364

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Global Research Portfolio
01/01/2005 to 12/31/2005	$6.36	$6.69	12,217
01/01/2006 to 12/31/2006	$6.69	$7.86	14,158
01/01/2007 to 12/31/2007	$7.86	$8.56	13,570
01/01/2008 to 12/31/2008	$8.56	$4.71	12,693
01/01/2009 to 12/31/2009	$4.71	$6.44	10,356
01/01/2010 to 12/31/2010	$6.44	$7.41	8,186
01/01/2011 to 12/31/2011	$7.41	$6.35	8,812
01/01/2012 to 12/31/2012	$6.35	$7.58	12,600
01/01/2013 to 12/31/2013	$7.58	$9.67	12,145
01/01/2014 to 12/31/2014	$9.67	$10.32	13,170

MFS Growth
01/01/2005 to 12/31/2005	$11.98	$13.00	14,226
01/01/2006 to 12/31/2006	$13.00	$13.93	15,307
01/01/2007 to 12/31/2007	$13.93	$16.77	7,107
01/01/2008 to 12/31/2008	$16.77	$10.43	6,355
01/01/2009 to 12/31/2009	$10.43	$14.26	6,935
01/01/2010 to 12/31/2010	$14.26	$16.35	6,453
01/01/2011 to 12/31/2011	$16.35	$16.19	7,541
01/01/2012 to 12/31/2012	$16.19	$18.88	8,112
01/01/2013 to 12/31/2013	$18.88	$25.67	7,222
01/01/2014 to 12/31/2014	$25.67	$27.78	7,236

MFS Investors Growth
01/01/2005 to 12/31/2005	$6.82	$7.08	3,668
01/01/2006 to 12/31/2006	$7.08	$7.57	4,102
01/01/2007 to 12/31/2007	$7.57	$8.37	3,418
01/01/2008 to 12/31/2008	$8.37	$5.25	3,373
01/01/2009 to 12/31/2009	$5.25	$7.28	3,355
01/01/2010 to 12/31/2010	$7.28	$8.14	2,998
01/01/2011 to 12/31/2011	$8.14	$8.13	3,172
01/01/2012 to 12/31/2012	$8.13	$9.45	2,291
01/01/2013 to 12/31/2013	$9.45	$12.23	2,591
01/01/2014 to 12/31/2014	$12.23	$13.55	2,877

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Trust
01/01/2005 to 12/31/2005	$8.85	$9.44	2,050
01/01/2006 to 12/31/2006	$9.44	$10.60	2,408
01/01/2007 to 12/31/2007	$10.60	$11.61	2,718
01/01/2008 to 12/31/2008	$11.61	$7.72	2,695
01/01/2009 to 12/31/2009	$7.72	$9.74	2,625
01/01/2010 to 12/31/2010	$9.74	$10.75	2,741
01/01/2011 to 12/31/2011	$10.75	$10.44	2,912
01/01/2012 to 12/31/2012	$10.44	$12.37	2,985
01/01/2013 to 12/31/2013	$12.37	$16.23	3,476
01/01/2014 to 12/31/2014	$16.23	$17.90	3,147

MFS Research Bond
01/01/2005 to 12/31/2005	$14.57	$14.70	9,031
01/01/2006 to 12/31/2006	$14.70	$15.19	11,000
01/01/2007 to 12/31/2007	$15.19	$15.73	12,989
01/01/2008 to 12/31/2008	$15.73	$15.26	11,252
01/01/2009 to 12/31/2009	$15.26	$17.61	10,949
01/01/2010 to 12/31/2010	$17.61	$18.80	10,197
01/01/2011 to 12/31/2011	$18.80	$19.94	8,160
01/01/2012 to 12/31/2012	$19.94	$21.27	8,193
01/01/2013 to 12/31/2013	$21.27	$20.91	7,923
01/01/2014 to 12/31/2014	$20.91	$21.99	7,454

MFS Total Return
01/01/2005 to 12/31/2005	$11.99	$12.25	25,174
01/01/2006 to 12/31/2006	$12.25	$13.62	28,825
01/01/2007 to 12/31/2007	$13.62	$14.10	26,277
01/01/2008 to 12/31/2008	$14.10	$10.91	29,061
01/01/2009 to 12/31/2009	$10.91	$12.80	29,292
01/01/2010 to 12/31/2010	$12.80	$13.98	25,468
01/01/2011 to 12/31/2011	$13.98	$14.13	25,337
01/01/2012 to 12/31/2012	$14.13	$15.62	22,827
01/01/2013 to 12/31/2013	$15.62	$18.48	21,471
01/01/2014 to 12/31/2014	$18.48	$19.92	20,785

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO Short Term
01/01/2005 to 12/31/2005	—	$10.20	—
01/01/2006 to 12/31/2006	$10.20	$10.57	396
01/01/2007 to 12/31/2007	$10.57	$10.97	749
01/01/2008 to 12/31/2008	$10.97	$10.87	7,607
01/01/2009 to 12/31/2009	$10.87	$11.64	7,725
01/01/2010 to 12/31/2010	$11.64	$11.81	8,133
01/01/2011 to 12/31/2011	$11.81	$11.79	8,681
01/01/2012 to 12/31/2012	$11.79	$12.04	9,274
01/01/2013 to 12/31/2013	$12.04	$12.03	9,633
01/01/2014 to 12/31/2014	$12.03	$12.04	10,149

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$17.37	9,527
01/01/2006 to 12/31/2006	$17.37	$20.53	13,356
01/01/2007 to 12/31/2007	$20.53	$21.06	11,239
01/01/2008 to 12/31/2008	$21.06	$13.37	7,802
01/01/2009 to 12/31/2009	$13.37	$16.68	9,441
01/01/2010 to 12/31/2010	$16.68	$19.06	8,061
01/01/2011 to 12/31/2011	$19.06	$18.81	8,173
01/01/2012 to 12/31/2012	$18.81	$21.89	8,462
01/01/2013 to 12/31/2013	$21.89	$28.21	9,175
01/01/2014 to 12/31/2014	$28.21	$30.10	7,832

*	Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2005 to 12/31/2005	$13.21	$13.56	4,000
01/01/2006 to 12/31/2006	$13.56	$14.86	2,867
01/01/2007 to 12/31/2007	$14.86	$15.66	2,590
01/01/2008 to 12/31/2008	$15.66	$12.21	1,939
01/01/2009 to 12/31/2009	$12.21	$14.55	2,968
01/01/2010 to 12/31/2010	$14.55	$16.13	2,131
01/01/2011 to 12/31/2011	$16.13	$16.75	1,497
01/01/2012 to 12/31/2012	$16.75	$18.49	923
01/01/2013 to 12/31/2013	$18.49	$21.32	923
01/01/2014 to 12/31/2014	$21.32	$23.02	945

Prudential Series Fund Diversified Bond
01/01/2005 to 12/31/2005	$14.81	$15.18	2,368
01/01/2006 to 12/31/2006	$15.18	$15.82	1,283
01/01/2007 to 12/31/2007	$15.82	$16.60	1,855
01/01/2008 to 12/31/2008	$16.60	$15.91	2,785
01/01/2009 to 12/31/2009	$15.91	$19.02	4,827
01/01/2010 to 12/31/2010	$19.02	$20.88	4,927
01/01/2011 to 12/31/2011	$20.88	$22.28	7,420
01/01/2012 to 12/31/2012	$22.28	$24.48	11,676
01/01/2013 to 12/31/2013	$24.48	$24.12	13,186
01/01/2014 to 12/31/2014	$24.12	$25.64	26,035

Prudential Series Fund Equity
01/01/2005 to 12/31/2005	$12.44	$13.77	113
01/01/2006 to 12/31/2006	$13.77	$15.38	148
01/01/2007 to 12/31/2007	$15.38	$16.69	148
01/01/2008 to 12/31/2008	$16.69	$10.25	148
01/01/2009 to 12/31/2009	$10.25	$14.05	148
01/01/2010 to 12/31/2010	$14.05	$15.61	148
01/01/2011 to 12/31/2011	$15.61	$14.96	148
01/01/2012 to 12/31/2012	$14.96	$16.87	148
01/01/2013 to 12/31/2013	$16.87	$22.37	148
01/01/2014 to 12/31/2014	$22.37	$23.91	148

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Flexible Managed
01/01/2005 to 12/31/2005	$12.79	$13.22	5,217
01/01/2006 to 12/31/2006	$13.22	$14.72	4,121
01/01/2007 to 12/31/2007	$14.72	$15.54	2,241
01/01/2008 to 12/31/2008	$15.54	$11.60	1,990
01/01/2009 to 12/31/2009	$11.60	$13.81	1,735
01/01/2010 to 12/31/2010	$13.81	$15.36	1,376
01/01/2011 to 12/31/2011	$15.36	$15.90	1,443
01/01/2012 to 12/31/2012	$15.90	$17.90	472
01/01/2013 to 12/31/2013	$17.90	$21.34	802
01/01/2014 to 12/31/2014	$21.34	$23.52	656

Prudential Series Fund Global
01/01/2005 to 12/31/2005	$12.00	$13.82	1,702
01/01/2006 to 12/31/2006	$13.82	$16.41	2,686
01/01/2007 to 12/31/2007	$16.41	$18.00	3,448
01/01/2008 to 12/31/2008	$18.00	$10.20	2,258
01/01/2009 to 12/31/2009	$10.20	$13.30	679
01/01/2010 to 12/31/2010	$13.30	$14.88	935
01/01/2011 to 12/31/2011	$14.88	$13.74	971
01/01/2012 to 12/31/2012	$13.74	$16.02	633
01/01/2013 to 12/31/2013	$16.02	$20.25	663
01/01/2014 to 12/31/2014	$20.25	$20.75	706

Prudential Series Fund Government Income
01/01/2005 to 12/31/2005	$15.26	$15.52	6,415
01/01/2006 to 12/31/2006	$15.52	$15.98	6,506
01/01/2007 to 12/31/2007	$15.98	$16.77	6,783
01/01/2008 to 12/31/2008	$16.77	$17.36	7,048
01/01/2009 to 12/31/2009	$17.36	$18.56	8,231
01/01/2010 to 12/31/2010	$18.56	$19.71	1,893
01/01/2011 to 12/31/2011	$19.71	$21.05	91
01/01/2012 to 12/31/2012	$21.05	$21.66	205
01/01/2013 to 12/31/2013	$21.66	$20.99	239
01/01/2014 to 12/31/2014	$20.99	$22.06	641

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund High Yield Bond
01/01/2005 to 12/31/2005	$13.18	$13.53	1,570
01/01/2006 to 12/31/2006	$13.53	$14.80	1,616
01/01/2007 to 12/31/2007	$14.80	$15.08	1,245
01/01/2008 to 12/31/2008	$15.08	$11.63	710
01/01/2009 to 12/31/2009	$11.63	$16.99	1
01/01/2010 to 12/31/2010	$16.99	$19.23	1
01/01/2011 to 12/31/2011	$19.23	$20.06	1
01/01/2012 to 12/31/2012	$20.06	$22.78	1
01/01/2013 to 12/31/2013	$22.78	$24.26	1
01/01/2014 to 12/31/2014	$24.26	$24.73	164

Prudential Series Fund Jennison
01/01/2005 to 12/31/2005	$12.45	$14.16	93,318
01/01/2006 to 12/31/2006	$14.16	$14.30	89,384
01/01/2007 to 12/31/2007	$14.30	$15.90	59,335
01/01/2008 to 12/31/2008	$15.90	$9.90	88,976
01/01/2009 to 12/31/2009	$9.90	$14.05	92,291
01/01/2010 to 12/31/2010	$14.05	$15.62	97,930
01/01/2011 to 12/31/2011	$15.62	$15.55	94,758
01/01/2012 to 12/31/2012	$15.55	$17.93	79,981
01/01/2013 to 12/31/2013	$17.93	$24.49	76,609
01/01/2014 to 12/31/2014	$24.49	$26.74	67,450

Prudential Series Fund Jennison 20/20 Focus
01/01/2005 to 12/31/2005	$11.45	$13.82	1,649
01/01/2006 to 12/31/2006	$13.82	$15.65	3,648
01/01/2007 to 12/31/2007	$15.65	$17.18	26,630
01/01/2008 to 12/31/2008	$17.18	$10.38	57,852
01/01/2009 to 12/31/2009	$10.38	$16.26	72,198
01/01/2010 to 12/31/2010	$16.26	$17.40	71,031
01/01/2011 to 12/31/2011	$17.40	$16.55	67,800
01/01/2012 to 12/31/2012	$16.55	$18.24	66,766
01/01/2013 to 12/31/2013	$18.24	$23.52	67,366
01/01/2014 to 12/31/2014	$23.52	$25.01	52,807

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Money Market
01/01/2005 to 12/31/2005	$12.37	$12.63	1,427
01/01/2006 to 12/31/2006	$12.63	$13.14	2,943
01/01/2007 to 12/31/2007	$13.14	$13.70	10,202
01/01/2008 to 12/31/2008	$13.70	$13.96	10,391
01/01/2009 to 12/31/2009	$13.96	$13.91	607
01/01/2010 to 12/31/2010	$13.91	$13.81	24,940
01/01/2011 to 12/31/2011	$13.81	$13.71	15,027
01/01/2012 to 12/31/2012	$13.71	$13.61	12,968
01/01/2013 to 12/31/2013	$13.61	$13.51	9,814
01/01/2014 to 12/31/2014	$13.51	$13.41	9,413

Prudential Series Fund Small Capitalization Stock
01/01/2005 to 12/31/2005	$16.30	$17.35	53,057
01/01/2006 to 12/31/2006	$17.35	$19.75	56,528
01/01/2007 to 12/31/2007	$19.75	$19.50	42,754
01/01/2008 to 12/31/2008	$19.50	$13.35	41,249
01/01/2009 to 12/31/2009	$13.35	$16.58	41,902
01/01/2010 to 12/31/2010	$16.58	$20.73	46,776
01/01/2011 to 12/31/2011	$20.73	$20.69	44,657
01/01/2012 to 12/31/2012	$20.69	$23.82	37,077
01/01/2013 to 12/31/2013	$23.82	$33.33	36,422
01/01/2014 to 12/31/2014	$33.33	$34.86	32,437

Prudential Series Fund Stock Index
01/01/2005 to 12/31/2005	$13.61	$14.12	9,034
01/01/2006 to 12/31/2006	$14.12	$16.19	11,269
01/01/2007 to 12/31/2007	$16.19	$16.89	7,136
01/01/2008 to 12/31/2008	$16.89	$10.57	6,563
01/01/2009 to 12/31/2009	$10.57	$13.23	5,004
01/01/2010 to 12/31/2010	$13.23	$15.05	4,959
01/01/2011 to 12/31/2011	$15.05	$15.23	4,407
01/01/2012 to 12/31/2012	$15.23	$17.48	3,477
01/01/2013 to 12/31/2013	$17.48	$22.89	1,011
01/01/2014 to 12/31/2014	$22.89	$25.74	9,220

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2005 to 12/31/2005	$13.13	$15.20	33,208
01/01/2006 to 12/31/2006	$15.20	$18.10	34,849
01/01/2007 to 12/31/2007	$18.10	$18.54	53,758
01/01/2008 to 12/31/2008	$18.54	$10.62	83,787
01/01/2009 to 12/31/2009	$10.62	$14.96	92,359
01/01/2010 to 12/31/2010	$14.96	$16.90	90,504
01/01/2011 to 12/31/2011	$16.90	$15.84	82,104
01/01/2012 to 12/31/2012	$15.84	$18.02	71,963
01/01/2013 to 12/31/2013	$18.02	$23.81	72,306
01/01/2014 to 12/31/2014	$23.81	$26.02	60,282

AllianceBernstein Growth and Income
01/01/2005 to 12/31/2005	$11.68	$12.16	50,916
01/01/2006 to 12/31/2006	$12.16	$14.15	49,286
01/01/2007 to 12/31/2007	$14.15	$14.77	31,857
01/01/2008 to 12/31/2008	$14.77	$8.71	17,582
01/01/2009 to 12/31/2009	$8.71	$10.44	14,777
01/01/2010 to 12/31/2010	$10.44	$11.72	12,929
01/01/2011 to 12/31/2011	$11.72	$12.37	11,032
01/01/2012 to 12/31/2012	$12.37	$14.43	9,324
01/01/2013 to 12/31/2013	$14.43	$19.32	9,724
01/01/2014 to 12/31/2014	$19.32	$21.01	9,972

AllianceBernstein Large Cap Growth
01/01/2005 to 12/31/2005	$6.32	$7.22	109,887
01/01/2006 to 12/31/2006	$7.22	$7.14	93,987
01/01/2007 to 12/31/2007	$7.14	$8.07	50,639
01/01/2008 to 12/31/2008	$8.07	$4.83	20,123
01/01/2009 to 12/31/2009	$4.83	$6.59	16,305
01/01/2010 to 12/31/2010	$6.59	$7.21	15,725
01/01/2011 to 12/31/2011	$7.21	$6.90	11,070
01/01/2012 to 12/31/2012	$6.90	$8.01	11,418
01/01/2013 to 12/31/2013	$8.01	$10.92	9,456
01/01/2014 to 12/31/2014	$10.92	$12.38	9,177

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

AllianceBernstein Small Cap Growth
01/01/2005 to 12/31/2005	$10.12	$10.57	1,769
01/01/2006 to 12/31/2006	$10.57	$11.61	1,799
01/01/2007 to 12/31/2007	$11.61	$13.15	2,071
01/01/2008 to 12/31/2008	$13.15	$7.11	3,019
01/01/2009 to 12/31/2009	$7.11	$10.00	1,390
01/01/2010 to 12/31/2010	$10.00	$13.59	1,485
01/01/2011 to 12/31/2011	$13.59	$14.09	1,571
01/01/2012 to 12/31/2012	$14.09	$16.09	16,125
01/01/2013 to 12/31/2013	$16.09	$23.26	19,163
01/01/2014 to 12/31/2014	$23.26	$22.66	21,106

American Century VP Income & Growth
01/01/2005 to 12/31/2005	$9.75	$10.12	11,333
01/01/2006 to 12/31/2006	$10.12	$11.77	11,402
01/01/2007 to 12/31/2007	$11.77	$11.67	11,296
01/01/2008 to 12/31/2008	$11.67	$7.58	6,834
01/01/2009 to 12/31/2009	$7.58	$8.88	728
01/01/2010 to 12/31/2010	$8.88	$10.06	239
01/01/2011 to 12/31/2011	$10.06	$10.30	94
01/01/2012 to 12/31/2012	$10.30	$11.73	94
01/01/2013 to 12/31/2013	$11.73	$15.81	94
01/01/2014 to 12/31/2014	$15.81	$17.66	9,304

Credit Suisse Trust U.S. Equity Flex III
01/01/2005 to 12/31/2005	$9.52	$10.10	5,789
01/01/2006 to 12/31/2006	$10.10	$10.22	8,614
01/01/2007 to 12/31/2007	$10.22	$11.33	9,375
01/01/2008 to 12/31/2008	$11.33	$6.94	6,797
01/01/2009 to 10/02/2009	$6.94	$8.27	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.27	$8.97	5,624
01/01/2010 to 12/31/2010	$8.97	$10.20	5,253
01/01/2011 to 10/21/2011	$10.20	$9.46	—

Davis Value
01/01/2005 to 12/31/2005	$10.78	$11.72	41,933
01/01/2006 to 12/31/2006	$11.72	$13.37	43,919
01/01/2007 to 12/31/2007	$13.37	$13.89	44,435
01/01/2008 to 12/31/2008	$13.89	$8.23	31,680
01/01/2009 to 12/31/2009	$8.23	$10.71	30,713
01/01/2010 to 12/31/2010	$10.71	$11.99	28,069
01/01/2011 to 12/31/2011	$11.99	$11.40	25,455
01/01/2012 to 12/31/2012	$11.40	$12.80	19,583
01/01/2013 to 12/31/2013	$12.80	$16.95	14,008
01/01/2014 to 12/31/2014	$16.95	$17.84	7,781

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.92	9,548
01/01/2006 to 12/31/2006	$11.92	$15.04	20,559
01/01/2007 to 12/31/2007	$15.04	$20.72	26,605
01/01/2008 to 12/31/2008	$20.72	$9.96	24,946
01/01/2009 to 12/31/2009	$9.96	$17.62	27,947
01/01/2010 to 12/31/2010	$17.62	$20.72	25,360
01/01/2011 to 12/31/2011	$20.72	$16.50	22,477
01/01/2012 to 12/31/2012	$16.50	$18.74	21,200
01/01/2013 to 12/31/2013	$18.74	$20.48	19,251
01/01/2014 to 12/31/2014	$20.48	$18.69	24,009

Dreyfus Socially Responsible Growth
01/01/2005 to 12/31/2005	$6.52	$6.71	—
01/01/2006 to 12/31/2006	$6.71	$7.26	—
01/01/2007 to 12/31/2007	$7.26	$7.77	428
01/01/2008 to 12/31/2008	$7.77	$5.06	267
01/01/2009 to 12/31/2009	$5.06	$6.71	1,822
01/01/2010 to 12/31/2010	$6.71	$7.65	1,428
01/01/2011 to 12/31/2011	$7.65	$7.66	1,632
01/01/2012 to 12/31/2012	$7.66	$8.52	1,664
01/01/2013 to 12/31/2013	$8.52	$11.36	2,457
01/01/2014 to 12/31/2014	$11.36	$12.79	2,297

Franklin Small-Mid Cap Growth VIP Fund
01/01/2005 to 12/31/2005	$8.20	$8.55	152,115
01/01/2006 to 12/31/2006	$8.55	$9.25	140,900
01/01/2007 to 12/31/2007	$9.25	$10.23	86,341
01/01/2008 to 12/31/2008	$10.23	$5.86	44,101
01/01/2009 to 12/31/2009	$5.86	$8.37	36,158
01/01/2010 to 12/31/2010	$8.37	$10.62	37,235
01/01/2011 to 12/31/2011	$10.62	$10.06	30,245
01/01/2012 to 12/31/2012	$10.06	$11.10	27,738
01/01/2013 to 12/31/2013	$11.10	$15.25	21,421
01/01/2014 to 12/31/2014	$15.25	$16.32	17,676

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Templeton Foreign VIP Fund
01/01/2005 to 12/31/2005	$10.71	$11.75	9,558
01/01/2006 to 12/31/2006	$11.75	$14.19	9,244
01/01/2007 to 12/31/2007	$14.19	$16.31	11,393
01/01/2008 to 12/31/2008	$16.31	$9.67	8,673
01/01/2009 to 12/31/2009	$9.67	$13.19	8,017
01/01/2010 to 12/31/2010	$13.19	$14.22	8,629
01/01/2011 to 12/31/2011	$14.22	$12.64	7,821
01/01/2012 to 12/31/2012	$12.64	$14.88	4,023
01/01/2013 to 12/31/2013	$14.88	$18.21	4,032
01/01/2014 to 12/31/2014	$18.21	$16.11	4,849

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$14.42	6,573
01/01/2007 to 12/31/2007	$14.42	$15.48	6,491
01/01/2008 to 12/31/2008	$15.48	$10.73	3,050
01/01/2009 to 12/31/2009	$10.73	$13.66	1,159
01/01/2010 to 12/31/2010	$13.66	$14.86	1,203
01/01/2011 to 12/31/2011	$14.86	$14.74	1,263
01/01/2012 to 12/31/2012	$14.74	$16.66	635
01/01/2013 to 12/31/2013	$16.66	$21.37	665
01/01/2014 to 12/31/2014	$21.37	$22.94	3,276

Invesco V.I. Dynamics
01/01/2005 to 12/31/2005	$6.93	$7.61	47,067
01/01/2006 to 12/31/2006	$7.61	$8.78	43,826
01/01/2007 to 12/31/2007	$8.78	$9.77	32,576
01/01/2008 to 12/31/2008	$9.77	$5.04	21,737
01/01/2009 to 12/31/2009	$5.04	$7.12	20,615
01/01/2010 to 12/31/2010	$7.12	$8.75	22,034
01/01/2011 to 04/29/2011	$8.75	$9.77	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.77	$8.01	20,840
01/01/2012 to 04/27/2012	$8.01	$9.11	—

Invesco V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.11	$8.90	16,384
01/01/2013 to 12/31/2013	$8.90	$12.11	12,817
01/01/2014 to 12/31/2014	$12.11	$12.98	8,965

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Government Securities
01/01/2005 to 12/31/2005	$13.15	$13.27	—
01/01/2006 to 12/31/2006	$13.27	$13.64	—
01/01/2007 to 12/31/2007	$13.64	$14.40	—
01/01/2008 to 12/31/2008	$14.40	$16.05	104
01/01/2009 to 12/31/2009	$16.05	$15.93	—
01/01/2010 to 12/31/2010	$15.93	$16.66	—
01/01/2011 to 12/31/2011	$16.66	$17.85	—
01/01/2012 to 12/31/2012	$17.85	$18.15	—
01/01/2013 to 12/31/2013	$18.15	$17.55	—
01/01/2014 to 12/31/2014	$17.55	$18.14	451

Invesco V.I. International Growth
01/01/2005 to 12/31/2005	$8.58	$10.04	4,380
01/01/2006 to 12/31/2006	$10.04	$12.78	9,929
01/01/2007 to 12/31/2007	$12.78	$14.55	36,881
01/01/2008 to 12/31/2008	$14.55	$8.61	67,453
01/01/2009 to 12/31/2009	$8.61	$11.56	76,182
01/01/2010 to 12/31/2010	$11.56	$12.95	75,000
01/01/2011 to 12/31/2011	$12.95	$11.99	71,600
01/01/2012 to 12/31/2012	$11.99	$13.74	66,650
01/01/2013 to 12/31/2013	$13.74	$16.23	65,411
01/01/2014 to 12/31/2014	$16.23	$16.17	55,631

AIM V.I. Premier Equity (Closed in 2006)
01/01/2005 to 12/31/2005	$11.36	$11.91	8,008
01/01/2006 to 12/31/2006	$11.91	—	—

Janus Aspen Growth and Income
01/01/2005 to 12/31/2005	$8.45	$9.42	35,317
01/01/2006 to 12/31/2006	$9.42	$10.10	38,681
01/01/2007 to 12/31/2007	$10.10	$10.90	91,242
01/01/2008 to 12/31/2008	$10.90	$6.37	72,594
01/01/2009 to 12/31/2009	$6.37	$8.80	70,595
01/01/2010 to 04/30/2010	$8.80	$9.31	—

Janus Aspen Enterprise
01/01/2005 to 12/31/2005	$5.46	$6.09	77,082
01/01/2006 to 12/31/2006	$6.09	$6.86	74,004
01/01/2007 to 12/31/2007	$6.86	$8.31	72,452
01/01/2008 to 12/31/2008	$8.31	$4.64	96,569
01/01/2009 to 12/31/2009	$4.64	$6.67	98,558
01/01/2010 to 12/31/2010	$6.67	$8.34	86,905
01/01/2011 to 12/31/2011	$8.34	$8.16	77,223
01/01/2012 to 12/31/2012	$8.16	$9.50	52,914
01/01/2013 to 12/31/2013	$9.50	$12.48	50,824
01/01/2014 to 12/31/2014	$12.48	$13.94	38,919

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Global Research Portfolio
01/01/2005 to 12/31/2005	$6.33	$6.65	23,402
01/01/2006 to 12/31/2006	$6.65	$7.81	19,838
01/01/2007 to 12/31/2007	$7.81	$8.49	10,445
01/01/2008 to 12/31/2008	$8.49	$4.67	9,659
01/01/2009 to 12/31/2009	$4.67	$6.38	8,993
01/01/2010 to 12/31/2010	$6.38	$7.33	9,791
01/01/2011 to 12/31/2011	$7.33	$6.28	10,034
01/01/2012 to 12/31/2012	$6.28	$7.48	9,425
01/01/2013 to 12/31/2013	$7.48	$9.54	9,218
01/01/2014 to 12/31/2014	$9.54	$10.17	20,538

MFS Growth
01/01/2005 to 12/31/2005	$11.93	$12.93	41,821
01/01/2006 to 12/31/2006	$12.93	$13.84	38,542
01/01/2007 to 12/31/2007	$13.84	$16.65	19,508
01/01/2008 to 12/31/2008	$16.65	$10.34	13,192
01/01/2009 to 12/31/2009	$10.34	$14.13	10,758
01/01/2010 to 12/31/2010	$14.13	$16.18	11,321
01/01/2011 to 12/31/2011	$16.18	$16.01	10,307
01/01/2012 to 12/31/2012	$16.01	$18.65	11,426
01/01/2013 to 12/31/2013	$18.65	$25.33	9,925
01/01/2014 to 12/31/2014	$25.33	$27.39	10,104

MFS Investors Growth
01/01/2005 to 12/31/2005	$6.79	$7.04	—
01/01/2006 to 12/31/2006	$7.04	$7.52	—
01/01/2007 to 12/31/2007	$7.52	$8.31	—
01/01/2008 to 12/31/2008	$8.31	$5.21	—
01/01/2009 to 12/31/2009	$5.21	$7.21	—
01/01/2010 to 12/31/2010	$7.21	$8.05	—
01/01/2011 to 12/31/2011	$8.05	$8.27	—
01/01/2012 to 12/31/2012	$8.27	$9.33	—
01/01/2013 to 12/31/2013	$9.33	$12.07	2,939
01/01/2014 to 12/31/2014	$12.07	$13.35	2,939

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Trust
01/01/2005 to 12/31/2005	$8.81	$9.39	1,107
01/01/2006 to 12/31/2006	$9.39	$10.53	1,173
01/01/2007 to 12/31/2007	$10.53	$11.53	1,107
01/01/2008 to 12/31/2008	$11.53	$7.66	2,008
01/01/2009 to 12/31/2009	$7.66	$9.64	2,255
01/01/2010 to 12/31/2010	$9.64	$10.63	2,445
01/01/2011 to 12/31/2011	$10.63	$10.33	2,641
01/01/2012 to 12/31/2012	$10.33	$12.21	2,836
01/01/2013 to 12/31/2013	$12.21	$16.01	5,254
01/01/2014 to 12/31/2014	$16.01	$17.64	2,252

MFS Research Bond
01/01/2005 to 12/31/2005	$14.51	$14.62	2,576
01/01/2006 to 12/31/2006	$14.62	$15.09	1,779
01/01/2007 to 12/31/2007	$15.09	$15.61	1,940
01/01/2008 to 12/31/2008	$15.61	$15.13	1,846
01/01/2009 to 12/31/2009	$15.13	$17.44	4,231
01/01/2010 to 12/31/2010	$17.44	$18.61	3,096
01/01/2011 to 12/31/2011	$18.61	$19.71	3,304
01/01/2012 to 12/31/2012	$19.71	$21.00	2,641
01/01/2013 to 12/31/2013	$21.00	$20.63	1,198
01/01/2014 to 12/31/2014	$20.63	$21.68	309

MFS Total Return
01/01/2005 to 12/31/2005	$11.94	$12.19	13,334
01/01/2006 to 12/31/2006	$12.19	$13.53	10,244
01/01/2007 to 12/31/2007	$13.53	$14.00	7,785
01/01/2008 to 12/31/2008	$14.00	$10.82	4,555
01/01/2009 to 12/31/2009	$10.82	$12.67	6,530
01/01/2010 to 12/31/2010	$12.67	$13.83	5,482
01/01/2011 to 12/31/2011	$13.83	$13.97	2,677
01/01/2012 to 12/31/2012	$13.97	$15.43	1,044
01/01/2013 to 12/31/2013	$15.43	$18.23	1,222
01/01/2014 to 12/31/2014	$18.23	$19.63	4,536

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and

Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO Short Term
01/01/2005 to 12/31/2005	—	$10.19	—
01/01/2006 to 12/31/2006	$10.19	$10.55	1,233
01/01/2007 to 12/31/2007	$10.55	$10.94	1,233
01/01/2008 to 12/31/2008	$10.94	$10.83	—
01/01/2009 to 12/31/2009	$10.83	$11.58	1,558
01/01/2010 to 12/31/2010	$11.58	$11.74	190
01/01/2011 to 12/31/2011	$11.74	$11.71	3,390
01/01/2012 to 12/31/2012	$11.71	$11.95	3,057
01/01/2013 to 12/31/2013	$11.95	$11.92	3,976
01/01/2014 to 12/31/2014	$11.92	$11.92	3,872

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$16.61	97
01/01/2006 to 12/31/2006	$16.61	$19.61	6,952
01/01/2007 to 12/31/2007	$19.61	$20.10	8,348
01/01/2008 to 12/31/2008	$20.10	$12.74	8,931
01/01/2009 to 12/31/2009	$12.74	$15.89	10,569
01/01/2010 to 12/31/2010	$15.89	$18.14	5,960
01/01/2011 to 12/31/2011	$18.14	$17.88	5,059
01/01/2012 to 12/31/2012	$17.88	$20.79	3,024
01/01/2013 to 12/31/2013	$20.79	$26.76	3,453
01/01/2014 to 12/31/2014	$26.76	$28.52	6,308

*	Date that Portfolio was first offered in this product

PRUDENTIAL RETIREMENT 30 Scranton Office Park Scranton, PA 18507-1789	Presorted Bound Printed Matter U.S. Postage PAID Prudential

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER® is a registered service mark of The Prudential Insurance Company of America.

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

© 2015 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

DP.PU.003

Ed. 05/2015

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2015

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIER® Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 35 Subaccounts of the Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AB Variable Products Series Fund, Inc; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust; MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2015. Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: (877) 778-2100

2

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.

We are generally responsible for the administrative and record keeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the financial statements of Prudential Discovery Premier Group Variable Contract Account as of December 31, 2014 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2014, 2013 and 2012, $157,692, $156,543 and $137,435, respectively, were paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•	Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

3

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2014) received payment with respect to this group annuity during 2014 (or as to which a payment was accrued during 2014). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2014, the least amount paid, and greatest amount paid, were $39 and $157,540, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	TBS Agency
Wells Fargo Wealth Brokerage Insurance Agency
Wells Fargo Advisors Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the value of the assets of the Subaccount for that day by the value of the assets of the Subaccount for the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

CYBER SECURITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Prudential and contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

4

FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

5

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at fair value	$658,320	$5,205,106	$1,466,375	$2,501,816	$2,338,053
Receivable from (Payable to) The Prudential Insurance Company of America	59	81	(52)	3	51

Net Assets	$658,379	$5,205,187	$1,466,323	$2,501,819	$2,338,104

NET ASSETS, representing:
Accumulation units	$658,379	$5,205,187	$1,466,323	$2,501,819	$2,338,104

	$658,379	$5,205,187	$1,466,323	$2,501,819	$2,338,104

Units outstanding	48,549	197,907	64,492	105,123	96,154

Portfolio shares held	65,832	446,407	123,018	111,439	98,610
Portfolio net asset value per share	$10.00	$11.66	$11.92	$22.45	$23.71
Investment in portfolio shares, at cost	$658,320	$5,045,924	$1,460,635	$1,834,042	$1,459,031

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$6	$48,662	$4,628	$-	$-

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	4,395	27,544	7,406	11,289	11,615

NET INVESTMENT INCOME (LOSS)	(4,389)	21,118	(2,778)	(11,289)	(11,615)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	-	(16,270)	(7,473)	(265)	17,845
Net change in unrealized gain (loss) on investments	-	286,325	81,448	185,141	216,031

NET GAIN (LOSS) ON INVESTMENTS	-	270,055	73,975	184,876	233,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,389)	$291,173	$71,197	$173,587	$222,261

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund – Series I	MFS® Growth Series – Initial Class	T. Rowe Price Equity Income Portfolio

$496,882	$11,060,849	$6,079,049	$4,156,998	$1,377,821	$248,034	$477,773	$2,298,694

10	395	220	246	64	11	23	94

$496,892	$11,061,244	$6,079,269	$4,157,244	$1,377,885	$248,045	$477,796	$2,298,788

$496,892	$11,061,244	$6,079,269	$4,157,244	$1,377,885	$248,045	$477,796	$2,298,788

$496,892	$11,061,244	$6,079,269	$4,157,244	$1,377,885	$248,045	$477,796	$2,298,788

19,813	416,044	245,265	153,477	64,107	10,401	17,340	75,820

97,237	224,222	157,652	101,763	53,570	6,050	12,019	76,572
$5.11	$49.33	$38.56	$40.85	$25.72	$41.00	$39.75	$30.02
$479,135	$6,823,257	$3,490,771	$2,146,873	$943,177	$177,738	$288,147	$1,479,666

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund – Series I	MFS® Growth Series – Initial Class	T. Rowe Price Equity Income Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$29,686	$303,012	$-	$-	$-	$2,074	$436	$38,656

3,163	53,722	29,335	26,539	7,094	1,455	3,077	11,784

26,523	249,290	(29,335)	(26,539)	(7,094)	619	(2,641)	26,872

-	438,721	-	-	-	1,158	27,832	-

(448)	94,718	8,660	114,702	528	966	17,775	(446)

(16,884)	447,073	429,339	259,419	43,726	11,040	(9,402)	117,830

(17,332)	980,512	437,999	374,121	44,254	13,164	36,205	117,384

$9,191	$1,229,802	$408,664	$347,582	$37,160	$13,783	$33,564	$144,256

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

	SUBACCOUNTS
	Prudential Value Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison 20/20 Focus Portfolio	Invesco V.I. Government Securities Fund – Series I	Invesco V.I. International Growth Fund – Series I
ASSETS
Investment in the portfolios, at fair value	$3,375,262	$2,680,259	$2,781,499	$59,943	$1,763,876
Receivable from (Payable to) The Prudential Insurance Company of America	311	317	176	2	154

Net Assets	$3,375,573	$2,680,576	$2,781,675	$59,945	$1,764,030

NET ASSETS, representing:
Accumulation units	$3,375,573	$2,680,576	$2,781,675	$59,945	$1,764,030

	$3,375,573	$2,680,576	$2,781,675	$59,945	$1,764,030

Units outstanding	128,728	76,245	110,368	3,263	108,344

Portfolio shares held	127,465	97,216	125,519	5,106	50,584
Portfolio net asset value per share	$26.48	$27.57	$22.16	$11.74	$34.87
Investment in portfolio shares, at cost	$1,829,271	$1,195,964	$1,568,152	$59,952	$1,199,536

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Value Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison 20/20 Focus Portfolio	Invesco V.I. Government Securities Fund – Series I	Invesco V.I. International Growth Fund – Series I
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$-	$1,603	$28,823

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	24,446	18,391	20,308	350	13,462

NET INVESTMENT INCOME (LOSS)	(24,446)	(18,391)	(20,308)	1,253	15,361

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	170,258	101,043	132,248	(41)	37,458
Net change in unrealized gain (loss) on investments	175,939	36,417	80,848	636	(51,731)

NET GAIN (LOSS) ON INVESTMENTS	346,197	137,460	213,096	595	(14,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$321,751	$119,069	$192,788	$1,848	$1,088

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
AllianceBernstein Growth and Income Portfolio – Class A	AllianceBernstein Large Cap Growth Portfolio – Class A	AllianceBernstein Small Cap Growth Portfolio – Class A	VP Income & Growth Fund – Class I	Davis Value Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	Franklin Small-Mid Cap Growth VIP Fund – Class I	Templeton Foreign VIP Fund – Class I

$1,299,242	$472,701	$759,184	$448,439	$187,957	$43,445	$2,877,764	$1,096,934
97	28	(19)	(14)	55	1	168	86

$1,299,339	$472,729	$759,165	$448,425	$188,012	$43,446	$2,877,932	$1,097,020

$1,299,339	$472,729	$759,165	$448,425	$188,012	$43,446	$2,877,932	$1,097,020

$1,299,339	$472,729	$759,165	$448,425	$188,012	$43,446	$2,877,932	$1,097,020

61,097	37,783	33,317	25,163	10,498	3,382	171,301	66,206

43,250	9,681	36,203	44,356	16,604	945	115,341	71,508
$30.04	$48.83	$20.97	$10.11	$11.32	$45.97	$24.95	$15.34
$663,740	$167,134	$666,504	$308,502	$142,853	$24,445	$1,895,064	$891,120

SUBACCOUNTS (Continued)
AllianceBernstein Growth and Income Portfolio – Class A	AllianceBernstein Large Cap Growth Portfolio – Class A	AllianceBernstein Small Cap Growth Portfolio – Class A	VP Income & Growth Fund – Class I	Davis Value Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	Franklin Small-Mid Cap Growth VIP Fund – Class I	Templeton Foreign VIP Fund – Class I
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$17,373	$-	$-	$6,866	$1,752	$400	$-	$24,801

8,459	3,026	5,302	2,084	1,503	295	15,694	6,578

8,914	(3,026)	(5,302)	4,782	249	105	(15,694)	18,223

-	-	63,973	-	37,917	2,613	515,472	-
32,105	35,049	(8,454)	4,842	38,766	1,368	(6,209)	(6,295)
66,559	22,637	(74,931)	23,263	(67,743)	600	(304,813)	(158,433)

98,664	57,686	(19,412)	28,105	8,940	4,581	204,450	(164,728)

$107,578	$54,660	$(24,714)	$32,887	$9,189	$4,686	$188,756	$(146,505)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2014

	SUBACCOUNTS
	Invesco V.I. Mid Cap Growth Fund – Series I	Janus Aspen Enterprise Portfolio – Institutional Shares	Janus Aspen Global Research Portfolio – Institutional Shares	MFS® Research Bond Series – Initial Class	MFS® Growth Series – Initial Class
ASSETS
Investment in the portfolios, at fair value	$276,102	$4,161,314	$1,108,800	$170,622	$1,101,331
Receivable from (Payable to) The Prudential Insurance Company of America	(653)	286	(1,084)	7	13

Net Assets	$275,449	$4,161,600	$1,107,716	$170,629	$1,101,344

NET ASSETS, representing:
Accumulation units	$275,449	$4,161,600	$1,107,716	$170,629	$1,101,344

	$275,449	$4,161,600	$1,107,716	$170,629	$1,101,344

Units outstanding	21,038	290,368	106,048	7,762	79,693

Portfolio shares held	47,769	67,390	26,750	12,639	68,662
Portfolio net asset value per share	$5.78	$61.75	$41.45	$13.50	$16.04
Investment in portfolio shares, at cost	$109,498	$1,853,336	$746,008	$140,668	$758,183

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Invesco V.I. Mid Cap Growth Fund – Series I	Janus Aspen Enterprise Portfolio – Institutional Shares	Janus Aspen Global Research Portfolio – Institutional Shares	MFS® Research Bond Series – Initial Class	MFS® Growth Series – Initial Class
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$6,015	$10,779	$4,692	$5,345

EXPENSES
Charges to contractholders for assuming mortality risk and expense risk and for administration	1,818	21,418	5,426	1,157	5,083

NET INVESTMENT INCOME (LOSS)	(1,818)	(15,403)	5,353	3,535	262

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	257,374	-	-	57,418
Realized gain (loss) on shares redeemed	52,576	3,159	(740)	5,924	(235)
Net change in unrealized gain (loss) on investments	(28,787)	191,921	56,734	(298)	49,256

NET GAIN (LOSS) ON INVESTMENTS	23,789	452,454	55,994	5,626	106,439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,971	$437,051	$61,347	$9,161	$106,701

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
MFS® Investors Trust Series – Initial Class	MFS® Total Return Series – Initial Class	PIMCO Short-Term Portfolio – Administrative Class	Delaware VIP Emerging Markets Series

$96,024	$502,979	$403,139	$2,765,382

7	18	11	356

$96,031	$502,997	$403,150	$2,765,738

$96,031	$502,997	$403,150	$2,765,738

$96,031	$502,997	$403,150	$2,765,738

5,398	25,319	33,246	145,352

3,158	20,690	39,292	141,524
$30.41	$24.31	$10.26	$19.54
$54,284	$360,599	$389,257	$2,189,495

SUBACCOUNTS (Continued)

MFS® Investors Trust Series – Initial Class	MFS® Total Return Series – Initial Class	PIMCO Short-Term Portfolio – Administrative Class	Delaware VIP Emerging Markets Series
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$863	$9,056	$3,346	$18,591

698	3,088	2,726	17,177

165	5,968	620	1,414

7,052	12,604	407	10,879
10,987	288	782	(588)
(8,570)	16,000	(671)	(285,135)

9,469	28,892	518	(274,844)

$9,634	$34,860	$1,138	$(273,430)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Government Income Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(4,389)	$(5,063)	$21,118	$149,068	$(2,778)	$21,482
Capital gains distributions received	-	-	-	121,869	-	51,986
Realized gain (loss) on shares redeemed	-	-	(16,270)	(20,831)	(7,473)	(29,518)
Net change in unrealized gain (loss) on investments	-	-	286,325	(305,414)	81,448	(91,244)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,389)	(5,063)	291,173	(55,308)	71,197	(47,294)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	59,167	73,373	591,787	463,315	248,169	260,579
Surrenders, withdrawals and death benefits	(35,754)	(120,201)	(473,150)	(521,526)	(179,154)	(649,822)
Net transfers between other subaccounts or fixed rate option	(65,924)	(78,253)	481,293	4,108	(13,359)	2,623
Other charges	-	(10)	(4)	26	-	67

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(42,511)	(125,091)	599,926	(54,077)	55,656	(386,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,900)	(130,154)	891,099	(109,385)	126,853	(433,847)

NET ASSETS
Beginning of period	705,279	835,433	4,314,088	4,423,473	1,339,470	1,773,317

End of period	$658,379	$705,279	$5,205,187	$4,314,088	$1,466,323	$1,339,470

Beginning units	51,660	60,805	174,370	176,515	62,051	79,696
Units issued	5,617	6,985	43,044	23,623	11,573	12,148
Units redeemed	(8,728)	(16,130)	(19,507)	(25,768)	(9,132)	(29,793)

Ending units	48,549	51,660	197,907	174,370	64,492	62,051

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Flexible Managed Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(11,289)	$(8,913)	$(11,615)	$(9,899)	$26,523	$25,892	$249,290	$(45,213)
-	-	-	-	-	-	438,721	-
(265)	111	17,845	11,943	(448)	(330)	94,718	2,605
185,141	249,872	216,031	337,938	(16,884)	2,899	447,073	2,365,617

173,587	241,070	222,261	339,982	9,191	28,461	1,229,802	2,323,009

459,845	340,055	261,717	314,163	30,036	32,861	792,263	659,503
(24,812)	(103,161)	(346,900)	(213,191)	(7,671)	(13,371)	(1,186,349)	(213,879)
(14,480)	(4,674)	27,053	(18,806)	16,466	(30,061)	237,120	17,408
-	1	-	(18)	-	(4)	-	11

420,553	232,221	(58,130)	82,148	38,831	(10,575)	(156,966)	463,043

594,140	473,291	164,131	422,130	48,022	17,886	1,072,836	2,786,052

1,907,679	1,434,388	2,173,973	1,751,843	448,870	430,984	9,988,408	7,202,356

$2,501,819	$1,907,679	$2,338,104	$2,173,973	$496,892	$448,870	$11,061,244	$9,988,408

86,796	75,438	98,738	95,123	18,262	18,685	423,169	400,446
20,090	16,687	12,734	15,890	3,162	4,335	44,338	35,621
(1,763)	(5,329)	(15,318)	(12,275)	(1,611)	(4,758)	(51,463)	(12,898)

105,123	86,796	96,154	98,738	19,813	18,262	416,044	423,169

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(29,335)	$(24,380)	$(26,539)	$(22,291)	$(7,094)	$(5,650)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	8,660	10,235	114,702	6,084	528	469
Net change in unrealized gain (loss) on investments	429,339	1,393,817	259,419	1,066,951	43,726	266,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	408,664	1,379,672	347,582	1,050,744	37,160	260,942

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	291,694	251,006	479,008	306,943	187,551	166,683
Surrenders, withdrawals and death benefits	(243,045)	(230,131)	(231,298)	(208,174)	(161,830)	(31,637)
Net transfers between other subaccounts or fixed rate option	-	-	(357,964)	(48,302)	(21)	1,485
Other charges	-	32	(93)	(71)	-	2

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	48,649	20,907	(110,347)	50,396	25,700	136,533

TOTAL INCREASE (DECREASE) IN NET ASSETS	457,313	1,400,579	237,235	1,101,140	62,860	397,475

NET ASSETS
Beginning of period	5,621,956	4,221,377	3,920,009	2,818,869	1,315,025	917,550

End of period	$6,079,269	$5,621,956	$4,157,244	$3,920,009	$1,377,885	$1,315,025

Beginning units	243,081	242,518	158,479	155,942	62,889	55,576
Units issued	12,260	12,528	20,470	16,852	8,830	8,965
Units redeemed	(10,076)	(11,965)	(25,472)	(14,315)	(7,612)	(1,652)

Ending units	245,265	243,081	153,477	158,479	64,107	62,889

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Invesco V.I. Core Equity Fund – Series 1		MFS® Growth Series – Initial Class		T. Rowe Price Equity Income Portfolio		Prudential Value Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$619	$1,134	$(2,641)	$(1,831)	$26,872	$18,800	$(24,446)	$(21,947)
1,158	-	27,832	2,775	-	-	-	-
966	1,254	17,775	10,061	(446)	5,355	170,258	14,021
11,040	36,806	(9,402)	107,636	117,830	431,466	175,939	867,050

13,783	39,194	33,564	118,641	144,256	455,621	321,751	859,124

8,565	5,492	13,714	11,827	245,290	245,465	186,121	183,685
(661)	(1,032)	(56,103)	(15,770)	(181,678)	(91,604)	(185,524)	(210,779)
51,614	(129)	49,841	(44,132)	32,457	8,211	(455,857)	(27,092)
-	4	-	(5)	-	4	(82)	31

59,518	4,335	7,452	(48,080)	96,069	162,076	(455,342)	(54,155)

73,301	43,529	41,016	70,561	240,325	617,697	(133,591)	804,969

174,744	131,215	436,780	366,219	2,058,463	1,440,766	3,509,164	2,704,195

$248,045	$174,744	$477,796	$436,780	$2,298,788	$2,058,463	$3,375,573	$3,509,164

7,773	7,495	17,147	19,538	72,370	65,360	146,375	149,063
3,058	1,093	2,896	933	11,827	12,839	11,049	11,218
(430)	(815)	(2,703)	(3,324)	(8,377)	(5,829)	(28,696)	(13,906)

10,401	7,773	17,340	17,147	75,820	72,370	128,728	146,375

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio		Prudential Jennison 20/20 Focus Portfolio		Invesco V.I. Government Securities Fund – Series I
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(18,391)	$(16,675)	$(20,308)	$(18,580)	$1,253	$1,440
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	101,043	17,764	132,248	10,932	(41)	733
Net change in unrealized gain (loss) on investments	36,417	795,753	80,848	673,936	636	(4,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,069	796,842	192,788	666,288	1,848	(2,104)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	119,670	117,441	174,376	180,581	2,313	4,830
Surrenders, withdrawals and death benefits	(133,714)	(168,862)	(144,568)	(198,894)	(4,707)	(2,008)
Net transfers between other subaccounts or fixed rate option	(184,752)	7,357	(381,426)	(13,691)	8,078	(37,458)
Other charges	(21)	106	(40)	(16)	-	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(198,817)	(43,958)	(351,658)	(32,020)	5,684	(34,635)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,748)	752,884	(158,870)	634,268	7,532	(36,739)

NET ASSETS
Beginning of period	2,760,324	2,007,440	2,940,545	2,306,277	52,413	89,152

End of period	$2,680,576	$2,760,324	$2,781,675	$2,940,545	$59,945	$52,413

Beginning units	82,196	83,674	124,258	125,675	2,946	4,849
Units issued	6,281	7,708	14,502	13,625	578	408
Units redeemed	(12,232)	(9,186)	(28,392)	(15,042)	(261)	(2,311)

Ending units	76,245	82,196	110,368	124,258	3,263	2,946

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Invesco V.I. International Growth Fund – Series I		AllianceBernstein Growth and Income Portfolio – Class A		AllianceBernstein Large Cap Growth Portfolio – Class A		AllianceBernstein Small Cap Growth Portfolio – Class A
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$15,361	$9,448	$8,914	$7,811	$(3,026)	$(2,487)	$(5,302)	$(4,179)
-	-	-	-	-	-	63,973	95,559
37,458	3,981	32,105	12,391	35,049	9,823	(8,454)	(3,292)
(51,731)	288,883	66,559	316,626	22,637	121,836	(74,931)	126,681

1,088	302,312	107,578	336,828	54,660	129,172	(24,714)	214,769

121,364	122,548	42,256	47,705	20,174	18,740	45,345	35,877
(103,425)	(132,478)	(68,974)	(66,959)	(26,198)	(24,134)	(23,063)	(15,050)
(209,209)	(23,591)	(64,107)	(14,593)	(49,418)	(9,556)	39,523	58,654
(32)	(10)	-	(1)	(27)	(10)	(3)	(9)

(191,302)	(33,531)	(90,825)	(33,848)	(55,469)	(14,960)	61,802	79,472

(190,214)	268,781	16,753	302,980	(809)	114,212	37,088	294,241

1,954,244	1,685,463	1,282,586	979,606	473,538	359,326	722,077	427,836

$1,764,030	$1,954,244	$1,299,339	$1,282,586	$472,729	$473,538	$759,165	$722,077

119,640	121,944	65,613	67,180	42,898	44,429	30,889	26,467
12,691	13,020	2,477	5,924	2,201	2,668	10,114	6,732
(23,987)	(15,324)	(6,993)	(7,491)	(7,316)	(4,199)	(7,686)	(2,310)

108,344	119,640	61,097	65,613	37,783	42,898	33,317	30,889

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	VP Income & Growth Fund – Class I		Davis Value Portfolio		The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$4,782	$3,504	$249	$384	$105	$213
Capital gains distributions received	-	-	37,917	21,232	2,613	-
Realized gain (loss) on shares redeemed	4,842	14,158	38,766	15,310	1,368	942
Net change in unrealized gain (loss) on investments	23,263	52,447	(67,743)	46,299	600	10,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,887	70,109	9,189	83,225	4,686	11,489

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	26,126	10,294	14,922	18,651	4,371	5,766
Surrenders, withdrawals and death benefits	(38,494)	(31,995)	(28,715)	(28,784)	(2,951)	(10,087)
Net transfers between other subaccounts or fixed rate option	186,293	(33,353)	(114,374)	(76,104)	(13,244)	15,338
Other charges	-	(2)	(20)	(7)	-	(4)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	173,925	(55,056)	(128,187)	(86,244)	(11,824)	11,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	206,812	15,053	(118,998)	(3,019)	(7,138)	22,502

NET ASSETS
Beginning of period	241,613	226,560	307,010	310,029	50,584	28,082

End of period	$448,425	$241,613	$188,012	$307,010	$43,446	$50,584

Beginning units	15,075	19,075	18,061	24,171	4,428	3,277
Units issued	15,961	1,646	864	1,692	384	2,121
Units redeemed	(5,873)	(5,646)	(8,427)	(7,802)	(1,430)	(970)

Ending units	25,163	15,075	10,498	18,061	3,382	4,428

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth VIP Fund – Class I		Templeton Foreign VIP Fund – Class I		Invesco V.I. Mid Cap Growth Fund – Series I		Janus Aspen Enterprise Portfolio – Institutional Shares
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(15,694)	$(12,530)	$18,223	$19,160	(1,818)	$(2,898)	$(15,403)	$(2,119)
515,472	132,217	-	-	-	-	257,374	-
(6,209)	3,901	(6,295)	50	52,576	28,449	3,159	626
(304,813)	588,789	(158,433)	183,022	(28,787)	61,250	191,921	796,794

188,756	712,377	(146,505)	202,232	21,971	86,801	437,051	795,301

305,376	396,442	284,526	202,644	16,465	17,061	598,280	575,250
(306,527)	(62,275)	(141,092)	(100,572)	(18,565)	(34,408)	(178,855)	(192,262)
(116,135)	(58,657)	(27,901)	(2,723)	(49,790)	(30,383)	(251,352)	30,353
(25)	(35)	-	10	(23)	1,437	(16)	34

(117,311)	275,475	115,533	99,359	(51,913)	(46,293)	168,057	413,375

71,445	987,852	(30,972)	301,591	(29,942)	40,508	605,108	1,208,676

2,806,487	1,818,635	1,127,992	826,401	305,391	264,883	3,556,492	2,347,816

$2,877,932	$2,806,487	$1,097,020	$1,127,992	$275,449	$305,391	$4,161,600	$3,556,492

179,229	160,267	60,382	54,283	25,055	29,584	278,368	242,226
18,859	30,604	17,548	12,458	4,138	3,592	45,582	57,293
(26,787)	(11,642)	(11,724)	(6,359)	(8,155)	(8,121)	(33,582)	(21,151)

171,301	179,229	66,206	60,382	21,038	25,055	290,368	278,368

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Janus Aspen Global Research Portfolio – Institutional Shares		MFS® Research Bond Series – Initial Class		MFS® Growth Series – Initial Class
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$5,353	$6,008	$3,535	$892	$262	$1,186
Capital gains distributions received	-	-	-	851	57,418	26,382
Realized gain (loss) on shares redeemed	(740)	325	5,924	2,677	(235)	4,387
Net change in unrealized gain (loss) on investments	56,734	167,931	(298)	(8,420)	49,256	169,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,347	174,264	9,161	(4,000)	106,701	201,034

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	104,896	211,920	12,279	13,706	157,902	190,373
Surrenders, withdrawals and death benefits	(74,937)	(22,167)	(7,705)	(21,197)	(31,747)	(124,792)
Net transfers between other subaccounts or fixed rate option	125,012	(13,745)	(33,518)	(27,801)	-	29,938
Other charges	-	(1,037)	-	(10)	-	(9)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	154,971	174,971	(28,944)	(35,302)	126,155	95,510

TOTAL INCREASE (DECREASE) IN NET ASSETS	216,318	349,235	(19,783)	(39,302)	232,856	296,544

NET ASSETS
Beginning of period	891,398	542,163	190,412	229,714	868,488	571,944

End of period	$1,107,716	$891,398	$170,629	$190,412	$1,101,344	$868,488

Beginning units	90,912	70,756	9,121	10,833	69,722	59,441
Units issued	24,651	25,541	770	1,670	12,326	21,153
Units redeemed	(9,515)	(5,385)	(2,129)	(3,382)	(2,355)	(10,872)

Ending units	106,048	90,912	7,762	9,121	79,693	69,722

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
MFS® Investors Trust Series – Initial Class		MFS® Total Return Series – Initial Class		PIMCO Short-Term Portfolio – Administrative Class		Delaware VIP Emerging Markets Series
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$165	$519	$5,968	$4,336	$620	$1,011	$1,414	$34,877
7,052	-	12,604	-	407	-	10,879	-
10,987	126	288	3,903	782	(164)	(588)	7,205
(8,570)	30,346	16,000	57,498	(671)	(922)	(285,135)	233,362

9,634	30,991	34,860	65,737	1,138	(75)	(273,430)	275,444

636	2,767	22,719	23,232	44,560	148,789	341,354	417,904
(708)	(2,542)	(9,881)	(37,116)	(245,725)	(25,763)	(388,613)	(465,129)
(54,030)	37,734	36,342	(5,565)	(5,315)	14,149	(2,522)	(28,513)
-	(3)	-	(11)	-	(23)	(10)	88

(54,102)	37,956	49,180	(19,460)	(206,480)	137,152	(49,791)	(75,650)

(44,468)	68,947	84,040	46,277	(205,342)	137,077	(323,221)	199,794

140,499	71,552	418,957	372,680	608,492	471,415	3,088,959	2,889,165

$96,031	$140,499	$502,997	$418,957	$403,150	$608,492	$2,765,738	$3,088,959

8,729	5,821	22,691	23,870	50,131	38,865	148,330	151,944
39	3,100	4,517	3,472	4,124	15,087	23,267	25,266
(3,370)	(192)	(1,889)	(4,651)	(21,009)	(3,821)	(26,245)	(28,880)

5,398	8,729	25,319	22,691	33,246	50,131	145,352	148,330

The accompanying notes are an integral part of these financial statements.

A16

NOTES TO FINANCIAL STATEMENTS OF

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

December 31, 2014

Note 1:	General

Prudential Discovery Premier Group Variable Contract Account (the “Account”) was established on November 9, 1999 by The Prudential Insurance Company of America (“Prudential”), which is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. Proceeds from the purchase of Discovery Premier Group Annuity Contracts (the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with the Contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (individually a “Contractholder” and collectively, the “Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant.”

The Account is comprised of thirty five subaccounts. The assets of each subaccount are invested in either a corresponding portfolio of The Prudential Series Fund or one of the non- Prudential administered funds (individually a “Portfolio” and collectively, the “Portfolios”) as follows:

Prudential Money Market Portfolio

Prudential Diversified Bond Portfolio

Prudential Government Income Portfolio

Prudential Conservative Balanced Portfolio

Prudential Flexible Managed Portfolio

Prudential High Yield Bond Portfolio

Prudential Stock Index Portfolio

Prudential Equity Portfolio

Prudential Jennison Portfolio

Prudential Global Portfolio

Invesco V.I. Core Equity Fund – Series I

MFS® Growth Series – Initial Class

T. Rowe Price Equity Income Portfolio

Prudential Value Portfolio

Prudential Small Capitalization Stock Portfolio

Prudential Jennison 20/20 Focus Portfolio

Invesco V.I. Government Securities Fund – Series I

Invesco V.I. International Growth Fund – Series I

AllianceBernstein Growth and Income Portfolio – Class A

AllianceBernstein Large Cap Growth Portfolio – Class A

AllianceBernstein Small Cap Growth Portfolio – Class A

VP Income & Growth Fund – Class I

Davis Value Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Franklin Small-Mid Cap Growth VIP Fund – Class I (formerly Franklin Small-Mid Cap Growth Securities Fund)

Templeton Foreign VIP Fund – Class I (formerly Franklin Templeton Foreign Securities Fund)

Invesco V.I. Mid Cap Growth Fund – Series I

Janus Aspen Enterprise Portfolio – Institutional Shares

Janus Aspen Global Research Portfolio – Institutional Shares

MFS® Research Bond Series – Initial Class

MFS® Investors Growth Stock Series – Initial Class

MFS® Investors Trust Series – Initial Class

MFS® Total Return Series – Initial Class

PIMCO Short-Term Portfolio – Administrative Class

Delaware VIP Emerging Markets Series

All contractual obligations arising under Contracts participating in the Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

A17

Note 1:	General (Continued)

The Prudential Series Fund is an open-end management investment company, and each portfolio of The Prudential Series Fund is managed by Prudential Investments LLC (“PI”), which is an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolios in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

A18

Note 3:	Fair Value (Continued)

As of December 31, 2014, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Level 1 and Level 2

Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

Invesco V.I. Core Equity Fund – Series I	174,735
MFS® Growth Series – Initial Class	436,766
T. Rowe Price Equity Income Portfolio	2,058,411
Invesco V.I. Government Securities Fund – Series I	52,411
Invesco V.I. International Growth Fund – Series I	1,954,146
AllianceBernstein Growth and Income Portfolio – Class A	1,282,512
AllianceBernstein Large Cap Growth Portfolio – Class A	473,516
AllianceBernstein Small Cap Growth Portfolio – Class A	722,106
VP Income & Growth Fund – Class I	241,617
Davis Value Portfolio	306,969
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	50,585
Franklin Small-Mid Cap Growth VIP Fund – Class I	2,806,411
Templeton Foreign Securities Fund – Class I	1,127,923
Invesco V.I. Mid Cap Growth Fund – Series I	305,999
Janus Aspen Enterprise Portfolio – Institutional Shares	3,556,238
Janus Aspen Global Research Portfolio – Institutional Shares	892,427
MFS® Research Bond Series – Initial Class	190,405
MFS® Investors Growth Stock Series – Initial Class	868,489
MFS® Investors Trust Series – Initial Class	140,504
MFS® Total Return Series – Initial Class	418,942
PIMCO Short-Term Portfolio – Administrative Class	608,509
Delaware VIP Emerging Markets Series	3,088,740

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and reinvested, in the Portfolios for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$69,677	$116,578
Prudential Diversified Bond Portfolio	1,052,224	479,838
Prudential Government Income Portfolio	252,381	204,048
Prudential Conservative Balanced Portfolio	456,351	47,057
Prudential Flexible Managed Portfolio	296,586	366,364
Prudential High Yield Bond Portfolio	75,264	39,597
Prudential Stock Index Portfolio	1,061,987	1,272,815
Prudential Equity Portfolio	289,279	270,043
Prudential Jennison Portfolio	451,921	588,917

A19

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Global Portfolio	$187,043	$168,480
Invesco V.I. Core Equity Fund – Series I	68,575	10,514
MFS Growth Series – Initial Class	75,904	71,538
T. Rowe Price Equity Income Portfolio	339,161	254,918
Prudential Value Portfolio	206,101	685,967
Prudential Small Capitalization Stock Portfolio	156,817	374,021
Prudential Jennison 20/20 Focus Portfolio	252,677	624,716
Invesco V.I. Government Securities Fund – Series I	10,310	4,976
Invesco V.I. International Growth Fund – Series I	170,826	375,646
AllianceBernstein Growth and Income Portfolio – Class A	36,040	135,347
AllianceBernstein Large Cap Growth Portfolio – Class A	23,080	81,581
AllianceBernstein Small Cap Growth Portfolio – Class A	222,681	166,191
VP Income & Growth Fund – Class I	273,093	101,242
Davis Value Portfolio	13,012	142,716
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	4,359	16,480
Franklin Small-Mid Cap Growth VIP Fund – Class I	296,606	429,703
Templeton Foreign VIP Fund – Class I	322,891	213,953
Invesco V.I. Mid Cap Growth Fund – Series I	47,753	101,439
Janus Aspen Enterprise Portfolio – Institutional Shares	579,911	433,304
Janus Aspen Global Research Portfolio – Institutional Shares	244,460	94,860
MFS® Research Bond Series – Initial Class	15,511	45,612
MFS® Growth Series – Initial Class	157,101	36,043
MFS® Investors Trust Series – Initial Class	628	55,440
MFS® Total Return Series – Initial Class	81,883	35,794
PIMCO Short-Term Portfolio – Administrative Class	49,500	258,734
Delaware VIP Emerging Markets Series	433,696	500,801

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PI, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services, with respect to each portfolio of The Prudential Series Fund. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Jennison Associates LLC and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

Prudential Mutual Fund Services LLC, an affiliate of the PI and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for each portfolio of The Prudential Series Fund.

A20

Note 6:	Related Party Transactions (Continued)

Certain charges and fees for the Portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolio of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as Contractholders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2014	49	$13.41	to	$13.60	$658	0.00%	(1)	0.65%	to	0.75%	-0.74%	to	-0.65%
December 31, 2013	52	$13.51	to	$13.69	$705	0.00%	(1)	0.65%	to	0.75%	-0.74%	to	-0.64%
December 31, 2012	61	$13.61	to	$13.78	$835	0.01%		0.65%	to	0.75%	-0.73%	to	-0.63%
December 31, 2011	76	$13.71	to	$13.86	$1,051	0.02%		0.65%	to	0.75%	-0.72%	to	-0.62%
December 31, 2010	90	$13.81	to	$13.95	$1,253	0.03%		0.65%	to	0.75%	-0.71%	to	-0.61%

	Prudential Diversified Bond Portfolio
December 31, 2014	198	$25.64	to	$26.58	$5,205	1.00%		0.50%	to	0.75%	6.30%	to	6.56%
December 31, 2013	174	$24.12	to	$24.95	$4,314	3.98%		0.50%	to	0.75%	-1.45%	to	-1.21%
December 31, 2012	177	$24.48	to	$25.25	$4,423	4.46%		0.50%	to	0.75%	9.86%	to	10.13%
December 31, 2011	155	$22.28	to	$22.93	$3,519	4.37%		0.50%	to	0.75%	6.71%	to	6.98%
December 31, 2010	141	$20.88	to	$21.43	$2,998	4.28%		0.50%	to	0.75%	9.75%	to	10.02%

	Prudential Government Income Portfolio
December 31, 2014	64	$22.06	to	$22.87	$1,466	0.33%		0.50%	to	0.75%	5.07%	to	5.33%
December 31, 2013	62	$20.99	to	$21.71	$1,339	1.80%		0.50%	to	0.75%	-3.06%	to	-2.82%
December 31, 2012	80	$21.66	to	$22.34	$1,773	2.09%		0.50%	to	0.75%	2.86%	to	3.12%
December 31, 2011	73	$21.05	to	$21.67	$1,581	2.46%		0.50%	to	0.75%	6.83%	to	7.09%
December 31, 2010	76	$19.71	to	$20.23	$1,538	2.86%		0.50%	to	0.75%	6.19%	to	6.46%

	Prudential Conservative Balanced Portfolio
December 31, 2014	105	$23.02	to	$23.86	$2,502	0.00%		0.50%	to	0.75%	7.96%	to	8.23%
December 31, 2013	87	$21.32	to	$22.05	$1,908	0.00%		0.50%	to	0.75%	15.29%	to	15.57%
December 31, 2012	75	$18.49	to	$19.08	$1,434	2.02%		0.50%	to	0.75%	10.41%	to	10.68%
December 31, 2011	68	$16.75	to	$17.24	$1,172	2.25%		0.50%	to	0.75%	3.82%	to	4.08%
December 31, 2010	72	$16.13	to	$16.56	$1,189	2.41%		0.50%	to	0.75%	10.91%	to	11.19%

	Prudential Flexible Managed Portfolio
December 31, 2014	96	$23.52	to	$24.39	$2,338	0.00%		0.50%	to	0.75%	10.23%	to	10.50%
December 31, 2013	99	$21.34	to	$22.07	$2,174	0.00%		0.50%	to	0.75%	19.25%	to	19.55%
December 31, 2012	95	$17.90	to	$18.46	$1,752	1.86%		0.50%	to	0.75%	12.53%	to	12.81%
December 31, 2011	88	$15.90	to	$16.37	$1,435	1.95%		0.50%	to	0.75%	3.56%	to	3.82%
December 31, 2010	88	$15.36	to	$15.76	$1,379	2.24%		0.50%	to	0.75%	11.20%	to	11.48%

A21

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential High Yield Bond Portfolio
December 31, 2014	19	$24.73	to	$25.08	$497	6.09%	0.65%	to	0.75%	1.95%	to	2.05%
December 31, 2013	18	$24.26	to	$24.58	$449	6.40%	0.65%	to	0.75%	6.46%	to	6.56%
December 31, 2012	19	$22.78	to	$23.07	$431	7.02%	0.65%	to	0.75%	13.58%	to	13.69%
December 31, 2011	17	$20.06	to	$20.29	$343	7.34%	0.65%	to	0.75%	4.32%	to	4.42%
December 31, 2010	19	$19.23	to	$19.43	$372	8.36%	0.65%	to	0.75%	13.20%	to	13.31%

	Prudential Stock Index Portfolio
December 31, 2014	416	$25.74	to	$26.69	$11,061	2.97%	0.50%	to	0.75%	12.47%	to	12.75%
December 31, 2013	423	$22.89	to	$23.67	$9,988	0.00%	0.50%	to	0.75%	30.91%	to	31.24%
December 31, 2012	400	$17.48	to	$18.04	$7,202	1.65%	0.50%	to	0.75%	14.82%	to	15.10%
December 31, 2011	353	$15.23	to	$15.67	$5,515	1.60%	0.50%	to	0.75%	1.19%	to	1.44%
December 31, 2010	364	$15.05	to	$15.45	$5,599	1.74%	0.50%	to	0.75%	13.73%	to	14.02%

	Prudential Equity Portfolio
December 31, 2014	245	$23.91	to	$24.79	$6,079	0.00%	0.50%	to	0.75%	6.91%	to	7.17%
December 31, 2013	243	$22.37	to	$23.13	$5,622	0.00%	0.50%	to	0.75%	32.54%	to	32.87%
December 31, 2012	243	$16.87	to	$17.41	$4,221	0.60%	0.50%	to	0.75%	12.84%	to	13.12%
December 31, 2011	245	$14.96	to	$15.39	$3,769	0.68%	0.50%	to	0.75%	-4.19%	to	-3.95%
December 31, 2010	237	$15.61	to	$16.02	$3,792	0.78%	0.50%	to	0.75%	11.07%	to	11.35%

	Prudential Jennison Portfolio
December 31, 2014	153	$26.74	to	$27.72	$4,157	0.00%	0.50%	to	0.75%	9.17%	to	9.44%
December 31, 2013	158	$24.49	to	$25.33	$3,920	0.00%	0.50%	to	0.75%	36.63%	to	36.97%
December 31, 2012	156	$17.93	to	$18.49	$2,819	0.15%	0.50%	to	0.75%	15.32%	to	15.60%
December 31, 2011	166	$15.55	to	$16.00	$2,595	0.30%	0.50%	to	0.75%	-0.45%	to	-0.20%
December 31, 2010	172	$15.62	to	$16.03	$2,705	0.46%	0.50%	to	0.75%	11.12%	to	11.39%

	Prudential Global Portfolio
December 31, 2014	64	$20.75	to	$21.51	$1,378	0.00%	0.50%	to	0.75%	2.48%	to	2.74%
December 31, 2013	63	$20.25	to	$20.94	$1,315	0.00%	0.50%	to	0.75%	26.34%	to	26.65%
December 31, 2012	56	$16.02	to	$16.53	$918	1.56%	0.50%	to	0.75%	16.65%	to	16.94%
December 31, 2011	49	$13.74	to	$14.14	$694	1.54%	0.50%	to	0.75%	-7.67%	to	-7.44%
December 31, 2010	48	$14.88	to	$15.27	$725	1.58%	0.50%	to	0.75%	11.91%	to	12.18%

	Invesco V.I. Core Equity Fund – Series I
December 31, 2014	10	$22.94	to	$24.26	$248	0.96%	0.65%	to	0.75%	7.34%	to	7.45%
December 31, 2013	8	$21.37	to	$22.58	$175	1.36%	0.65%	to	0.75%	28.29%	to	28.41%
December 31, 2012	7	$16.66	to	$17.59	$131	0.93%	0.65%	to	0.75%	13.04%	to	13.15%
December 31, 2011	9	$14.74	to	$15.54	$139	0.96%	0.65%	to	0.75%	-0.81%	to	-0.71%
December 31, 2010	9	$14.86	to	$15.65	$146	0.91%	0.65%	to	0.75%	8.74%	to	8.85%

	MFS® Growth Series – Initial Class
December 31, 2014	17	$27.39	to	$27.28	$478	0.10%	0.65%	to	0.75%	8.13%	to	8.24%
December 31, 2013	17	$25.33	to	$25.67	$437	0.23%	0.65%	to	0.75%	35.83%	to	35.97%
December 31, 2012	20	$18.65	to	$18.88	$366	0.00%	0.65%	to	0.75%	16.51%	to	16.63%
December 31, 2011	18	$16.01	to	$16.19	$287	0.19%	0.65%	to	0.75%	-1.07%	to	-0.97%
December 31, 2010	18	$16.18	to	$16.35	$289	0.12%	0.65%	to	0.75%	14.48%	to	14.59%

	T. Rowe Price Equity Income Portfolio
December 31, 2014	76	$28.52	to	$30.53	$2,299	1.76%	0.50%	to	0.75%	6.58%	to	6.84%
December 31, 2013	72	$26.76	to	$28.58	$2,058	1.56%	0.50%	to	0.75%	28.76%	to	28.88%
December 31, 2012	65	$20.79	to	$22.14	$1,441	2.18%	0.50%	to	0.75%	16.28%	to	16.57%
December 31, 2011	61	$17.88	to	$18.99	$1,152	1.79%	0.50%	to	0.75%	-1.45%	to	-1.21%
December 31, 2010	56	$18.14	to	$19.22	$1,061	1.92%	0.50%	to	0.75%	14.17%	to	14.45%

	Prudential Value Portfolio
December 31, 2014	128	$26.02	to	$26.40	$3,375	0.00%	0.65%	to	0.75%	9.28%	to	9.39%
December 31, 2013	146	$23.81	to	$24.13	$3,509	0.00%	0.65%	to	0.75%	32.10%	to	32.23%
December 31, 2012	149	$18.02	to	$18.25	$2,704	0.95%	0.65%	to	0.75%	13.77%	to	13.88%
December 31, 2011	158	$15.84	to	$16.03	$2,520	1.03%	0.65%	to	0.75%	-6.28%	to	-6.19%
December 31, 2010	168	$16.90	to	$17.08	$2,856	0.85%	0.65%	to	0.75%	13.01%	to	13.13%

A22

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2014	76	$34.86	to	$35.37	$2,680	0.00%	0.65%	to	0.75%	4.61%	to	4.71%
December 31, 2013	82	$33.33	to	$33.78	$2,760	0.00%	0.65%	to	0.75%	39.90%	to	40.04%
December 31, 2012	84	$23.82	to	$24.12	$2,007	0.61%	0.65%	to	0.75%	15.16%	to	15.28%
December 31, 2011	93	$20.69	to	$20.93	$1,941	0.79%	0.65%	to	0.75%	-0.19%	to	-0.09%
December 31, 2010	97	$20.73	to	$20.94	$2,014	0.80%	0.65%	to	0.75%	24.99%	to	25.12%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2014	110	$25.01	to	$25.38	$2,781	0.00%	0.65%	to	0.75%	6.36%	to	6.46%
December 31, 2013	124	$23.52	to	$23.84	$2,941	0.00%	0.65%	to	0.75%	28.91%	to	29.04%
December 31, 2012	126	$18.24	to	$18.47	$2,306	0.00%	0.65%	to	0.75%	10.21%	to	10.32%
December 31, 2011	114	$16.55	to	$16.74	$1,897	0.08%	0.65%	to	0.75%	-4.88%	to	-4.79%
December 31, 2010	115	$17.40	to	$17.59	$2,007	0.00%	0.65%	to	0.75%	7.04%	to	7.14%

	Invesco V.I. Government Securities Fund – Series I
December 31, 2014	3	$18.14	to	$18.40	$60	2.68%	0.65%	to	0.75%	3.36%	to	3.46%
December 31, 2013	3	$17.79	to	$17.79	$52	2.77%	0.65%	to	0.65%	-3.25%	to	-3.25%
December 31, 2012	5	$18.38	to	$18.38	$89	3.08%	0.65%	to	0.65%	1.82%	to	1.82%
December 31, 2011	6	$18.06	to	$18.06	$112	3.31%	0.65%	to	0.65%	7.21%	to	7.21%
December 31, 2010	5	$16.84	to	$16.84	$88	4.56%	0.65%	to	0.65%	4.72%	to	4.72%

	Invesco V.I. International Growth Fund – Series I
December 31, 2014	108	$16.17	to	$16.40	$1,764	1.51%	0.65%	to	0.75%	-0.42%	to	-0.32%
December 31, 2013	120	$16.23	to	$16.45	$1,954	1.24%	0.65%	to	0.75%	18.13%	to	18.24%
December 31, 2012	122	$13.74	to	$13.92	$1,685	1.54%	0.65%	to	0.75%	14.67%	to	14.79%
December 31, 2011	119	$11.98	to	$12.12	$1,430	1.55%	0.65%	to	0.75%	-7.44%	to	-7.34%
December 31, 2010	124	$12.95	to	$13.08	$1,614	2.35%	0.65%	to	0.75%	12.02%	to	12.14%

	AllianceBernstein Growth and Income Portfolio – Class A
December 31, 2014	61	$21.01	to	$21.32	$1,299	1.37%	0.65%	to	0.75%	8.73%	to	8.83%
December 31, 2013	66	$19.32	to	$19.59	$1,283	1.34%	0.65%	to	0.75%	33.96%	to	34.09%
December 31, 2012	67	$14.43	to	$14.61	$980	1.57%	0.65%	to	0.75%	16.65%	to	16.77%
December 31, 2011	72	$12.37	to	$12.51	$898	1.34%	0.65%	to	0.75%	5.53%	to	5.63%
December 31, 2010	78	$11.72	to	$11.84	$927	0.00%	0.65%	to	0.75%	12.25%	to	12.36%

	AllianceBernstein Large Cap Growth Portfolio – Class A
December 31, 2014	38	$12.38	to	$12.56	$473	0.00%	0.65%	to	0.75%	13.29%	to	13.40%
December 31, 2013	43	$10.92	to	$11.07	$474	0.07%	0.65%	to	0.75%	36.33%	to	36.46%
December 31, 2012	44	$8.01	to	$8.11	$359	0.29%	0.65%	to	0.75%	15.52%	to	15.64%
December 31, 2011	47	$6.94	to	$7.02	$330	0.33%	0.65%	to	0.75%	-3.76%	to	-3.67%
December 31, 2010	53	$7.21	to	$7.28	$388	0.54%	0.65%	to	0.75%	9.28%	to	9.39%

	AllianceBernstein Small Cap Growth Portfolio – Class A
December 31, 2014	33	$22.66	to	$23.00	$759	0.00%	0.65%	to	0.75%	-2.55%	to	-2.45%
December 31, 2013	31	$23.26	to	$23.57	$722	0.00%	0.65%	to	0.75%	44.58%	to	44.72%
December 31, 2012	26	$16.09	to	$16.29	$428	0.00%	0.65%	to	0.75%	14.17%	to	14.28%
December 31, 2011	5	$14.09	to	$14.25	$75	0.00%	0.65%	to	0.75%	3.68%	to	3.79%
December 31, 2010	5	$13.59	to	$13.73	$63	0.00%	0.65%	to	0.75%	35.89%	to	36.02%

	VP Income & Growth Fund – Class I
December 31, 2014	25	$17.66	to	$17.92	$448	2.20%	0.65%	to	0.75%	11.67%	to	11.78%
December 31, 2013	15	$15.81	to	$16.03	$242	2.18%	0.65%	to	0.75%	34.81%	to	34.94%
December 31, 2012	19	$11.73	to	$11.88	$227	2.13%	0.65%	to	0.75%	13.89%	to	14.01%
December 31, 2011	19	$10.30	to	$10.42	$194	1.58%	0.65%	to	0.75%	2.34%	to	2.45%
December 31, 2010	20	$10.06	to	$10.17	$203	1.48%	0.65%	to	0.75%	13.30%	to	13.41%
	Davis Value Portfolio
December 31, 2014	10	$17.84	to	$18.10	$188	0.85%	0.65%	to	0.75%	5.27%	to	5.37%
December 31, 2013	18	$16.95	to	$17.18	$307	0.86%	0.65%	to	0.75%	32.44%	to	32.57%
December 31, 2012	24	$12.80	to	$12.96	$310	1.48%	0.65%	to	0.75%	12.24%	to	12.35%
December 31, 2011	32	$11.40	to	$11.53	$363	0.86%	0.65%	to	0.75%	-4.89%	to	-4.79%
December 31, 2010	35	$11.99	to	$12.11	$416	1.20%	0.65%	to	0.75%	11.93%	to	12.04%

A23

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares
December 31, 2014	3	$12.79	to	$12.98	$43	0.98%	0.65%	to	0.75%	12.61%	to	12.72%
December 31, 2013	4	$11.36	to	$11.51	$51	1.24%	0.65%	to	0.75%	33.34%	to	33.48%
December 31, 2012	3	$8.52	to	$8.62	$28	0.79%	0.65%	to	0.75%	11.14%	to	11.25%
December 31, 2011	2	$7.66	to	$7.75	$19	0.85%	0.65%	to	0.75%	0.15%	to	0.25%
December 31, 2010	2	$7.65	to	$7.73	$15	0.87%	0.65%	to	0.75%	13.97%	to	14.08%

	Franklin Small-Mid Cap Growth VIP Fund – Class I
December 31, 2014	171	$16.32	to	$16.92	$2,878	0.00%	0.50%	to	0.75%	6.98%	to	7.24%
December 31, 2013	179	$15.25	to	$15.78	$2,806	0.00%	0.50%	to	0.75%	37.47%	to	37.81%
December 31, 2012	160	$11.10	to	$11.45	$1,819	0.00%	0.50%	to	0.75%	10.29%	to	10.56%
December 31, 2011	184	$10.06	to	$10.35	$1,892	0.00%	0.50%	to	0.75%	-5.30%	to	-5.07%
December 31, 2010	177	$10.62	to	$10.91	$1,908	0.00%	0.50%	to	0.75%	26.99%	to	27.30%

	Templeton Foreign VIP Fund – Class I
December 31, 2014	66	$16.11	to	$16.70	$1,097	2.09%	0.50%	to	0.75%	-11.55%	to	-11.33%
December 31, 2013	60	$18.21	to	$18.84	$1,128	2.52%	0.50%	to	0.75%	22.36%	to	22.66%
December 31, 2012	54	$14.88	to	$15.36	$826	3.36%	0.50%	to	0.75%	17.72%	to	18.01%
December 31, 2011	58	$12.64	to	$13.01	$744	1.98%	0.50%	to	0.75%	-11.11%	to	-10.89%
December 31, 2010	63	$14.22	to	$14.60	$917	2.13%	0.50%	to	0.75%	7.87%	to	8.14%

	Invesco V.I. Mid Cap Growth Fund – Series I (available April 27, 2012)
December 31, 2014	21	$12.98	to	$13.17	$276	0.00%	0.65%	to	0.75%	7.23%	to	7.34%
December 31, 2013	25	$12.11	to	$12.27	$305	0.40%	0.65%	to	0.75%	35.99%	to	36.13%
December 31, 2012	30	$8.90	to	$9.02	$265	0.03%	0.65%	to	0.75%	-2.21%	to	-2.15%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2014	290	$13.94	to	$14.45	$4,161	0.16%	0.50%	to	0.75%	11.69%	to	11.97%
December 31, 2013	278	$12.48	to	$12.91	$3,556	0.51%	0.50%	to	0.75%	31.39%	to	31.72%
December 31, 2012	242	$9.50	to	$9.80	$2,348	0.00%	0.50%	to	0.75%	16.43%	to	16.71%
December 31, 2011	249	$8.16	to	$8.40	$2,063	0.00%	0.50%	to	0.75%	-2.15%	to	-1.91%
December 31, 2010	247	$8.34	to	$8.56	$2,087	0.07%	0.50%	to	0.75%	24.91%	to	25.22%

	Janus Aspen Global Research Portfolio – Institutional Shares
December 31, 2014	106	$10.17	to	$10.55	$1,109	1.11%	0.50%	to	0.75%	6.64%	to	6.91%
December 31, 2013	91	$9.54	to	$9.86	$891	1.27%	0.50%	to	0.75%	27.47%	to	27.79%
December 31, 2012	71	$7.48	to	$7.72	$542	0.92%	0.50%	to	0.75%	19.19%	to	19.48%
December 31, 2011	60	$6.28	to	$6.46	$387	0.59%	0.50%	to	0.75%	-14.38%	to	-14.17%
December 31, 2010	63	$7.33	to	$7.53	$473	0.58%	0.50%	to	0.75%	14.97%	to	15.26%

	MFS® Research Bond Series – Initial Class
December 31, 2014	7	$21.68	to	$21.99	$171	2.67%	0.65%	to	0.75%	5.06%	to	5.16%
December 31, 2013	9	$20.63	to	$20.91	$190	1.09%	0.65%	to	0.75%	-1.77%	to	-1.67%
December 31, 2012	11	$21.00	to	$21.27	$230	2.72%	0.65%	to	0.75%	6.55%	to	6.66%
December 31, 2011	11	$19.71	to	$19.94	$228	2.63%	0.65%	to	0.75%	5.95%	to	6.06%
December 31, 2010	13	$18.61	to	$18.80	$249	3.02%	0.65%	to	0.75%	6.67%	to	6.77%

	MFS® Growth Series – Initial Class
December 31, 2014	80	$13.35	to	$13.84	$1,101	0.54%	0.50%	to	0.75%	10.62%	to	10.90%
December 31, 2013	70	$12.07	to	$12.48	$868	0.66%	0.50%	to	0.75%	29.32%	to	29.64%
December 31, 2012	59	$9.33	to	$9.63	$572	0.46%	0.50%	to	0.65%	16.10%	to	16.39%
December 31, 2011	56	$8.13	to	$8.27	$462	0.57%	0.50%	to	0.65%	-0.07%	to	0.08%
December 31, 2010	42	$8.14	to	$8.27	$347	0.45%	0.50%	to	0.65%	11.75%	to	11.92%

	MFS® Investors Trust Series – Initial Class
December 31, 2014	5	$17.64	to	$18.29	$96	0.87%	0.50%	to	0.75%	10.18%	to	10.45%
December 31, 2013	9	$16.01	to	$16.22	$140	1.15%	0.65%	to	0.75%	31.07%	to	31.20%
December 31, 2012	6	$12.21	to	$12.37	$72	0.90%	0.65%	to	0.75%	18.30%	to	18.41%
December 31, 2011	6	$10.32	to	$10.44	$58	0.94%	0.65%	to	0.75%	-2.91%	to	-2.81%
December 31, 2010	5	$10.63	to	$10.75	$55	1.07%	0.65%	to	0.75%	10.27%	to	10.38%

A24

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Total Return Series – Initial Class
December 31, 2014	25	$19.63	to	$19.92	$503	1.95%	0.65%	to	0.75%	7.69%	to	7.80%
December 31, 2013	23	$18.23	to	$18.48	$419	1.76%	0.65%	to	0.75%	18.16%	to	18.28%
December 31, 2012	24	$15.43	to	$15.62	$373	2.61%	0.65%	to	0.75%	10.43%	to	10.54%
December 31, 2011	28	$13.97	to	$14.13	$395	2.43%	0.65%	to	0.75%	1.01%	to	1.11%
December 31, 2010	31	$13.83	to	$13.98	$432	2.87%	0.65%	to	0.75%	9.11%	to	9.22%

	PIMCO Short-Term Portfolio – Administrative Class
December 31, 2014	33	$11.92	to	$12.21	$403	0.69%	0.50%	to	0.75%	-0.04%	to	0.21%
December 31, 2013	50	$11.92	to	$12.19	$608	0.76%	0.50%	to	0.75%	-0.18%	to	0.07%
December 31, 2012	39	$11.95	to	$12.18	$471	0.89%	0.50%	to	0.75%	2.01%	to	2.27%
December 31, 2011	37	$11.71	to	$11.91	$441	0.94%	0.50%	to	0.75%	-0.24%	to	0.01%
December 31, 2010	32	$11.74	to	$11.91	$384	0.84%	0.50%	to	0.75%	1.35%	to	1.60%

	Delaware VIP Emerging Markets Series
December 31, 2014	145	$18.69	to	$19.16	$2,765	0.62%	0.50%	to	0.75%	-8.74%	to	-8.52%
December 31, 2013	148	$20.48	to	$20.94	$3,089	1.72%	0.50%	to	0.75%	9.32%	to	9.59%
December 31, 2012	152	$18.74	to	$19.11	$2,889	1.03%	0.50%	to	0.75%	13.59%	to	13.87%
December 31, 2011	154	$16.50	to	$16.78	$2,574	1.92%	0.50%	to	0.75%	-20.38%	to	-20.18%
December 31, 2010	174	$20.72	to	$21.02	$3,648	0.76%	0.50%	to	0.75%	17.61%	to	17.90%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**	These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contractholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

A25

Note 7:	Financial Highlights (Continued)

Prudential assesses a daily charge for administrative expenses, based on a percentage of the average assets in each subaccount of the Account, as agreed upon under each Contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risks, which is also based on the average assets in each subaccount of the Account. While a total maximum administrative fee and mortality and expense risk charge of 0.90% could be charged under the Contracts, the total rates currently charged by Prudential for these expenses range between 0.50% to 0.75%, which is assessed through a reduction in unit values.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.

Note 8:	Other

Contractholder net payments—represent Contractholder contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Surrenders, withdrawals and death benefits—are payments to Contractholders and beneficiaries made under the terms of the Contracts and amounts that Contractholders have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that Contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges—are various contract level charges as described in contract charges and expenses section located above.

Receivable from (Payable to) The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing Contractholder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the Contractholder’s account or the related unit value.

A26

Report of Independent Registered Public Accounting Firm

To the Contractholders of

Prudential Discovery Premier Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Prudential Discovery Premier Group Variable Contract Account at December 31, 2014, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 10, 2015

A27

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Financial Statements and

Report of Independent Registered Public Accounting Firm

December 31, 2014 and 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2014 and 2013 (in millions, except share amounts)

	2014	2013
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2014-$152,877; 2013-$150,366)	$164,589	$155,019
Trading account assets supporting insurance liabilities, at fair value	18,345	18,895
Other trading account assets, at fair value	4,795	2,948
Equity securities, available for sale, at fair value (cost: 2014-$4,396; 2013-$4,358)	6,325	6,421
Commercial mortgage and other loans	39,030	35,249
Policy loans	8,857	8,749
Other long-term investments (includes $1,081 and $873 measured at fair value under the fair value option at December 31, 2014 and 2013, respectively)	8,829	7,860
Short-term investments and other	5,574	6,283

Total investments	256,344	241,424
Cash and cash equivalents	3,834	2,760
Accrued investment income	1,991	2,000
Deferred policy acquisition costs	10,202	10,210
Value of business acquired	1,243	1,596
Other assets	8,762	9,319
Due from parent and affiliates	15,206	7,497
Separate account assets	250,229	237,031

TOTAL ASSETS	$547,811	$511,837

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$127,437	$115,717
Policyholders’ account balances	88,795	86,697
Policyholders’ dividends	7,568	5,425
Securities sold under agreements to repurchase	9,407	7,898
Cash collateral for loaned securities	4,236	4,992
Income taxes	4,782	1,975
Short-term debt	2,106	1,613
Long-term debt	9,670	11,570
Other liabilities	7,292	9,045
Due to parent and affiliates	11,255	9,340
Separate account liabilities	250,229	237,031

Total liabilities	522,777	491,303

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at at December 31, 2014 and 2013)	2	2
Additional paid-in capital	19,078	18,968
Accumulated other comprehensive income	2,812	98
Retained earnings	3,094	1,462

Total Prudential Insurance Company of America’s equity	24,986	20,530

Noncontrolling interests	48	4

Total equity	25,034	20,534

TOTAL LIABILITIES AND EQUITY	$547,811	$511,837

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
REVENUES
Premiums	$16,523	$10,806	$42,466
Policy charges and fee income	4,847	4,172	3,168
Net investment income	10,586	10,063	8,891
Asset management and service fees	887	848	751
Other income	787	150	852
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(116)	(1,024)	(1,417)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income	73	856	1,264
Other realized investment gains (losses), net	3,884	(2,394)	230

Total realized investment gains (losses), net	3,841	(2,562)	77

Total revenues	37,471	23,477	56,205

BENEFITS AND EXPENSES
Policyholders’ benefits	20,754	13,626	45,357
Interest credited to policyholders’ account balances	2,908	1,777	2,870
Dividends to policyholders	2,656	1,942	2,052
Amortization of deferred policy acquisition costs	940	(205)	654
General and administrative expenses	5,235	4,784	4,250

Total benefits and expenses	32,493	21,924	55,183

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	4,978	1,553	1,022

Total income tax expense (benefit)	1,342	126	72

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	3,636	1,427	950
Equity in earnings of operating joint ventures, net of taxes	(10)	36	37

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,626	1,463	987
Income (loss) from discontinued operations, net of taxes	7	(3)	(2)

NET INCOME (LOSS)	3,633	1,460	985
Less: Income (loss) attributable to noncontrolling interests	1	1	(1)

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,632	$1,459	$986

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012

NET INCOME (LOSS)	$ 3,633	$ 1,460	$ 985

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(53)	7	6
Net unrealized investment gains (losses)	5,267	(5,638)	1,533
Defined benefit pension and postretirement unrecognized periodic benefit	(987)	846	(685)

Total	4,227	(4,785)	854

Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,514	(1,671)	260

Other comprehensive income (loss), net of taxes	2,713	(3,114)	594

Comprehensive income (loss)	6,346	(1,654)	1,579

Less: Comprehensive income (loss) attributable to noncontrolling interests	0	1	(1)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$ 6,346	$ (1,655)	$ 1,580

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2011	$2	$18,282	$(109)	$2,618	$20,793	$10	$20,803
Dividends to parent			(600)		(600)		(600)
Assets purchased/transferred from affiliates		(35)			(35)		(35)
Long-term stock-based compensation program		22			22		22
Comprehensive income:
Net income (loss)			986		986	(1)	985
Other comprehensive income, net of taxes				594	594		594

Total comprehensive income (loss)					1,580	(1)	1,579

Balance, December 31, 2012	2	18,269	277	3,212	21,760	9	21,769
Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to noncontrolling interests						(6)	(6)
Assets purchased/transferred from affiliates		(25)			(25)		(25)
Long-term stock-based compensation program		12			12		12
Comprehensive income:
Net income (loss)			1,459		1,459	1	1,460
Other comprehensive income, net of taxes			(3,114)		(3,114)		(3,114)

Total comprehensive income (loss)					(1,655)	1	(1,654)

Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534
Capital contributions from parent		100			100		100
Dividends to parent			(2,000)		(2,000)		(2,000)
Contribution from noncontrolling interests						45	45
Distributions to noncontrolling interests						(1)	(1)
Long-term stock-based compensation program		10			10		10
Comprehensive income:
Net income (loss)			3,632		3,632	1	3,633
Other comprehensive income, net of tax				2,714	2,714	(1)	2,713

Total comprehensive income (loss)					6,346	0	6,346

Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,633	$1,460	$985
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(3,841)	2,562	(77)
Policy charges and fee income	(1,765)	(1,335)	(1,001)
Interest credited to policyholders’ account balances	2,908	1,777	2,871
Depreciation and amortization	443	19	(205)
(Gains) losses on trading account assets supporting insurance liabilities, net	(155)	718	(408)
Change in:
Deferred policy acquisition costs	(329)	(1,797)	(1,229)
Future policy benefits and other insurance liabilities	4,496	(740)	2,321
Other trading account assets	(1,625)	1,251	1,404
Income taxes	283	(1,150)	824
Other, net	4,456	(744)	(2,643)

Cash flows from operating activities	8,504	2,021	2,842

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	41,502	49,172	27,664
Trading account assets supporting insurance liabilities and other trading account assets	9,020	16,109	12,969
Equity securities, available for sale	4,326	3,431	3,345
Commercial mortgage and other loans	4,432	5,055	4,075
Policy loans	944	1,054	994
Other long-term investments	223	1,141	371
Short-term investments	58,289	45,050	17,476
Payments for the purchase/origination of:
Fixed maturities, available for sale	(41,988)	(49,095)	(27,872)
Trading account assets supporting insurance liabilities and other trading account assets	(8,706)	(17,039)	(13,206)
Equity securities, available for sale	(3,757)	(3,354)	(3,055)
Commercial mortgage and other loans	(8,208)	(8,883)	(6,018)
Policy loans	(663)	(642)	(783)
Other long-term investments	(1,849)	(1,968)	(1,308)
Short-term investments	(57,510)	(47,458)	(18,432)
Due to/from parent and affiliates	(1,071)	(649)	(1,210)
Acquisition of business, net of cash acquired	(23)	(488)	0
Other, net	492	(248)	83

Cash flows used in investing activities	(4,547)	(8,812)	(4,907)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	16,136	17,865	15,780
Policyholders’ account withdrawals	(14,780)	(15,883)	(16,768)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	752	3,308	704
Net change in financing arrangements (maturities 90 days or less)	73	30	(363)
Proceeds from the issuance of debt (maturities longer than 90 days)	1,768	1,242	2,803
Repayments of debt (maturities longer than 90 days)	(5,036)	(779)	(585)
Excess tax benefits from share-based payment arrangements	10	13	22
Capital contributions from parent	0	712	0
Dividends to parent	(2,000)	(232)	(600)
Other, net	215	(206)	138

Cash flows from financing activities	(2,862)	6,070	1,131

Effect of foreign exchange rate changes on cash balances	(21)	(6)	(7)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,074	(727)	(941)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,760	3,487	4,428

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,834	$2,760	$3,487

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)(1)	$82	$543	$(211)
Interest paid	$316	$218	$505

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholders’ account balances	$0	$0	$445
Pension Risk Transfer transactions
Assets Received, excluding cash and cash equivalents	$1,435	$0	$33,423
Liabilities assumed	4,653	0	33,423

Net cash received	$3,218	$0	$0
Assets received from affiliates as repayment of affiliated loans	$0	$433	$0
Non-cash dividend to parent	$0	$42	$0
Non-cash capital contribution from parent	$100	$0	$0
Acquisition of Gibraltar BSN Life Berhad (See Note 3):

See Notes to Consolidated Financial Statements

Assets acquired, excluding cash and cash equivalents acquired	$656	$0	$0
Liabilities assumed	586	0	0
Noncontrolling interest assumed	47	0	0

Net cash paid on acquisition	$23	$0	$0
Acquisition of The Hartford’s individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$0	$11,056	$0
Liabilities assumed	0	10,568	0

Net cash paid on acquisition	$0	$488	$0

(1)	2013 amount has been revised to correctly reflect amount as a payment rather than a receipt.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly-owned subsidiary of Prudential Holdings, which became a direct, wholly-owned subsidiary of Prudential Financial.

From demutualization through December 31, 2014, the Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business, which has included the Closed Block (see Note 12), is managed separately from the Financial Services Businesses. The Closed Block Business was established on the date of demutualization and includes the Company’s in force participating insurance and annuity products and assets that are used for the payment of benefits and policyholders’ dividends on these products, as well as other assets and equity that support these products and related liabilities. In connection with the demutualization, the Company ceased offering these participating products. The Financial Services Businesses consists primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services.

From demutualization through December 31, 2014, Prudential Financial has had two classes of common stock: the Common Stock, which is publicly traded (NYSE:PRU) and which has reflected the performance of the Financial Services Businesses of Prudential Financial, and the Class B Stock, which was issued through a private placement, did not trade on any stock exchange, and which has reflected the performance of the Closed Block Business.

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased and cancelled the 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”). The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute. In addition, on December 18, 2014, PHLLC redeemed all of the then outstanding IHC Debt, for an aggregate redemption price of $2.1 billion.

As a result of the Class B Repurchase, for reporting periods commencing after December 31, 2014, the Company will no longer organize its principal operations into the Financial Services Businesses and the Closed Block Business. See Note 23 for additional information.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2015, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012. The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANTACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements (“DSI”), future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income” and interest and dividend income from these investments is reported in “Net investment income.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

“Equity securities, available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised. DAC related to interest-sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset related to the January 2013 acquisition of the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”), as well as related to acquired deferred annuity, defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity and non-traditional life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and estimated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA and Note 3 for additional information regarding the acquisition of The Hartford’s individual life insurance business.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, which include the Company’s previously held indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, unaffiliated reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, unaffiliated reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables included in “Other Assets” and/or “Other Liabilities” are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement businesses and The Hartford’s individual life business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due to/from Parent and Affiliates

Due to/from parent and affiliates consist primarily of affiliated accrued receivables and payables, affiliated reinsurance recoverables and payables, affiliated notes receivable and affiliated derivative activity.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. The policyholder dividend obligation also includes amounts relating to net unrealized gains on securities classified as available-for-sale. For additional information on the policyholder dividend obligation, see Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than interest-sensitive and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Asset Management and Service Fees

“Asset management and service fees” principally include asset management fees and securities commission revenues, which are recognized in the period in which the services are performed.

Other Income

“Other income” includes asset management fees and securities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. This guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012, and was applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

Future Adoption of New Accounting Pronouncements

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If elected, the guidance will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of UniAsia Life Assurance

On January 2, 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of $158 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets. Subsequent to the acquisition, the Company renamed the acquired company Gibraltar BSN Life Berhad.

The assets acquired and the liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets acquired were $744 million, including $88 million of cash and cash equivalents and $19 million of goodwill, none of which is deductible for local tax purposes, and the total liabilities assumed were $586 million.

Prudential Insurance intends to make a Section 338(g) election under the Internal Revenue Code with respect to this acquisition, resulting in the acquired entity being treated for U.S. tax purposes as a newly-incorporated company. Under such election, the U.S. tax basis of the assets acquired and liabilities assumed of UniAsia Life Assurance Berhad was adjusted as of January 2, 2014, to reflect the consequences of the Section 338(g) election.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford Financial Services Group’s (“The Hartford”) individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provided complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. Total assets assumed were $11.2 billion, including $1.4 billion of value of business acquired and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

Discontinued Operations

Income (loss) from discontinued operations, including charges upon disposition, for the years ended December 31, are as follows:

	2014	2013	2012
	(in millions)
Real estate investments sold or held for sale(1)	$10	$(7)	$(3)
Global commodities business	-	2	-

Income (loss) from discontinued operations before income taxes	10	(5)	(3)
Income tax (benefit) expense	4	(2)	(1)

Income (loss) from discontinued operations, net of taxes	$6	$(3)	$(2)

(1)	Reflects the income or loss from discontinued real estate investments.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $5 million and $1 million at December 31, 2014 and December 31, 2013.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,584	$2,186	$2	$12,768	$0
Obligations of U.S. states and their political subdivisions	5,307	579	3	5,883	0
Foreign government bonds	2,009	310	14	2,305	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	107,943	9,008	1,032	115,919	(6)
Asset-backed securities(1)	10,252	260	132	10,380	(582)
Commercial mortgage-backed securities	12,803	358	38	13,123	(2)
Residential mortgage-backed securities(2)	3,979	235	3	4,211	(5)

Total fixed maturities, available-for-sale	$152,877	$12,936	$1,224	$164,589	$(596)

Equity securities, available-for-sale	$4,396	$1,981	$52	$6,325

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $847 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,537	$847	$56	$9,328	$0
Obligations of U.S. states and their political subdivisions	3,131	150	136	3,145	0
Foreign government bonds	1,496	230	54	1,672	1
Corporate securities	109,827	6,619	3,136	113,310	(4)
Asset-backed securities(1)	9,981	170	301	9,850	(730)
Commercial mortgage-backed securities	12,864	305	157	13,012	0
Residential mortgage-backed securities(2)	4,530	204	32	4,702	(7)

Total fixed maturities, available-for-sale	$150,366	$8,525	$3,872	$155,019	$(740)

Equity securities, available-for-sale	$4,358	$2,078	$15	$6,421

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $786 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,183	$5,239
Due after one year through five years	27,275	28,637
Due after five years through ten years	31,724	33,477
Due after ten years	61,661	69,522
Asset-backed securities	10,252	10,380
Commercial mortgage-backed securities	12,803	13,123
Residential mortgage-backed securities	3,979	4,211

Total	$152,877	$164,589

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2014	2013	2012
	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$27,409	$32,563	$11,596
Proceeds from maturities/repayments	13,962	16,672	15,560
Gross investment gains from sales, prepayments, and maturities	969	563	419
Gross investment losses from sales and maturities	(335)	(1,282)	(118)

Equity securities, available-for-sale
Proceeds from sales	$4,326	$3,431	$3,342
Gross investment gains from sales	584	403	311
Gross investment losses from sales	(110)	(76)	(205)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(43)	$(168)	$(153)
Writedowns for impairments on equity securities	(25)	(10)	(32)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2014	2013
	(in millions)
Balance, beginning of period	$903	$972
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(191)	(178)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(6)	(4)
Credit loss impairment recognized in the current period on securities not previously impaired	16	6
Additional credit loss impairments recognized in the current period on securities previously impaired	6	69
Increases due to the passage of time on previously recorded credit losses	42	51
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(14)	(13)

Balance, end of period	$756	$903

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$196	$196	$697	$697
Fixed maturities:
Corporate securities	11,792	12,306	11,955	12,461
Commercial mortgage-backed securities	2,506	2,546	2,417	2,441
Residential mortgage-backed securities(1)	1,639	1,676	1,857	1,830
Asset-backed securities(2)	1,180	1,198	1,096	1,107
Foreign government bonds	165	169	117	117
U.S. government authorities and agencies and obligations of U.S. states	198	244	213	233

Total fixed maturities	17,480	18,139	17,655	18,189
Equity securities	12	10	12	9

Total trading account assets supporting insurance liabilities	$17,688	$18,345	$18,364	$18,895

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $126 million, $(677) million and $417 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed maturities	$1,051	$1,071	$584	$638
Equity securities	208	241	210	244

Subtotal	$1,259	1,312	$794	882

Derivative instruments		3,483		2,066

Total other trading account assets		$4,795		$2,948

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(35) million, $47 million and $34 million during the years ended December 31, 2014, 2013 and 2012, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office	$8,471	22.0%	$7,028	20.2%
Retail	7,567	19.6	7,948	22.8
Apartments/Multi-Family	8,229	21.4	6,093	17.5
Industrial	6,532	16.9	6,545	18.8
Hospitality	2,062	5.4	1,924	5.5
Other	3,268	8.5	3,158	9.1

Total commercial mortgage loans	36,129	93.8	32,696	93.9

Agricultural property loans	2,392	6.2	2,130	6.1

Total commercial mortgage and agricultural loans by property type	38,521	100.0%	34,826	100.0%

Valuation allowance	(92)		(178)

Total net commercial mortgage and agricultural loans by property type	38,429		34,648

Other loans
Uncollateralized loans	297		297
Residential property loans	4		4
Other collateralized loans	300		300

Total other loans	601		601
Valuation allowance	0		0

Total net other loans	601		601

Total commercial mortgage and other loans	$39,030		$35,249

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada, and Asia with the largest concentrations in California (26%), New York (9%) and Texas (9%) at December 31, 2014.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated is as follows:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2013	$191	$13	$0	$0	$0	$204
Addition to / (release of) allowance of losses	10	(6)	0	0	0	4
Charge-offs, net of recoveries	(30)	0	0	0	0	(30)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2013	$171	$7	$0	$0	$0	$178

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2014	$171	$7	$0	$0	$0	$178
Addition to / (release of) allowance of losses	(74)	(5)	0	0	0	(79)
Charge-offs, net of recoveries	(7)	0	0	0	0	(7)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2014	$90	$2	$0	$0	$0	$92

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2014
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	85	2	0	0	0	87
Loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$90	$2	$0	$0	$0	$92

Recorded Investment:(1)
Gross of reserves: individually evaluated for impairment	$155	$4	$0	$0	$0	$159
Gross of reserves: collectively evaluated for impairment	35,974	2,388	4	300	297	38,963
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$36,129	$2,392	$4	$300	$297	$39,122

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	December 31, 2013
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$13	$0	$0	$0	$0	$13
Collectively evaluated for impairment	158	7	0	0	0	165
Loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$171	$7	$0	$0	$0	$178

Recorded Investment:(1)
Gross of reserves: individually evaluated for impairment	$214	$5	$0	$0	$0	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Gross of reserves: collectively evaluated for impairment	32,482	2,125	4	300	297	35,208
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$32,696	$2,130	$4	$300	$297	$35,427

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended:

	December 31, 2014
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:

Commercial mortgage loans	$0	$0	$0	$6	$0
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$4	$4	$0	$10	$0

With an allowance recorded:
Commercial mortgage loans	$73	$73	$5	$77	$5
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$73	$73	$5	$77	$5

Total:
Commercial mortgage loans	$73	$73	$5	$83	$5
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$77	$77	$5	$87	$5

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$18	$18	$0	$22	$0
Agricultural property loans	5	5	0	2	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$23	$23	$0	$24	$0

With an allowance recorded:
Commercial mortgage loans	$41	$42	$13	$80	$1
Agricultural property loans	0	0	0	5	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$41	$42	$13	$85	$1

Total:
Commercial mortgage loans	$59	$60	$13	$102	$1
Agricultural property loans	5	5	0	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$64	$65	$13	$109	$1

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

The following tables set forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio–December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$19,835	$595	$196	$20,626
60%-69.99%	10,571	367	199	11,137
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial mortgage loans	$33,852	$1,684	$593	$36,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$2,099	$141	$2	$2,242
60%-69.99%	150	0	0	150
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$2,249	$141	$2	$2,392

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$21,934	$736	$198	$22,868
60%-69.99%	10,721	367	199	11,287
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial and agricultural mortgage loans	$36,101	$1,825	$595	$38,521

The following tables set forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$17,322	$549	$176	$18,047
60%-69.99%	9,756	316	88	10,160
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial mortgage loans	$30,544	$1,428	$724	$32,696

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$1,973	$136	$0	$2,109
60%-69.99%	21	0	0	21
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$1,994	$136	$0	$2,130

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio—December 31, 2013

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in millions)
0%-59.99%	$19,295	$685	$176	$20,156
60%-69.99%	9,777	316	88	10,181
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial and agricultural mortgage loans	$32,538	$1,564	$724	$34,826

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

	December 31, 2014
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$36,068	$61	$0	$0	$0	$61	$36,129	$99
Agricultural property loans	2,390	0	1	0	1	2	2,392	1
Residential property loans	0	3	0	0	1	4	4	0
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0

Total	$39,055	$64	$1	$0	$2	$67	$39,122	$100

	December 31, 2013
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$32,662	$15	$0	$0	$19	$34	$32,696	$132
Agricultural property loans	2,129	0	0	0	1	1	2,130	1
Residential property loans	1	3	0	0	0	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0

Total	$35,389	$18	$0	$0	$20	$38	$35,427	$134

For the years ended December 31, 2014 and 2013, there were $0 million and $711 million of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $25 million of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and December 31, 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring.

For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For the year ended December 31, 2013 there was an adjusted pre-modification outstanding recorded investment of $81 million and post-modification outstanding recorded investment of $81 million related to commercial mortgage loans. There were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2014	2013
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$633	$610
Non-real estate-related	6,340	5,852

Total joint ventures and limited partnerships	6,973	6,462
Real estate held through direct ownership	966	563
Other	890	835

Total other long-term investments	$8,829	$7,860

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2014	2013
	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$43,757	$44,599

Total liabilities(2)	$11,678	$8,834
Partners’ capital	32,079	35,765

Total liabilities and partners’ capital	$43,757	$44,599

Total liabilities and partners’ capital included above	$3,895	$2,932
Equity in limited partnership interests not included above	290	535

Carrying value	$4,185	$3,467

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)	Liabilities consist primarily of third party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2014	2013	2012
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,055	$3,619	$3,839
Total expenses(2)	(1,647)	(935)	(944)

Net earnings(losses)	$3,408	$2,684	$2,895

Equity in net earnings (losses) included above	$461	$210	$172

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity in net earnings (losses) of limited partnership interests not included above	52	49	39

Total equity in net earnings(losses)	$513	$259	$211

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.
(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2014	2013	2012
	(in millions)
Fixed maturities, available-for-sale	$6,805	$6,790	$5,932
Fixed maturities, held-to-maturity(1)	125	45	27
Equity securities, available-for-sale	222	214	225
Trading account assets	764	770	769
Commercial mortgage and other loans	1,869	1,754	1,770
Policy loans	491	475	453
Short-term investments and cash equivalents	22	24	21
Other long-term investments	879	517	153

Gross investment income	11,177	10,589	9,350
Less: investment expenses	(591)	(526)	(459)

Net investment income	$10,586	$10,063	$8,891

(1)

Related to Prudential Universal Reinsurance Company’s credit-linked notes, which are reported on the same financial statement line item as the surplus notes as conditions are met for right-of-offset. See Note 14 for additional information.

Carrying value for non-income producing assets included $501 million in fixed maturities, $8 million in trading account assets supporting insurance liabilities, $5 million in other long-term investments and $13 million in commercial mortgage and other loans as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2014.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2014	2013	2012
	(in millions)
Fixed maturities	$590	$(887)	$148
Equity securities	449	317	73
Commercial mortgage and other loans	106	(15)	14
Investment real estate	0	0	2
Joint ventures and limited partnerships	(18)	(22)	4
Derivatives(1)	2,722	(1,962)	(165)
Other	(8)	7	1

Realized investment gains (losses), net	$3,841	$(2,562)	$77

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2014	2013	2012
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$253	$46	$(244)
Fixed maturity securities, available-for-sale - all other	11,459	4,606	13,801
Equity securities, available-for-sale	1,929	2,063	1,311
Derivatives designated as cash flow hedges(1)	208	(378)	(168)
Other investments(2)	59	59	172

Net unrealized gains (losses) on investments	$13,908	$6,396	$14,872

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2014
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,192	$2	$0	$0	$1,192	$2
Obligations of U.S. states and their political subdivisions	105	1	82	2	187	3
Foreign government bonds	160	3	200	11	360	14
Corporate securities	10,863	393	12,946	639	23,809	1,032
Commercial mortgage-backed securities	1,283	6	1,720	32	3,003	38
Asset-backed securities	3,363	16	3,175	116	6,538	132
Residential mortgage-backed securities	35	0	158	3	193	3

Total	$17,001	$421	$18,281	$803	$35,282	$1,224

Equity securities, available-for-sale	$809	$51	$9	$1	$818	$52

	2013
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,285	$56	$1	$0	$2,286	$56
Obligations of U.S. states and their political subdivisions	1,181	129	37	7	1,218	136
Foreign government bonds	210	14	209	40	419	54

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	27,266	1,512	11,943	1,624	39,209	3,136
Commercial mortgage-backed securities	4,179	123	596	34	4,775	157
Asset-backed securities	2,885	40	2,451	261	5,336	301
Residential mortgage-backed securities	1,397	29	172	3	1,569	32

Total	$39,403	$1,903	$15,409	$1,969	$54,812	$3,872

Equity securities, available-for-sale	$316	$15	$1	$0	$317	$15

The gross unrealized losses at December 31, 2014 and 2013, are composed of $1,031 million and $3,682 million related to high or highest quality securities based on the National Association of Insurance Commissioners’ (“NAIC”) or equivalent rating and $191 million and $190 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $803 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, and basic industry sectors of the Company’s corporate securities. At December 31, 2013, the $1,969 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the consumer non-cyclical, utility, and capital goods sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at either December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2014, $11 million of the equity securities gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2013, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at either December 31, 2014 or 2013.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2014	2013
	(in millions)
Fixed maturities	$15,112	$14,431
Trading account assets supporting insurance liabilities	391	606
Other trading account assets	231	104
Separate account assets	2,861	3,488
Equity securities	512	174

Total securities pledged	$19,107	$18,803

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $16,858 million. Of this amount, $9,407 million was “Securities sold under agreements to repurchase,” $2,935 million was “Separate account liabilities,” $4,236 million was “Cash collateral for loaned securities,” and $280 million was “Long-term debt”. As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $16,774 million. Of this amount, $7,898 million was “Securities sold under agreements to repurchase,” $3,603 million was “Separate account liabilities,” $4,992 million was “Cash collateral for loaned securities,” and $281 million was “Long-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $6,486 million and $193 million at December 31, 2014 and 2013, respectively, all of which, for both periods, had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets of $109 million and $178 million at December 31, 2014 and 2013, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $606 million and $594 million at December 31, 2014 and 2013, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $163 million and $179 million at December 31, 2014 and 2013, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $93 million and $138 million at December 31, 2014 and 2013, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first (“the Investment Company Model”) relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2014	2013
	(in millions)
Trading account assets supporting insurance liabilities	$11	$11
Commercial mortgage and other loans	300	300
Other long-term investments	19	21
Cash and cash equivalents	0	(3)

Total assets of consolidated VIEs	$330	$329

Other liabilities	$1	$1

Total liabilities of consolidated VIEs	$1	$1

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,705 million and $2,381 million at December 31, 2014 and 2013, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company utilizes the Investment Company Model to assess consolidation. Accordingly, the Company has determined that it is not the primary beneficiary of these entities because it does not stand to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For all other investment structures, the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $46 million and $395 million at December 31, 2014 and 2013, respectively. These investments are reflected in “Fixed maturities, available for sale” and “Other long-term investments.” The fair value of assets held within these unconsolidated VIEs was $1,476 million and $3,198 million as of December 31, 2014 and 2013, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $6,968 million and $6,457 million as of December 31, 2014 and 2013, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2014	2013	2012
	(in millions)
Balance, beginning of year	$10,210	$7,982	$6,850
Capitalization of commissions, sales and issue expenses	1,270	1,593	1,883
Amortization	(940)	205	(654)
Change in unrealized investment gains and losses	(338)	430	(97)

Balance, end of year	$10,202	$10,210	$7,982

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold portions of its holdings in 2012 and sold its remaining investment in China Pacific Group in January 2013, resulting in pre-tax gains of $66 million and $60 million for the years ended December 31, 2013 and 2012, respectively. The Company recognized combined after-tax equity earnings from this operating joint venture of $43 million and $42 million for the years ended December 31, 2013 and 2012, respectively. Dividends received from this investment were $0 and $2 million for the years ended December 31, 2013 and 2012, respectively.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2014(1)	2013	2012
	(in millions)
Balance, beginning of year	$1,596	$227	$250
Acquisitions	7	1,370	0
Amortization	(334)	(94)	(38)
Change in unrealized investment gains and losses	(94)	24	0
Interest(2)	68	69	15

Balance, end of year	$1,243	$1,596	$227

(1)

The VOBA balances at December 31, 2014 were $201 million, $1,036 million and $6 million related to the insurance transactions associated with the CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The weighted average remaining expected lives were approximately 12, 9, and 10 years for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively.

(2)

The interest accrual rates vary by product. The interest rates for 2014 were 6.40%, 3.00% to 6.17%, and 4.07% to 5.51% for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and The Hartford, respectively and 6.40% related to CIGNA in 2012.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2015	2016	2017	2018	2019
	(in millions)
Estimated Future VOBA Amortization	$122	$115	$102	$94	$92

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at December 31, 2011:
Gross Goodwill	$737
Accumulated Impairment Losses	(737)

Net Goodwill Balance at December 31, 2011	0

2012 Activity	0

Net Goodwill Balance at December 31, 2012	0

2013 Activity	0

Net Goodwill Balance at December 31, 2013	0

2014 Activity:
Acquisitions	18

Balance at December 31, 2014:
Gross Goodwill	755
Accumulated Impairment Losses	(737)

Net Goodwill Balance at December 31, 2014	$18

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. As of December 31, 2014, the Company had a goodwill balance of $18 million due to the acquisition of Gibraltar BSN Life Berhad.

The Company performed goodwill impairment testing for its Financial Services Businesses reporting unit at December 31, 2014 and no impairments were recorded.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2014			2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(96)	$78	$175	$(87)	$88
Other	32	(26)	6	32	(24)	8

Total	$206	$(122)	$84	$207	$(111)	$96

Amortization expense for other intangibles was $11 million, $12 million and $41 million for the years ending December 31, 2014, 2013 and 2012, respectively. Amortization expense for other intangibles is expected to be approximately $10 million in 2015, $6 million in 2016, and $5 million in both 2017 and 2018, and $4 million for 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2014	2013
	(in millions)
Life insurance	$62,826	$59,474
Individual and group annuities and supplementary contracts	52,746	48,772
Other contract liabilities	8,948	4,657

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	124,520	112,903
Unpaid claims and claim adjustment expenses	2,917	2,814

Total future policy benefits	$127,437	$115,717

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 8% and 9% of direct individual life insurance in force at December 31, 2014 and 2013, respectively, and 65%, 67% and 69% of direct individual life insurance premiums for 2014, 2013 and 2012, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.4% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.4% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in Other Contract Liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2014	2013
	(in millions)
Individual annuities	$10,116	$9,503
Group annuities	25,210	24,757
Guaranteed investment contracts and guaranteed interest accounts	13,177	13,335
Funding agreements	4,691	4,370
Interest-sensitive life contracts	19,141	18,617
Dividend accumulation and other	16,460	16,115

Total policyholders’ account balances	$88,795	$86,697

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2014 and 2013 are $2,705 million and $2,380 million, respectively, related to the Company’s FANIP. Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.4% to 2.2% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2014 and 2013 is the medium-term note liability, which is carried at amortized cost, of $2,705 million and $2,381 million, respectively. For additional details on the FANIP, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”) of $1,947 million, as of both December 31, 2014 and 2013. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.5% to 2.2% and original maturities ranging from one to seven years. For additional details on the FHLBNY program, see Note 14. Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract minus any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, annuitizations, contract lapses, contractholder mortality and utilization assumptions.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2014		December 31, 2013
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
Variable Annuity Contracts	(in millions)

Return of net deposits
Account value	$79,182	$20	$71,616	$22
Net amount at risk	$49	$0	$58	$0
Average attained age of contractholders	63 years	71 years	62 years	70 years

Minimum return or contract value
Account value	$26,411	$93,445	$27,794	$85,292
Net amount at risk	$1,940	$1,553	$1,900	$1,375
Average attained age of contractholders	67 years	62 years	67 years	62 years
Average period remaining until earliest expected annuitization	N/A	0.11 years	N/A	0.19 years

(1)	Includes income and withdrawal benefits as described herein.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31,
	2014	2013
	In the Event of Death
	(in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$6,774	$6,638
General account value	$9,919	$8,965
Net amount at risk	$178,887	$171,572
Average attained age of contractholders	57 years	56 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2014	2013
	(in millions)
Equity funds	$66,281	$61,207
Bond funds	32,314	31,310
Money market funds	5,552	4,097

Total	$104,147	$96,614

In addition to the amounts invested in separate account investment options above, $3,162 million at December 31, 2014 and $2,797 million at December 31, 2013 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2014, 2013, and 2012, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these GMABs, GMWBs and GMIWBs to an affiliate who maintains a portfolio of derivative instruments that serve as a partial hedge of the risks associated with these products.

	GMDB		GMIB	GMAB/GMWB/ GMIWB

	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2011	$225	$138	$102	$1,091
Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	0

Balance at December 31, 2012	305	263	183	1,552

Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)	1,341	5	0	0

Balance at December 31, 2013	1,744	259	47	(326)

Incurred guarantee benefits(1)	786	164	60	5,403

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Paid guarantee benefits	(18)	(42)	(14)	0
Other	284	4	0	0

Balance at December 31, 2014	$2,796	$385	$93	$5,077

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	GMDB primarily includes amounts acquired from The Hartford on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $15 million and $10 million as of December 31, 2014 and 2013, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2011	$555
Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4

Balance at December 31, 2012	800

Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8

Balance at December 31, 2013	1,004

Capitalization	9
Amortization	(163)
Change in unrealized gain/(loss) on investments	(2)

Balance at December 31, 2014	$848

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. From demutualization through December 31, 2014, the Closed Block has formed the principal component of the Closed Block Business. After the Class B Repurchase and redemption of the IHC Debt, the insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. Prudential Insurance remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends. Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders. See Note 1 and Note 23 for additional information.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2014 and 2013, the Company recognized a policyholder dividend obligation of $1,558 million and $887 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $5,053 million and $3,624 million at December 31, 2014 and 2013, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI.

On December 11, 2012, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales for 2013. On December 5, 2013 and December 5, 2014, Prudential Insurance’s Board of Directors acted to increase the 2014 and 2015 dividends payable on Closed Block policies, respectively. These actions resulted in an approximately $33 million and $60 million increase in the liability for policyholders dividends recognized for the year ended December 31, 2013 and 2014, respectively.

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2014	2013
	(in millions)
Closed Block liabilities
Future policy benefits	$49,863	$50,258
Policyholders’ dividends payable	931	907
Policyholders’ dividend obligation	6,612	4,511
Policyholders’ account balances	5,310	5,359
Other Closed Block liabilities	5,084	4,281

Total Closed Block liabilities	67,800	65,316

Closed Block assets
Fixed maturities, available-for-sale, at fair value	40,629	39,169
Other trading account assets, at fair value	302	291
Equity securities, available-for-sale, at fair value	3,522	3,884
Commercial mortgage and other loans	9,472	8,762
Policy loans	4,914	5,013
Other long-term investments	2,765	2,085
Short-term investments	1,225	1,790

Total investments	62,829	60,994
Cash and cash equivalents	1,201	544
Accrued investment income	527	542
Other Closed Block assets	332	296

Total Closed Block assets	64,889	62,376

Excess of reported Closed Block liabilities over Closed Block assets	2,911	2,940
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	5,040	3,615
Allocated to policyholder dividend obligation	(5,053)	(3,624)

Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,898	$2,931

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2014	2013
	(in millions)
Balance, January 1	$4,511	$6,363
Impact from earnings allocable to policyholder dividend obligation	672	2
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,429	(1,854)

Balance, December 31	$6,612	$4,511

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2014	2013	2012
	(in millions)
Revenues
Premiums	$2,704	$2,728	$2,817
Net investment income	2,809	2,796	2,919
Realized investment gains (losses), net	1,164	230	243
Other income	34	57	31

Total Closed Block revenues	6,711	5,811	6,010

Benefits and Expenses
Policyholders’ benefits	3,326	3,334	3,445
Interest credited to policyholders’ account balances	136	136	137
Dividends to policyholders	2,635	1,910	2,021
General and administrative expenses	444	467	492

Total Closed Block benefits and expenses	6,541	5,847	6,095

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	170	(36)	(85)
Income tax expense (benefit)	139	(57)	(103)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	31	21	18
Income (loss) from discontinued operations, net of taxes	1	0	(2)

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$32	$21	$16

13. REINSURANCE

The Company participates in reinsurance primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries. In 2014, the Company entered into a significant reinsurance transaction with a new United Kingdom counterparty. The account value associated with this transaction was $27 billion.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the mortality risk. However, effective in August 2014, for new term business the Company reduced the amount of mortality risk reinsured, particularly on policies with smaller face amounts. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. In addition, through December 31, 2014, the Company had in place reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 17% reinsured by affiliates, through various modified coinsurance arrangements reported under the deposit method of accounting. During 2014, the Company also had reinsurance covering 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Effective January 1, 2015, these reinsurance arrangements were recaptured and the Company entered into a new reinsurance arrangement related to the Closed Block. See Note 23 for additional information.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2014	2013	2012
	(in millions)
Direct premiums	$15,275	$10,331	$41,961
Reinsurance assumed	2,789	1,955	1,918
Reinsurance ceded	(1,541)	(1,480)	(1,413)

Premiums	$16,523	$10,806	$42,466

Direct policy charges and fees	$3,692	$3,400	$3,167
Reinsurance assumed	1,425	919	106
Reinsurance ceded	(270)	(147)	(105)

Policy charges and fees	$4,847	$4,172	$3,168

Direct policyholder benefits	$18,455	$12,884	$44,922
Reinsurance assumed	4,214	2,231	1,796
Reinsurance ceded	(1,915)	(1,489)	(1,361)

Policyholders’ benefits	$20,754	$13,626	$45,357

Reinsurance recoverables at December 31, are as follows:

	2014	2013
	(in millions)
Individual and group annuities(1)	$4,664	$254
Life insurance(2)	4,092	3,642
Other reinsurance	156	143

Total reinsurance recoverable	$8,912	$4,039

(1)

Primarily represents reinsurance recoverables at December 31, 2014 of $4,523 million related to the arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and $105 million related to the acquisition of the retirement business of CIGNA. Reinsurance recoverables at December 31, 2013 primarily represent $248 million related to the acquisition of the retirement business of CIGNA. The Company recorded no reinsurance payables at December 31, 2014, and reinsurance payables of $388 million at December 31, 2013 related to the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. The Company recorded reinsurance payables of $105 million and $248 million at December 31, 2014 and 2013, respectively, related to the acquisition of the retirement business of CIGNA.

(2)

Includes $2,130 million of reinsurance recoverables established at December 31, 2014 under the reinsurance arrangements associated with the acquisition of the individual life business of The Hartford. The Company has also recorded reinsurance payables related to the individual life business of The Hartford acquisition of $1,300 million at December 31, 2014.

“Premiums” includes affiliated reinsurance assumed of $1,665 million, $1,695 million and $1,705 million and affiliated reinsurance ceded of ($118) million, ($131) million and ($87) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,485 million, $1,431 million and $1,371 million and affiliated reinsurance ceded of ($54) million, ($39) million and ($40) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“General and administrative expenses” include affiliated assumed expenses of $35 million, $30 million and $31 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Amortization of deferred policy acquisition costs” include affiliated assumed expenses of $166 million, $167 million and $130 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $5,860 million and $1,328 million at December 31, 2014 and 2013, respectively reflected in the table above. Excluding the reinsurance recoverable associated with the acquisition of the individual life business of The Hartford, the retirement business of CIGNA, and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2014. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Due to parent and affiliates” includes reinsurance payables of $8,164 million and $7,004 million at December 31, 2014 and 2013, respectively.

“Due from parent and affiliates” also includes $4,555 million and “Due to parent and affiliates” also includes $423 million at December 31, 2014 and 2013, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $4,234 million, a loss of $2,346 million and a loss of $56 million for the years ended December 31, 2014, 2013, and 2012, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,497 million and $1,450 million at December 31, 2014 and 2013, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2014	2013
	(in millions)
Commercial paper	$386	$460
Other notes payable(1)	0	28
Current portion of long-term debt(2)(3)	1,720	1,125

Total short-term debt	$2,106	$1,613

Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$174	$364
Daily average commercial paper outstanding	$1,107	$1,040
Weighted average maturity of outstanding commercial paper, in days	16	13
Weighted average interest rate on outstanding short-term debt(4)	0.09%	0.15%

(1)	Includes notes due to related parties of $28 million at December 31, 2013. Related party notes at December 31, 2013, were denominated in foreign currency.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at December 31, 2014. There were no collateralized borrowings at December 31, 2013.
(3)

Includes notes due to related parties of $585 million and $1,021 million at December 31, 2014 and 2013, respectively. The related party notes payable has interest rates varying from 0.50% to 14.85% in 2014. The related party notes included $81 million and $5 million of notes denominated in foreign currency at December 31, 2014 and 2013, respectively.

(4)	Excludes the current portion of long-term debt.

At December 31, 2014 and 2013, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $386 million was outstanding as of December 31, 2014. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings from FHLBNY require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $151 million and $168 million as of December 31, 2014 and 2013, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2013, the 5% limitation equates to a maximum amount of pledged assets of $8.6 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $7.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2014, Prudential Insurance had pledged assets with a fair value of $2.8 billion supporting aggregate outstanding collateralized advances and funding agreements of $2.2 billion. As of December 31, 2014, an outstanding advance of $280 million is in “Short-term debt” and matures in December 2015, and outstanding funding agreements, totaling $1,947 million are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $4.1 billion as of December 31, 2014.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2014, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (“CTID”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $213 million, none of which was outstanding as of December 31, 2014.

Credit Facilities

As of December 31, 2014, the Company had a $1,750 million three-year facility expiring in November 2016. This expiration date reflects a November 2013 amendment to the facility which extended the term by approximately 2 years. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2014, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.99 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2014 and 2013, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition to the above credit facility, the Company had access to $445 million of certain other lines of credit at December 31, 2014, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2014, $267 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate(1)	2014	2013
			(in millions)
Fixed-rate notes:
Surplus notes(2)	2015-2052	3.80%-8.30%	$6,597	$2,090
Surplus notes subject to set-off arrangements(3)	2021-2034	3.52%-5.42%	4,588	2,400
Senior notes(4)(5)	2015-2043	0.55%-14.85%	371	6,118
Mortgage debt(6)	2021-2024	1.72%-3.80%	111	0
Floating-rate notes:
Surplus notes(7)	2016-2052	0.40%-3.44%	2,200	3,200
Surplus notes subject to set-off arrangements	2024	1.65%	385	0
Senior notes(8)	2017-2023		0	162
Mortgage debt(9)	2017-2024	1.36%-3.11%	391	0

Subtotal			14,643	13,970

Less: assets under set-off arrangements(10)			4,973	2,400

Total long-term debt			$9,670	$11,570

(1)	Ranges of interest rates are for the year ended December 31, 2014.
(2)

Fixed-rate surplus notes at December 31, 2014 and 2013 include $5,756 million and $1,149 million, respectively, due to a related party. Maturities of these notes range from 2017 through 2052. The interest rates ranged from 3.80% to 8.30% in 2014. As of December 31, 2013, $3,632 million of the related party debt was presented as fixed-rate senior notes.

(3)

Fixed-rate surplus notes subject to set-off arrangements at December 31, 2014 include $1,000 million, due to a related party. Maturities of these notes are in 2034. The interest rate was 5.42% in 2014. There were no related party balances at December 31, 2013.

(4)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at 2013. These borrowings are discussed in more detail above.
(5)

Fixed-rate senior notes at December 31, 2014 and 2013 include $197 million and $4,875 million, respectively, due to related parties. Maturities of these notes range from 2015 through 2043 and interest rates ranged from 0.55% to 14.85% in 2014. These related party notes included $9 million and $181 million at December 31, 2014 and 2013, respectively, of notes which were denominated in foreign currency.

(6)	Includes $40 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $34 million of this debt was presented as fixed-rate senior notes.
(7)

Floating-rate surplus notes at December 31, 2014 include $1,700 million due to a related party. Maturities of these notes range from 2016 to 2018 and interest rates ranged from 0.40% to 1.14% in 2014. There were no related party balances at December 31, 2013.

(8)	Includes $39 million at December 31, 2013 of notes denominated in foreign currency.
(9)	Includes $173 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $162 million of this debt was presented as floating-rate senior notes.
(10)

Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2014 and 2013, the Company was in compliance with all debt covenants related to the borrowings in the above table.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents, as of December 31, 2014, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2016	$626
2017	722
2018	610
2019	537
2020 and thereafter	7,175

Total	$9,670

Surplus Notes

As of both December 31, 2014 and 2013, $941 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2014 and 2013, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning as of September 18, 2014. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2014, an aggregate of $1,750 million of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, another captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note in an aggregate principal amount of up to $2 billion in order to finance non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Guideline AXXX. In June 2014, the facility was amended to increase the current financing capacity available under the facility from $2.0 billion to $3.5 billion, increase the maximum potential size of the facility to $4.0 billion and add additional external parties. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit linked notes issued by a special purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2014 an aggregate of $1,838 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a ten-year financing facility with certain unaffiliated financial institutions, pursuant to which the captive agreed to issue and sell a surplus note in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit linked notes issued by a special-purpose affiliate. The term of the financing facility may be extended, at the captive’s option, by up to five years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts. As of December 31, 2014, an aggregate of $385 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with an unaffiliated financial institution, pursuant to which the captive issued and sold $3.0 billion in principal amount of surplus notes in return for an equal principal amount of credit linked notes issued by two special-purpose affiliates. One of the special-purpose affiliates, that is wholly-owned by Prudential Financial, also issued and sold to the unaffiliated financial institution $1.7 billion in principal amount of senior notes in exchange for cash. The maximum term of the financing is twenty years. The captive intends to hold the credit linked notes as assets supporting reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance through the captive of term life insurance policies. This financing facility replaced the $3.0 billion facility for this captive initially entered into in 2006. The captive can redeem the credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. The unaffiliated financial institution has agreed to fund any such payment under a portion of the credit linked notes in an aggregate amount of up to $1.0 billion, in return for the receipt of fees. The remaining obligations of the special-purpose affiliates to make such payments are supported by collateral held by those affiliates. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliates to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse the unaffiliated financial institution for any payments under the credit-linked notes funded by it and for any payments due but otherwise unpaid under the senior notes issued by the special-purpose affiliates. Since valid rights of set-off exist for $1.0 billion of these notes, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Other Captive reinsurance subsidiaries have outstanding $500 million of floating-rate surplus notes that were issued in 2007 with unaffiliated institutions to finance reserves required under Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2014 and 2013, there were no collateral postings made under these derivative instruments.

As of December 31, 2014, captive reinsurance subsidiaries had a total outstanding $5,753 million of fixed-rate surplus notes to affiliates and $1,700 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

On February 18, 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special-purpose company affiliate (“LLC”), pursuant to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC. See Note 23 to the Company’s Consolidated Financial Statements for additional information.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. As of December 31, 2014, the outstanding balance of these notes was $750 million due to scheduled repayments. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance. Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes. Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Mortgage debt. As of December 31, 2014, the Company’s insurance subsidiaries had mortgage debt of $502 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $306 million from December 31, 2013, due to new borrowings in 2014.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $3.2 million and $1 million, for the years ended December 31, 2014 and 2013, respectively and there was no material effect on interest expense for the year ended December 31, 2012. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $702 million, $578 million and $488 million, for the years ended December 31, 2014, 2013 and 2012, respectively. Interest expense related to affiliated debt was $387 million, $358 million and $282 million for the years ended December 31, 2014, 2013 and 2012, respectively. “Due to parent and affiliates” included $51 million and $55 million associated with the affiliated long-term interest payable at December 31, 2014 and 2013, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. EQUITY

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2011	$80	$4,042	$(1,504)	$2,618
Change in other comprehensive income before reclassifications	6	1,815	(780)	1,041
Amounts reclassified from AOCI	0	(282)	95	(187)
Income tax benefit (expense)	(1)	(496)	237	(260)

Balance, December 31, 2012	85	5,079	(1,952)	3,212
Change in other comprehensive income before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671

Balance, December 31, 2013	89	1,415	(1,406)	98
Change in other comprehensive income before reclassifications	(52)	6,461	(1,071)	5,338
Amounts reclassified from AOCI	0	(1,194)	84	(1,110)
Income tax benefit (expense)	14	(1,878)	350	(1,514)

Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812

(1) Includes cash flow hedges of $208 million, ($379) million, and ($168) million as of December 31, 2014, 2013 and 2012, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated Statements of Operations
	2014	2013

	(in millions)
Amounts reclassified from AOCI(1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$0	$(4)	Other income

Total foreign currency translation adjustment	0	(4)
Net unrealized investment gains (losses):
Cash flow hedges - Interest Rate	(3)	(1)	(3)
Cash flow hedges - Currency/Interest rate	158	(45)	(3)
Net unrealized investment gains (losses) on available-for-sale securities	1,039	(569)
Net unrealized investment gains (losses) - all other	0	66

Total net unrealized investment gains (losses)	1,194	(549)	(4)
Amortization of defined benefit items:
Prior service cost	13	14	(5)
Actuarial gain (loss)	(97)	(131)	(5)

Total amortization of defined benefit items	(84)	(117)

Total reclassifications for the period	$1,110	$(670)

(1)	All amounts are shown before tax.
(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)	See Note 21 for additional information on cash flow hedges.
(4)

See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in millions)
Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on investments arising during the period	504				(176)	328
Reclassification adjustment for (gains) losses included in net income	310				(109)	201
Reclassification adjustment for OTTI losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(10)		4	(6)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(327)	114	(213)

Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on investments arising during the period	183				(64)	119
Reclassification adjustment for (gains) losses included in net income	115				(40)	75

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassification adjustment for OTTI losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(75)	26	(49)

Balance, December 31, 2013	$46	$(6)	$4	$64	$(44)	$64
Net investment gains (losses) on investments arising during the period	152				(53)	99
Reclassification adjustment for (gains) losses included in net income	(3)				1	(2)
Reclassification adjustment for OTTI losses excluded from net income(1)	58				(20)	38
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		0			0	0
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(2)		1	(1)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(96)	34	(62)

Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in millions)
Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on investments arising during the period	2,926				(984)	1,942
Reclassification adjustment for (gains) losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(87)			30	(57)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			117		(41)	76
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,304)	456	(848)

Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151
Net investment gains (losses) on investments arising during the period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains) losses included in net income	434				(152)	282
Reclassification adjustment for OTTI losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		456			(160)	296
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			533		(187)	346
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,929	(675)	1,254

Balance, December 31, 2013	$6,351	$(185)	$(686)	$(3,688)	$(441)	$1,351
Net investment gains (losses) on investments arising during the period	8,553				(3,028)	5,525
Reclassification adjustment for (gains) losses included in net income	(1,191)				417	(774)
Reclassification adjustment for OTTI losses excluded from net income(2)	(58)				20	(38)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(422)			148	(274)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’account balances			(392)		137	(255)
Impact of net unrealized investment (gains) losses on policyholders’dividends				(1,334)	467	(867)

Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2014, Prudential Insurance’s unassigned surplus was $7,396 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $3,071 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (“NJDOBI”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($10,331 million as of December 31, 2014) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, ($731 million for the year ended December 31, 2014), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $1,033 million after December 12, 2015 without prior approval of NJDOBI.

The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. For the years ended December 31, 2014 and 2013, these subsidiaries did not utilize prescribed or permitted practices that varied materially from the statutory accounting practices prescribed by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $901 million, $1,358 million and $1,382 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus of Prudential Insurance amounted to $10,331 million and $9,383 million at December 31, 2014 and 2013, respectively.

The Risk-Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2014, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16. STOCK-BASED COMPENSATION

In 2014 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2014, 2013 and 2012, include allocated costs of $8 million, $13 million and $14 million, respectively, associated with employee stock options and $53 million, $53 million, and $39 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company updated its mortality assumption as of December 31, 2014 with respect to its measure of its domestic pension and postretirement obligations as a result of a review of plan experience following the Society of Actuaries (“SOA”) final issuance in October 2014 of a study of rates of mortality and expected future improvement in mortality rates for U.S. participants. The foreign plans use the most current published mortality tables related to the foreign location.

The Company’s evaluation resulted in an increase in its domestic obligations for pensions and postretirement of $452 million or 4.9% and $124 million or 6.3%, respectively. The offset to these benefit obligation increases was recorded in Accumulated Other Comprehensive Income as of December 31, 2014. The mortality assumption update will result in an increase in future benefit cost in 2015 of $76 million and $15 million for the pension and postretirement plans, respectively. The 2015 cost increases include additional amortization of actuarial losses for pension and postretirement of $51 million and $9 million, respectively.

As a result of this mortality assumption change, future benefit payments are expected to increase and, based upon the specific funding method for a given benefit plan, will be sourced primarily from existing plan assets or via employer contributions. The increases in the undiscounted expected cash outflows underlying the domestic benefit obligations are distributed whereby 8% occurs in the next ten years from December 31, 2014, 23% in the next ten year band and 69% in the remaining future years.

The domestic obligations will increase further if actual mortality improvements are better than the assumption used. A 25% increase in the improvement scale would increase the domestic obligations by approximately $115 million at December 31, 2014.

On December 6, 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2014 and 2013 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(9,416)	(10,296)	$(2,078)	(2,347)
Acquisition/divestiture	72	0	-	(3)
Service cost	(163)	(155)	(16)	(15)
Interest cost	(460)	(413)	(95)	(88)
Plan participants’ contributions	0	0	(29)	(28)
Medicare Part D subsidy receipts	0	0	(8)	(12)
Amendments	0	(2)	0	0
Annuity purchase	0	1	0	0
Actuarial gains/(losses), net	(1,724)	876	(162)	214
Settlements	9	0	0	0
Curtailments	0	0	0	0
Special termination benefits	(4)	(2)	0	0
Benefits paid	548	580	183	200
Foreign currency changes and other	16	(5)	2	1

Benefit obligation at end of period	$(11,122)	$(9,416)	$(2,203)	$(2,078)

Change in plan assets
Fair value of plan assets at beginning of period	$11,782	$12,352	$1,745	$1,329
Actual return on plan assets	1,502	249	120	244
Annuity purchase	0	(1)	0	0
Employer contributions	71	95	6	18
Plan participants’ contributions	0	0	29	28
Disbursement for settlements	(9)	0	0	0
Benefits paid	(548)	(580)	(183)	(200)
Foreign currency changes and other	(22)	7	0	(14)
Effect of Section 420 transfer	0	(340)	0	340

Fair value of plan assets at end of period	$12,776	$11,782	$1,717	$1,745

Funded status at end of period	$1,654	$2,366	$(486)	$(333)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,823	$3,353	$0	$0
Accrued benefit liability	(1,169)	(987)	(486)	(333)

Net amount recognized	$1,654	$2,366	$(486)	$(333)

Items recorded in “Accumulated other comprehensive income“not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(9)	(12)	(8)	(19)
Net actuarial loss	2,649	1,806	586	456

Net amount not recognized	$2,640	$1,794	$578	$437

Accumulated benefit obligation	$(10,565)	$(8,933)	$(2,203)	$(2,078)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,138 million and $892 million benefit obligation at December 31, 2014 and 2013, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust in 2014 and 2013. As of December 31, 2014 and 2013, the assets in these trusts had a carrying value of $656 million and $561 million, respectively.

In 2013, the Company maintained a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($73 million benefit obligation at December 31, 2013), as well as certain cash-based deferred compensation arrangements. As of December 31, 2013, the assets in the trust had a carrying value of $116 million. In 2014, the separate rabbi trust and related liabilities were transferred to another company as a result of a sale as of October 1, 2014.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2014 and 2013, respectively. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2014 and 2013. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2014	2013
	(in millions)

Projected benefit obligation	$1,170	$987
Fair value of plan assets	1	0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2014	2013
	(in millions)

Accumulated benefit obligation	$980	$839
Fair value of plan assets	0	0

There were no purchases of annuity contracts in 2014 from Prudential Insurance. In 2013 the pension plans purchased annuity contracts from Prudential Insurance for $1 million. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million as of both December 31, 2014 and 2013.

Components of Net Periodic Benefit Cost

The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S Equities, International Equities, Real Estate and Other Assets are recognized over a five year period. However, the fair value for Fixed Maturity assets (including short term investments) are recognized immediately for the purposes of market related value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
	(in millions)
Service cost	$163	$155	$157	$16	$15	$13
Interest cost	460	413	443	95	88	100
Expected return on plan assets	(709)	(766)	(806)	(116)	(87)	(88)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	22	(11)	(11)	(12)
Amortization of actuarial (gain) loss, net	72	76	30	25	55	55
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	2	2	0	0	0

Net periodic (benefit) cost	$(8)	$(122)	$(152)	$9	$60	$68

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income (loss)” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2011	$0	$59	$1,521	$0	$(42)	$852
Amortization for the period	0	(22)	(30)	0	12	(55)
Deferrals for the period	0	(53)	756	0	0	74
Impact of foreign currency changes and other	0	0	(3)	0	0	6

Balance, December 31, 2012	$0	(16)	2,244	$0	(30)	877

Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5

Balance, December 31, 2013	$0	$(12)	$1,806	$0	$(19)	$456

Amortization for the period	0	2	(72)	0	11	(25)
Deferrals for the period	0	0	931	0	0	158
Impact of foreign currency changes and other	0	1	(16)	0	0	(3)

Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts included in “Accumulated other comprehensive income (loss)” expected to be recognized as components of net periodic (benefit) cost in 2015 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$0	$0
Amortization of prior service cost	(2)	(5)
Amortization of actuarial (gain) loss, net	154	38

Total	$152	$33

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
Weighted-average assumptions
Discount rate (beginning of period)	4.95%	4.05%	4.85%	4.75%	3.85%	4.60%
Discount rate (end of period)	4.10%	4.95%	4.05%	3.95%	4.75%	3.85%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.75%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.08%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-6.66%	5.00-7.08%	5.00-7.50%
For 2014, 2013 and 2012, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2017 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2014, 2013 and 2012, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2019 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
The domestic discount rate used to value the pension and postretirement obligations at December 31, 2014 and December 31, 2013 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2014 portfolio is selected from a compilation of approximately 740 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2014 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2014. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2015. The expected rate of return for 2015 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$7
Increase in postretirement benefit obligation	147

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	118

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2014 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	15%	47%	61%
International Equities	2%	16%	2%	10%
Fixed Maturities	52%	69%	1%	38%
Short-term Investments	0%	15%	0%	44%
Real Estate	2%	15%	0%	0%
Other	0%	15%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2014 and December 31, 2013 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$881	$0	$881
Common/collective trusts(1)	0	87	0	87

Sub-total				968

International Equities:
Pooled separate accounts(2)	0	323	0	323
Common/collective trusts(3)	0	201	0	201
United Kingdom insurance pooled funds(4)	0	45	0	45

Sub-total				569

Fixed Maturities:
Pooled separate accounts(5)	0	1,162	35	1,197
Common/collective trusts(6)	0	271	0	271
U.S. government securities (federal):
Mortgage backed	0	1	0	1
Other U.S. government securities	0	852	0	852
U.S. government securities (state & other)	0	694	0	694
Non-U.S. government securities	0	12	0	12
United Kingdom insurance pooled funds(7)	0	320	0	320
Corporate Debt:
Corporate bonds(8)	0	4,550	14	4,564
Asset backed	0	25	0	25
Collateralized Mortgage Obligations(9)	0	112	0	112
Interest rate swaps (Notional amount: $1,536)	0	(1)	0	(1)
Other(10)	712	4	73	789
Unrealized gain (loss) on investment of securities lending collateral(11)	0	(37)	0	(37)

Sub-total				8,799

Short-term Investments:
Pooled separate accounts	0	39	0	39
United Kingdom insurance pooled funds	0	1	0	1

Sub-total				40

Real Estate:
Pooled separate accounts(12)	0	0	465	465
Partnerships	0	0	336	336

Sub-total				801

Other:
Partnerships	0	0	455	455
Hedge funds	0	0	1,144	1,144

Sub-total				1,599

Total	$712	$9,542	$2,522	$12,776

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$1,170	$0	$1,170
Common/collective trusts(1)	0	81	0	81

Sub-total				1,251

International Equities:
Pooled separate accounts(2)	0	349	0	349
Common/collective trusts(3)	0	40	0	40
United Kingdom insurance pooled funds(4)	0	50	0	50

Sub-total				439

Fixed Maturities:
Pooled separate accounts(5)	0	1,085	32	1,117
Common/collective trusts(6)	0	255	0	255
U.S. government securities (federal):
Mortgage backed	0	2	0	2
Other U.S. government securities	0	1,005	0	1,005
U.S. government securities (state & other)	0	636	0	636
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds(7)	0	266	0	266
Corporate Debt:
Corporate bonds(8)	0	3,660	16	3,676
Asset backed	0	24	0	24
Collateralized Mortgage Obligations(9)	0	137	0	137
Interest rate swaps (Notional amount: $623)	0	(3)	0	(3)
Other(10)	717	0	66	783
Unrealized gain (loss) on investment of securities lending collateral(13)	0	(39)	0	(39)

Sub-total				7,868

Short-term Investments:
Pooled separate accounts	0	78	0	78
United Kingdom insurance pooled funds	0	1	0	1

Sub-total				79

Real Estate:
Pooled separate accounts(12)	0	0	356	356
Partnerships	0	0	320	320

Sub-total				676

Other:
Partnerships	0	0	374	374
Hedge funds	0	0	1,095	1,095

Sub-total				1,469

Total	$717	$8,806	$2,259	$11,782

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in a large cap international equity fund whose objective is to track an index.
(3)

This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. For 2014, this category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)

The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $717 million and the liability for securities lending collateral is $754 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $701 million and the liability for securities lending collateral is $740 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2014
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$32	$16	$66	$356
Actual Return on Assets:
Relating to assets still held at the reporting date	3	0	0	49
Relating to assets sold during the period	0	0	0	5
Purchases, sales and settlements	0	(2)	7	55
Transfers in and /or out of Level 3	0	0	0	0

Fair Value, end of period	$35	$14	$73	$465

		Year Ended December 31, 2014
		Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
		(in millions)
Fair Value, beginning of period		$320	$374	$1,095
Actual Return on Assets:
Relating to assets still held at the reporting date		6	53	49
Relating to assets sold during the period		0	0	0
Purchases, sales and settlements		10	28	0
Transfers in and /or out of Level 3		0	0	0

Fair Value, end of period		$336	$455	$1,144

	Year Ended December 31, 2013
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$32	$12	$58	$322
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	46
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	4	8	(12)
Transfers in and /or out of Level 3	0	0	0	0

Fair Value, end of period	$32	$16	$66	$356

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$185	$598	$707
Actual Return on Assets:
Relating to assets still held at the reporting date	35	48	106
Relating to assets sold during the period	0	0	4
Purchases, sales and settlements	100	7	(1)
Transfers in and /or out of Level 3(1)	0	(279)	279

Fair Value, end of period	$320	$374	$1,095

(1)	The transfers in and out of Level 3 represent a reclassification of certain fund assets from Partnership to Hedge Funds.

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$698	$0	$698
Common trusts(2)	0	155	0	155
Equities	124	0	0	124

Sub-total				977

International Equities:
Variable Life Insurance Policies(3)	0	61	0	61
Common trusts(4)	0	22	0	22

Sub-total				83

Fixed Maturities:
Common trusts(5)	0	31	0	31
U.S. government securities (federal):
Mortgage Backed	0	5	0	5
Other U.S. government securities	0	116	0	116
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	7	0	7
Corporate Debt:
Corporate bonds(6)	0	254	1	255
Asset Backed	0	76	1	77
Collateralized Mortgage Obligations(7)	0	39	0	39
Interest rate swaps (Notional amount: $1,024)	0	(8)	0	(8)
Other(8)	57	0	(5)	52
Unrealized gain (loss) on investment of securities lending collateral(9)	0	0	0	0

Sub-total				577

Short-term Investments:
Variable Life Insurance Policies Pooled separate accounts	0	0	0	0
Registered investment companies	80	0	0	80

Sub-total				80

Total	$261	$1,459	$(3)	$1,717

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$634	$0	$634
Common trusts(2)	0	136	0	136
Equities	110	0	0	110

Sub-total				880

International Equities:
Variable Life Insurance Policies(3)	0	64	0	64
Common trusts(4)	0	23	0	23

Sub-total				87

Fixed Maturities:
Common trusts(5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	7	0	7
Other U.S. government securities	0	289	0	289
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	4	0	4
Corporate Debt:
Corporate bonds(6)	0	235	1	236
Asset Backed	0	56	5	61
Collateralized Mortgage Obligations(7)	0	35	0	35
Interest rate swaps (Notional amount: $861)	0	(7)	0	(7)
Other(8)	74	0	(6)	68
Unrealized gain (loss) on investment of securities lending collateral(10)	0	0	0	0

Sub-total				725

Short-term Investments:
Variable Life Insurance Policies Pooled separate accounts	0	0	0	0
Registered investment companies	53	0	0	53
Sub-total				53

Total	$237	$1,508	$0	$1,745

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)

In 2014, the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $10 million and the liability for securities lending collateral is $10 million.

(10)

In 2013, the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $16 million and the liability for securities lending collateral is $16 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2014
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$(6)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	0	1	1
Transfers in and /or out of Level 3(1)	0	(5)	0

Fair Value, end of period	$1	$1	$(5)

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

	Year Ended December 31, 2013
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$0	$(4)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(1)	5	(2)
Transfers in and /or out of Level 3	0	0	0

Fair Value, end of period	$1	$5	$(6)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2014	2013	2014	2013
Asset Category
U.S. Equities	8%	11%	57%	50%
International Equities	4	4	5	5
Fixed Maturities	69	66	34	39
Short-term Investments	0	1	4	6
Real Estate	6	6	0	0
Other	13	12	0	0

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2015	$570	$172	$13
2016	590	174	14
2017	614	176	15
2018	629	176	15
2019	649	176	15
2020-2024	3,552	866	83

Total	$6,604	$1,740	$155

The Company anticipates that it will make cash contributions in 2015 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2014 and 2013 was $55 million and $68 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $60 million, $57 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively.

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2014	2013	2012

	(in millions)
Current tax expense (benefit)
U.S.	$447	$(596)	$598
State and local	0	(7)	13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign	8	26	11

Total	455	(577)	622

Deferred tax expense (benefit)
U.S.	886	700	(553)
State and local	0	3	0
Foreign	1	0	3

Total	887	703	(550)

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$1,342	$126	$72
Income tax expense on equity in earnings of operating joint ventures	0	23	22
Income tax expense (benefit) on discontinued operations	4	(2)	(1)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,514	(1,671)	260
Additional paid-in capital	(1)	(14)	(19)
Stock-based compensation programs	(11)	(12)	(22)

Total income taxes	$2,848	$(1,550)	$312

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2009. As a result of applying such accounting method in 2014 the Company’s U.S. current tax benefit includes an additional tax expense of $40 million and a corresponding increase of deferred tax assets.

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2014	2013	2012
	(in millions)
Expected federal income tax expense	$1,743	$544	$358
Non-taxable investment income	(296)	(266)	(228)
Low income housing and other tax credits	(111)	(91)	(66)
Medicare Part D	3	(43)	(1)
Other	3	(18)	9

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$1,342	$126	$72

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company’s 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in “Income from continuing operations before equity in earnings of operating joint ventures.”

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2014	2013
	(in millions)
Deferred tax assets
Policyholders’ dividends	$2,555	$1,812
Insurance reserves	2,053	2,588
Employee benefits	69	0
Other	81	169

Deferred tax assets before valuation allowance	4,758	4,569
Valuation allowance	(5)	(7)

Deferred tax assets after valuation allowance	4,753	4,562

Deferred tax liabilities
Net unrealized investment gains	4,651	2,193
Deferred policy acquisition costs	2,255	2,243
Investments	1,854	1,289
Value of business acquired	433	559
Deferred annuity bonus	297	351
Employee benefits	0	223

Deferred tax liabilities	9,490	6,858

Net deferred tax liability	$(4,737)	$(2,296)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31 as follows:

	2014	2013
	(in millions)
Valuation allowance related to state and local deferred tax assets	$0	$0
Valuation allowance related to foreign operations deferred tax assets	$5	$7

The following table sets forth the federal and state operating, capital loss and tax credit carryforwards for tax purposes, at December 31:

	2014	2013
	(in millions)
Federal net operating and capital loss carryforwards	$0	$0
State net operating and capital loss carryforwards(1)	$5	$5
General business credits(2)	$126	$0

(1)	Expires between 2029 and 2030.
(2)	Expires between 2031 and 2034.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2014, 2013, and 2012 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2014	2013	2012
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$82	$64	$57

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2014	2013	2012
	(in millions)
Balance at January 1,	$8	$10	$69
Increases in unrecognized tax benefits-prior years	0	0	2
(Decreases) in unrecognized tax benefits-prior years	0	(2)	(1)
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(2)	0	(60)

Balance at December 31,	$6	$8	$10

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$6	$8	$10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2014	2013	2012
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$4	$1	$0

		2014	2013
		(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of financial position		$4	$0

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

Major Tax Jurisdiction	Open Tax Years
United States	2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits, and certain due from/due to parent and affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,768	$0	$0	$12,768
Obligations of U.S. states and their political subdivisions	0	5,875	6	0	5,881
Foreign government bonds	0	2,305	2	0	2,307
Corporate securities	0	115,062	859	0	115,921
Asset-backed securities	0	6,811	3,568	0	10,379
Commercial mortgage-backed securities	0	13,121	1	0	13,122
Residential mortgage-backed securities	0	4,205	6	0	4,211

Subtotal	0	160,147	4,442	0	164,589
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	258	0	0	258
Obligations of U.S. states and their political subdivisions	0	199	0	0	199
Foreign government bonds	0	148	21	0	169
Corporate securities	0	13,065	89	0	13,154
Asset-backed securities	0	823	387	0	1,210
Commercial mortgage-backed securities	0	2,546	0	0	2,546
Residential mortgage-backed securities	0	1,675	2	0	1,677
Equity securities	44	0	207	0	251
All other(3)	168	20,052	0	(16,544)	3,676

Subtotal	212	38,766	706	(16,544)	23,140
Equity securities, available-for-sale	3,999	2,235	91	0	6,325
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	9	3	1,093	(2)	1,103
Short-term investments	3,887	1,166	0	0	5,053
Cash equivalents	1,394	1,415	0	0	2,809
Other assets	4	96	0	0	100
Due from parent and affiliates	0	2,827	5,128	0	7,955

Subtotal excluding separate account assets	9,505	206,655	11,460	(16,546)	211,074
Separate account assets(4)	45,845	180,258	24,126	0	250,229

Total assets	$55,350	$386,913	$35,586	$(16,546)	$461,303

Future policy benefits(5)	0	0	5,077	0	5,077
Other liabilities	3	6,874	3	(6,661)	219
Due to parent and affiliates	5	11,464	0	(8,532)	2,937

Total liabilities	$8	$18,338	$5,080	$(15,193)	$8,233

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$9,328	$0	$0	$9,328
Obligations of U.S. states and their political subdivisions	0	3,145	0	0	3,145
Foreign government bonds	0	1,671	1	0	1,672
Corporate securities	0	112,746	564	0	113,310
Asset-backed securities	0	6,902	2,948	0	9,850
Commercial mortgage-backed securities	0	12,901	111	0	13,012
Residential mortgage-backed securities	0	4,694	8	0	4,702

Subtotal	0	151,387	3,632	0	155,019
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	141	0	0	141
Obligations of U.S. states and their political subdivisions	0	190	0	0	190
Foreign government bonds	0	117	0	0	117
Corporate securities	0	12,898	83	0	12,981
Asset-backed securities	0	742	385	0	1,127
Commercial mortgage-backed securities	0	2,441	0	0	2,441
Residential mortgage-backed securities	0	1,828	2	0	1,830
Equity securities	37	0	216	0	253
All other(3)	550	15,981	0	(13,768)	2,763

Subtotal	587	34,338	686	(13,768)	21,843
Equity securities, available-for-sale	4,228	2,104	89	0	6,421
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	7	39	880	0	926
Short-term investments	5,010	757	1	0	5,768
Cash equivalents	768	1,148	6	0	1,922
Other assets	3	202	0	0	205
Due from parent and affiliates	0	550	379	0	929

Subtotal excluding separate account assets	10,603	190,525	5,673	(13,768)	193,033
Separate account assets(4)	46,079	168,402	22,550	0	237,031

Total assets	$56,682	$358,927	$28,223	$(13,768)	$430,064

Future policy benefits(5)	0	0	(326)	0	(326)
Other liabilities	0	9,336	5	(7,257)	2,084
Due to parent and affiliates	0	8,310	423	(6,548)	2,185

Total liabilities	$0	$17,646	$102	$(13,805)	$3,943

(1)	“Netting” amounts represent cash collateral of $1.4 billion and ($37) million as of December 31, 2014 and December 31, 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets”.
(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(5)	For the year ended December 31, 2014, the net embedded derivative liability position of $5.1 billion includes $0.6 billion of embedded derivatives in an asset position and $5.6 billion of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $0.3 billion includes $1.2 billion of embedded derivatives in an asset position and $0.9 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturity Securities— The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. The fair value is determined by reference to the underlying direct investments, with publicly traded equity securities based on quoted prices in active markets reflected in Level 1, and public fixed maturities and mutual funds priced via quotes from pricing services or observable data reflected in Level 2. The fair value of investments in funds that are subject to significant liquidity restrictions are reflected in Level 3.

The fair value of real estate held in consolidated investment funds is determined through an independent appraisal process. The appraisals generally utilize a discounted cash flow model, supplemented with replacement cost estimates and comparable recent sales data when available. These appraisals and the related assumptions are updated at least annually. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the real estate investments within other long-term investments have been reflected within Level 3 in the fair value hierarchy.

The fair value of fund investments, where the fair value option has been elected, is primarily determined by the fund managers and is measured at fair value using net asset value (“NAV”) as a practical expedient. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments— Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from parent and affiliates —Due to/from parent and affiliates consist primarily of reinsurance recoverables/payables, notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables/payables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables/payables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits— The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts offered by the Company, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2— Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2014, $1.1 billion were transferred from Level 1 to Level 2 and $0.1 billion were transferred from Level 2 to Level 1. During the year ended December 31, 2013, $4.0 billion were transferred from both Level 1 to Level 2 and Level 2 to Level 1.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2014
	Internal(1)	External(2)	Total
	(in millions)
Obligations of U.S. states and their political subdivisions	6	0	6
Foreign government bonds	$0	$23	$23
Corporate securities	586	362	948
Asset-backed securities	143	3,812	3,955
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	5	8
Equity securities	91	207	298
Other long-term investments	4	1,089	1,093
Short-term investments	0	0	0
Cash equivalents	0	0	0
Other assets	0	0	0
Due from parent and affiliates	4,555	573	5,128

Subtotal excluding separate account assets(3)	5,389	6,071	11,460
Separate account assets	23,160	966	24,126

Total assets	$28,549	$7,037	$35,586

Future policy benefits	$5,077	$0	$5,077
Other liabilities	0	3	3
Due to parent and affiliates	0	0	0

Total liabilities	$5,077	$3	$5,080

	As of December 31, 2013
	Internal(1)	External(2)	Total
	(in millions)
Foreign government bonds	0	1	1
Corporate securities	477	170	647
Asset-backed securities	167	3,166	3,333
Commercial mortgage-backed securities	3	108	111
Residential mortgage-backed securities	3	7	10
Equity securities	88	217	305
Other long-term investments	0	880	880
Short-term investments	1	0	1
Cash equivalents	6	0	6
Other assets	0	0	0
Due from parent and affiliates	0	379	379

Subtotal excluding separate account assets(3)	745	4,928	5,673
Separate account assets	21,665	885	22,550

Total assets	$22,410	$5,813	$28,223

Future policy benefits	$(326)	$0	$(326)
Other liabilities	5	0	5
Due to parent and affiliates	423	0	423

Total liabilities	$102	$0	$102

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)

Assets:
Corporate securities	$586	Discounted cash flow	Discount rate	2.22%	-	15.0%	9.10%	Decrease
		Market comparables	EBITDA multiples(2)	6.1X	-	6.1X	6.1X	Increase
		Liquidation	Liquidation value	22.12%	-	100.0%	82.92%	Increase
Asset-backed securities	$143	Discounted cash flow	Prepayment rate(3)	26.78%	-	28.03%	27.53%	Increase
			Default rate(3)	3.70%	-	6.14%	5.16%	Decrease
			Loss severity(3)	39.77%	-	45.00%	41.88%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.63	-	13.64	5.58	Increase
			Comparable spreads	0.42%	-	38.00%	4.27%	Decrease
			Comparable security yields	0.86%	-	8.86%	8.21%	Decrease
Due from parent affiliates	$4,555	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy benefits(4)	$5,077	Discounted cash flow	Lapse rate(5)	0%	-	14%		Decrease
			NPR spread(6)	0.00%	-	1.30%		Decrease
			Utilization rate(7)	63%	-	96%		Increase
			Withdrawal rate(8)	74%	-	100%		Increase
			Mortality rate(9)	0%	-	14%		Decrease
			Equity volatility curve	17%	-	28%		Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)
Assets:
Corporate securities	$477	Discounted cash flow	Discount rate	6.30%	-	15.00%	10.59%	Decrease
		Market comparables	EBITDA multiples(2)	5.0X	-	7.0X	5.71X	Increase
		Liquidation	Liquidation value	11.61%	-	100.00%	59.17%	Increase
Asset-backed securities	$167	Discounted cash flow	Prepayment rate(3)	15.0%	-	27.41%	18.36%	Increase
			Default rate(3)	2.46%	-	5.11%	2.97%	Decrease
			Loss severity(3)	35.00%	-	45.00%	36.96%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.67	-	14.76	6.18	Increase
			Comparable spreads	0.19%	-	4.12%	1.20%	Decrease
			Comparable security yields	0.61%	-	6.84%	6.25%	Decrease

Liabilities:
Future policy benefits(4)	$(326)	Discounted cash flow	Lapse rate(5)	0%	-	11%		Decrease
			NPR spread(6)	0.08%	-	1.09%		Decrease
			Utilization rate(7)	70%	-	94%		Increase
			Withdrawal rate(8)	86%	-	100%		Increase
			Mortality rate(9)	0%	-	13%		Decrease
			Equity volatility curve	15%	-	28%		Increase
Due to parent and affiliates	$423	Fair values are primarily determined in the same manner as future policy benefits

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)

EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)

In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(4)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)

Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(6)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(7)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(8)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(9)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

Future Policy Benefits— The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $22,169 million and $20,806 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.50% to 9.75% (6.05% weighted average) as of December 31, 2014, and 4.15% to11.00% (6.35% weighted average) as of December 31, 2013, and discount rates, which ranged from 6.00% to 15.00% (7.36% weighted average) as of December 31, 2014, and 6.00% to 15.00% (7.71% weighted average) as of December 31, 2013. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 0.77% to 6.76% (4.02% weighted average) as of December 31, 2014, and 1.13% to 6.85% (4.17% weighted average) as of December 31, 2013, and market spread over base rate, which ranged from 1.50% to 4.76% (2.67% weighted average) as of December 31, 2014, and 1.60% to 4.75% (2.87% weighted average) as of December 31, 2013.

Commercial Mortgage Loans— Separate account assets include $943 million and $793 million of commercial mortgage loans as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.17% to 8.39% (1.44% weighted average) as of December 31, 2014, and 1.25% to 1.98% (1.47% weighted average) as of December 31, 2013. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities—The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2014
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in millions)
Fair Value, beginning of period	$0	$0	$1	$564	$2,948	$111	$8
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	26	9	0	0
Included in other comprehensive income (loss)	0	0	0	(21)	(28)	0	0
Net investment income	0	0	0	5	17	0	0
Purchases	0	2	2	791	2,253	813	1
Sales	0	(1)	0	(418)	(327)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	0	(304)	(939)	(2)	(3)
Other(1)	0	0	0	4	(2)	0	0
Transfers into Level 3(2)	0	5	0	310	1,111	0	0
Transfers out of Level 3(2)	0	0	(1)	(98)	(1,474)	(921)	0

Fair Value, end of period	$0	$6	$2	$859	$3,568	$1	$6

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(19)	$(1)	$0	$0

	Year Ended December 31, 2014
	Trading Account Assets
	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity

	(in millions)
Fair Value, beginning of period	$0	$83	$385	$0	$2	$216	$0
Total gains (losses) (realized/unrealized):

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Included in earnings:
Other income	0	(7)	(2)	0	0	3	0
Net investment income	0	0	1	0	0	0	0
Purchases	21	169	117	87	0	24	0
Sales	0	(151)	(20)	0	0	(19)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(10)	(26)	0	0	(17)	0
Transfers into Level 3(2)	0	9	46	0	0	0	0
Transfers out of Level 3(2)	0	(4)	(114)	(87)	0	0	0

Fair Value, end of period	$21	$89	$387	$0	$2	$207	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Other income	$0	$5	$0	$0	$0	$6	$0

			Year Ended December 31, 2014
			Equity Securities Available- For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates

			(in millions)
Fair Value, beginning of period			$89	$880	$1	$6	$379
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			(2)	(2)	0	0	4,377
Other income			0	53	0	0	0
Included in other comprehensive income (loss)			8	0	0	0	(15)
Purchases			2	241	0	0	475
Sales			(6)	0	0	0	(85)
Issuances			0	0	0	0	600
Settlements			0	(84)	(1)	0	0
Other(1)			1	0	0	(6)	(424)
Transfers into Level 3(2)			7	5	0	0	230
Transfers out of Level 3(2)			(8)	0	0	0	(409)

Fair Value, end of period			$91	$1,093	$0	$0	$5,128

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net			$(1)	$(1)	$0	$0	$4,365
Other income			$0	$53	$0	$0	$0

				Year Ended December 31, 2014
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$22,550	$326	$(5)	$(424)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				6	(4,738)	2	0
Interest credited to policyholders’ account balances				2,679	0	0	0
Net investment income				24	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	1,712	0	0	0
Sales	(684)	0	0	0
Issuances	0	(665)	0	0
Settlements	(1,771)	0	0	0
Foreign currency translation	(1)	0	0	0
Other(1)	(369)	0	0	424
Transfers into Level 3(2)	100	0	0	0
Transfers out of Level 3(2)	(120)	0	0	0

Fair Value, end of period	$24,126	$(5,077)	$(3)	$0

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(4,732)	$2	$0
Interest credited to policyholders’ account	$1,755	$0	$0	$0

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
				(in millions)
Fair Value, beginning of period	$0	$0	$0	$844	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(22)	6	1	0
Included in other comprehensive income (loss)	0	0	(1)	(48)	(9)	(1)	0
Net investment income	0	0	0	0	34	0	0
Purchases	0	0	4	385	2,272	419	0
Sales	0	0	(1)	(89)	(219)	(3)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(531)	(1,099)	(8)	(3)
Other(1)	0	0	0	0	(167)	0	0
Transfers into Level 3(2)	0	0	13	402	10	0	0
Transfers out of Level 3(2)	0	0	(12)	(377)	(851)	(297)	0

Fair Value, end of period	$0	$0	$1	$564	$2,948	$111	$8

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(48)	$(4)	$0	$0

	Year Ended December 31, 2013
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0
Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0

Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

			Year Ended December 31, 2013

			Equity Securities Available- For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates
					(in millions)
Fair Value, beginning of period			$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			2	2	0	0	2
Other income			0	68	0	0	0
Included in other comprehensive income (loss)			39	0	2	0	(19)
Net investment income			0	0	0	0	16
Purchases			16	437	0	7	436
Sales			(14)	0	(2)	0	(404)
Issuances			0	0	0	0	0
Settlements			(3)	(97)	(2)	(1)	(166)
Other(1)			0	(37)	0	0	(1,044)
Transfers into Level 3(2)			6	0	3	0	0
Transfers out of Level 3(2)			(1)	0	0	0	(88)

Fair Value, end of period			$89	$880	$1	$6	$379

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net			$(4)	$0	$0	$0	$(2)
Other income			$0	$64	$0	$0	$0

				Year Ended December 31, 2013
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
				(in millions)
Fair Value, beginning of period				$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				2	2,467	(3)	(2,238)
Other income				0	0	0	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Interest credited to policyholders’ account balances	2,635	0	0	0
Net investment income	20	0	0	0
Purchases	1,640	0	0	0
Sales	(826)	0	0	0
Issuances	0	(589)	0	542
Settlements	(2,120)	0	0	4
Other(1)	140	0	(2)	1,288
Transfers into Level 3(2)	89	0	0	0
Transfers out of Level 3(2)	(130)	0	0	0

Fair Value, end of period	$22,550	$326	$(5)	$(424)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$2,426	$(3)	$(2,217)
Other income	$0	$0	$0	$(1)
Interest credited to policyholders’ account	$1,638	$0	$0	$0

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$66	$0	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(34)	12	0	0
Included in other comprehensive income (loss)	0	0	0	48	75	1	0
Net investment income	0	0	0	5	28	0	1
Purchases	0	10	0	316	2,523	43	0
Sales	0	0	0	(161)	(413)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	0	0	(254)	(470)	(3)	(6)
Other(1)	(64)	0	(8)	72	0	0	0
Transfers into Level 3(2)	0	0	7	217	60	37	0
Transfers out of Level 3(2)	0	(10)	(24)	(168)	(501)	(90)	0

Fair Value, end of period	$0	$0	$0	$844	$2,971	$0	$11

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized investment gains (losses), net	0	0	0	0	0	0	(51)
Other income	0	(7)	12	1	0	14	2
Net investment income	0	0	5	0	0	0	0
Purchases	0	16	183	16	2	19	0
Sales	0	(8)	(7)	0	(2)	(30)	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	(25)	(109)	(1)	0	(14)	(19)
Other(1)	(7)	7	0	0	0	0	0
Transfers into Level 3(2)	0	5	3	80	0	0	0
Transfers out of Level 3(2)	0	(4)	(65)	(116)	0	(1)	0

Fair Value, end of period	$0	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(7)
Other income	$0	$0	$2	$0	$0	$3	$1

	Year Ended December 31, 2012
	Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
	(in millions)
Fair Value, beginning of period	$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(5)	1	6	(18)
Other income	0	0	44	0
Included in other comprehensive income (loss)	8	0	0	23
Net investment income	0	0	0	30
Purchases	64	0	173	161
Sales	(2)	0	0	(72)
Issuances	0	0	0	422
Settlements	0	0	(87)	(378)
Transfers into Level 3(2)	5	0	0	0
Transfers out of Level 3(2)	(92)	0	0	(1,259)

Fair Value, end of period	$44	$0	$507	$1,646

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(289)
Other income	$0	$0	$10	$0

	Year Ended December 31, 2012
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(8)	(22)	68

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other income	0	0	0	(2)
Interest credited to policyholders’ account balances	1,929	0	0	0
Purchases	4,221	0	0	0
Sales	(1,692)	0	0	0
Issuances	0	(453)	0	0
Settlements	(2,272)	0	25	(2)
Transfers into Level 3(2)	326	0	0	0
Transfers out of Level 3(2)	(745)	0	0	0

Fair Value, end of period	$21,100	$(1,552)	$0	$(19)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$313	$0	$7
Interest credited to policyholders’ account	$156	$0	$0	$0

(1)

Other primarily represents reclassifications of certain assets between reporting categories. For the year ended December 31, 2014, “Other” for separate account assets represents a revision to correctly reflect elimination of intercompany separate account investments.

(2)	Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Trading account assets-All other,” “Other long-term investments” or “Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)		Total
			(in millions)
Derivative assets:
Interest Rate	$5	$13,353	$6	$		$13,364
Currency	0	2,684	0			2,684
Credit	0	11	0			11
Currency/Interest Rate	0	2,949	0			2,949
Equity	2	1,025	5			1,032
Netting(1)					(16,546)	(16,546)

Total derivative assets	$7	$20,022	$11		$(16,546)	$3,494

Derivative liabilities:
Interest Rate	$3	$12,166	$3	$		$12,172
Currency	0	2,631	0			2,631
Credit	0	28	0			28
Currency/Interest Rate	0	2,419	0			2,419
Equity	0	1,024	0			1,024
Netting(1)					(15,194)	(15,194)

Total derivative liabilities	$3	$18,268	$3		$(15,194)	$3,080

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting(1)		Total
			(in millions)
Derivative assets:
Interest Rate	$10	$12,215	$8	$		$12,233
Currency	0	1,434	0			1,434
Credit	0	15	0			15
Currency/Interest Rate	0	1,350	0			1,350
Equity	0	828	0			828
Netting(1)					(13,768)	(13,768)

Total derivative assets	$10	$15,842	$8		$(13,768)	$2,092

Derivative liabilities:
Interest Rate	$5	$13,475	$5	$		$13,485
Currency	0	1,435	0			1,435
Credit	0	48	0			48
Currency/Interest Rate	0	1,923	0			1,923
Equity	0	819	0			819
Netting(1)					(13,805)	(13,805)

Total derivative liabilities	$5	$17,700	$5		$(13,805)	$3,905

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2014, as well as the portion of gains or losses included in income for the year ended December 31, 2014, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2014.

	Year Ended December 31, 2014
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$0	$8	$(5)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(2)	2
Other income	0	0	0	0
Settlements	0	0	0	0
Transfers into Level 3(1)	5	0	0	0
Transfers out of Level 3(1)	0	0	0	0

Fair Value, end of period	$5	$0	$6	$(3)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(2)	$2

	Year Ended December 31, 2013
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$19	$(19)	$5	$(2)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	15	3	(3)
Other income	0	0	0	0
Purchases	(4)	4	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0

Fair Value, end of period	$0	$0	$8	$(5)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(15)	$15	$3	$(3)
Other income	$0	$0	$0	$0

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no fair value reserve adjustments for the year ended December 31, 2014 on certain commercial mortgage loans. There were fair value reserve adjustments resulting in a net loss of $9 million and a net loss $10 million for the years ended December 31, 2013 and 2012, respectively, on these loans. The carrying value of these loans as of December 31, 2013 was $27 million. The reserve adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and the underlying assets were classified as Level 3 in the valuation hierarchy.

There were no intangible asset impairments recorded for both the years ended December 31, 2014 and 2013. Impairments of $46 million were recorded related to the write off of intangible assets for the year ended December 31, 2012. The impairments were primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and those underlying assets are therefore, classified as Level 3 in the valuation hierarchy. For certain cost method investments, there were $21 million of impairments recorded for both the years ended December 31, 2014 and 2013. There were $4 million of impairments recorded for the year ended December 31, 2012. The methodologies utilized were primarily discounted future cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment related expenses. These cost method investments are classified as Level 3 in the valuation hierarchy.

Fair Value Option

The fair value option provides the Company an option to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that results from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected. The changes in fair value are reflected in “Other income”.

	Years Ended December 31,
	2014	2013	2012
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	54	68	40

The fair value of other long-term investments was $1,081 million and $873 million as of December 31, 2014 and 2013, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2014
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
			(in millions)
Assets:
Commercial mortgage and other loans	$0	$317	$40,942	$41,259	$39,030
Policy loans	0	0	8,857	8,857	8,857
Other long term investments	0	0	1,856	1,856	1,666
Other affiliated notes receivable	0	6,515	0	6,515	5,798
Short-term investments	0	521	0	521	521
Cash and cash equivalents	856	169	0	1,025	1,025
Accrued investment income	0	1,991	0	1,991	1,991
Due from parents and affiliates	0	148	0	148	148
Other assets	93	884	109	1,086	1,086

Total assets	$949	$10,545	$51,764	$63,258	$60,122

Liabilities:
Policyholders’ account balances - investment contracts	$0	$35,170	$29,606	$64,776	$63,145
Securities sold under agreements to repurchase	0	9,407	0	9,407	9,407
Cash collateral for loaned securities	0	4,236	0	4,236	4,236
Short-term debt	0	1,582	550	2,132	2,106
Long-term debt	0	7,140	4,031	11,171	9,670
Other liabilities	0	3,034	120	3,154	3,154
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,801	23,703	106,504	106,504

Total liabilities	$0	$143,478	$58,010	$201,488	$198,330

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
			(in millions)
Assets:
Commercial mortgage and other loans	$0	$287	$36,511	$36,798	$35,249
Policy loans	0	0	8,749	8,749	8,749
Other long term investments	0	0	2,358	2,358	2,114
Other affiliated notes receivable	0	5,364	135	5,499	5,184
Short-term investments	0	515	0	515	515
Cash and cash equivalents	721	117	0	838	838
Accrued investment income	0	2,000	0	2,000	2,000
Due from parents and affiliates	0	54	0	54	54
Other assets	138	1,086	252	1,476	1,476

Total assets	$859	$9,423	$48,005	$58,287	$56,179

Liabilities:
Policyholders’ account balances - investment contracts	$0	$34,273	$28,880	$63,153	$61,988
Securities sold under agreements to repurchase	0	7,898	0	7,898	7,898
Cash collateral for loaned securities	0	4,992	0	4,992	4,992
Short-term debt	0	1,648	0	1,648	1,613
Long-term debt	0	7,215	5,556	12,771	11,570
Other liabilities	0	3,150	266	3,416	3,416
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,070	22,163	104,233	104,233

Total liabilities	$0	$141,354	$56,865	$198,219	$195,818

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value for both the years ended December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans used the risk-free proxy based on the yen LIBOR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received or paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A portion of the IHC Debt issued by Prudential Holdings, LLC was insured by a third-party financial guarantee insurance policy. The effect of the third-party credit enhancement is not included in the fair value measurement of the IHC Debt and the methodologies used to determine fair value consider the Company’s own NPR. On December 18, 2014, the Company redeemed all of the then outstanding IHC Debt.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20. RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $903 million, $747 million and $727 million for the years ended December 31, 2014, 2013 and 2012, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $91 million and $5 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $364 million, $311 million and $227 million for the years ended December 31, 2014, 2013 and 2012, respectively. These revenues are recorded as “Asset administration and services fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $28 million, $26 million and $24 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration and service fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $374 million, $354 million and $305 million as contra-revenue in “Net investment income” and $195 million, $112 million and $128 million in “General and administrative expenses” for the years ended December 31, 2014, 2013 and 2012, respectively. Included in “Due to parent and affiliates” are payables of $59 million and $51 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $189 million, $206 million and $305 million for the years ended December 31, 2014, 2013 and 2012, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $868 million, $881 million and $1,227 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2014	2013
			(in millions)
U.S. Dollar floating rate notes	2016 - 2026	0.85% - 2.30%	$713	$405
U.S. Dollar fixed rate notes(1)	2014 - 2044	0.53% - 9.33%	7,268	4,222
Euro-denominated fixed rate notes	2025	2.30%	128	84
Japanese Yen fixed rate notes(2)	2014 - 2021	0.44% - 2.66%	207	338

Total long-term notes receivable - affiliated(3)			8,316	5,049
Short-term notes receivable - affiliated(4)			883	1,065

Total notes receivable - affiliated			$9,199	$6,114

(1)	Includes current portion of the long-term notes receivable of $364 million at December 31, 2014 and $24 million at December 31, 2013.
(2)	Includes current portion of the long-term notes receivable of $77 million at December 31, 2014 and $50 million at December 31, 2013.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 0.67% at December 31, 2014 and 0.59% at December 31, 2013. Short-term notes receivable are payable on demand.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The affiliated notes receivable included above are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $57 million and $49 million at December 31, 2014 and 2013, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $286 million, $277 million and $259 million for the years ended December 31, 2014, 2013, and 2012, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $484 million and $401 million, associated with these transactions at December 31, 2014 and 2013, respectively. Revenues related to this lending activity were immaterial for years ended 2014 and 2013.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales of Assets between Related Parties

In February and October 2014, the Company purchased fixed maturity investments, classified as available for sale from affiliates for a total of $26 million and $44 million, respectively, the fair value on the date of the transfer plus accrued interest.

In April, October, and December 2014, the Company sold fixed maturity investments, classified as available for sale to affiliates for a total of $146 million, $109 million and $2,458 million, respectively, the fair value on the date of the transfer plus accrued interest.

In February, March and May 2014, the Company purchased commercial mortgage and other loans from affiliates for a total of $41 million, $5 million, and $3 million, respectively, the fair value on the date of the transfer plus accrued interest.

In the first quarter and fourth quarter of 2014, the Company sold commercial mortgage and other loans to affiliates for a total of $214 million and $677 million, respectively, the fair value on the date of the transfer plus accrued interest.

In October 2014, the Company sold short-term investments to Commerce Street for a total of $11 million, the fair value on the date of the transfer plus accrued interest.

In 2014, the Company sold derivatives to affiliates for a total of $51 million, the fair value on the date of the transfer plus accrued interest.

In April 2014, the Company purchased derivatives from affiliates for a total of $27 million, the fair value on the date of the transfer plus accrued interest.

In March 2013, the Company purchased fixed maturity investments, classified as available for sale, from Prudential Financial for a total of $104 million, the fair value on the date of the transfer plus accrued interest.

In April 2013, the Company purchased surplus notes from Prudential Financial for $225 million, the fair value on the date of the transfer plus accrued interest.

In November and December 2013, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $474 million and $151 million, respectively, the fair value on the date of the transfer plus accrued interest.

In December 2013, the Company purchased real estate, related lease intangibles, and third party debt from an affiliate for a total of $40 million, the fair value on the date of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2013, the Company purchased equity securities, classified as available for sale, from affiliates for a total of $27 million, the fair value on the date of the transfer.

In 2013, the Company purchased investments in joint ventures from an affiliate for a total of $41 million, classified as other long term investments.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,034 million and $1,626 million at December 31, 2014 and 2013, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,933 million and $1,763 million at December 31, 2014 and 2013, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2013. In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2014 and 2013, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million for the year ended 2012. There was no affiliated interest credited for the years ended December 31, 2014 and 2013.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” included $35 million and $10 million at December 31, 2014 and 2013, respectively. “Net investment income” includes gains of $18 million, $8 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps, and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards, and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors, and other instruments.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk. This netting impact results in total derivative assets of $3,494 million and $2,092 million as of December 31, 2014 and December 31, 2013, respectively, and total derivative liabilities of $3,080 million and $3,905 million as of December 31, 2014 and December 31, 2013, respectively, reflected in the Consolidated Statements of Financial Position.

	December 31, 2014			December 31, 2013
Primary Underlying/ Instrument Type		Gross Fair Value			Gross Fair Value
	Notional(1)	Assets	Liabilities	Notional(1)(2)	Assets(2)	Liabilities(2)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,428	$1	$(177)	$1,931	$8	$(183)
Foreign Currency
Foreign Currency Forwards	32	5	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	9,131	408	(128)	7,590	88	(516)

Total Qualifying Derivatives	$10,591	$414	$(305)	$9,521	$96	$(699)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$293,662	12,531	(11,210)	$272,059	$11,563	$(12,747)
Interest Rate Futures	32,000	5	(3)	34,422	10	(5)
Interest Rate Options	55,072	843	(841)	49,292	652	(654)
Interest Rate Forwards	832	1	(1)	1,452	0	(6)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Currency
Foreign Currency Forwards	57,106	2,673	(2,630)	39,214	1,430	(1,431)
Foreign Currency Options	297	6	(1)	212	5	(4)
Currency/Interest Rate
Foreign Currency Swaps	27,946	2,540	(2,291)	22,492	1,262	(1,407)
Credit
Credit Default Swaps	2,411	11	(28)	2,078	15	(48)
Equity
Equity Futures	99	0	0	0	0	0
Equity Options	74,805	526	(502)	80,149	374	(357)
Total Return Swaps	29,438	507	(521)	22,444	454	(463)
Synthetic GIC’s	74,667	6	0	77,881	8	0

Total Non-Qualifying Derivatives(3)	$648,335	$19,649	$(18,028)	$601,695	$15,773	$(17,122)

Total Derivatives(4)	$658,926	$20,063	$(18,333)	$611,216	$15,869	$(17,821)

(1)	Notional amounts are presented on a gross basis and include derivatives used to offset existing positions.
(2)	Prior period has been revised to include the gross notional amount and fair value of derivative contracts used in a broker-dealer capacity.
(3)

Based on notional amounts, most of the Company’s derivatives do not qualify for hedge accounting as follows: i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules, and iii) synthetic GICs, which are product standalone derivatives that do not qualify as hedging instruments under hedge accounting rules.

(4)

Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,065 million as of December 31, 2014 and a net asset of $336 million as of December 31, 2013, included primarily in “Future policy benefits”.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives	$19,913	$(16,546)	$3,367	$(351)	$3,016
Securities purchased under agreement to resell	669	0	669	(669)	0

Total Assets	$20,582	$(16,546)	$4,036	$(1,020)	$3,016

Offsetting of Financial Liabilities:
Derivatives	$18,268	$(15,194)	$3,074	$(906)	$2,168
Securities sold under agreement to repurchase	9,407	0	9,407	(9,407)	0

Total Liabilities	$27,675	$(15,194)	$12,481	$(10,313)	$2,168

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives	$15,848	$(13,768)	$2,080	$(956)	$1,124
Securities purchased under agreement to resell	617	0	617	(617)	0

Total Assets	$16,465	$(13,768)	$2,697	$(1,573)	$1,124

Offsetting of Financial Liabilities:
Derivatives	$17,705	$(13,805)	$3,900	$(1,999)	$1,901
Securities sold under agreement to repurchase	7,898	0	7,898	(7,898)	0

Total Liabilities	$25,603	$(13,805)	$11,798	$(9,897)	$1,901

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(4)	$(57)	$0	$0	$2	$0

Total fair value hedges	(4)	(57)	0	0	2	0

Cash flow hedges
Interest Rate	0	0	0	(3)	0	(13)
Currency/Interest Rate	0	15	104	0	0	600

Total cash flow hedges	0	15	104	(3)	0	587

Net investment hedges
Currency	0	0	0	0	0	5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total net investment hedges	0	0	0	0	0	5

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	2,703	0	0	0	0	0
Currency	80	0	0	0	0	0
Currency/Interest Rate	444	0	4	0	0	0
Credit	(16)	0	0	0	0	0
Equity	(70)	0	0	0	0	0
Embedded Derivatives	(417)	0	0	0	0	0

Total non-qualifying hedges	2,724	0	4	0	0	0

Total	$2,720	$(42)	$108	$(3)	$2	$592

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0

Total fair value hedges	103	(71)	0	0	20	0

Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)

Total cash flow hedges	0	8	(39)	(1)	0	(210)

Net investment hedges
Currency(2)	0	0	(4)	0	0	4

Total net investment hedges	0	0	(4)	0	0	4

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0

Total non-qualifying hedges	(1,956)	0	(2)	0	0	0

Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$0	$0	$33	$0

Total fair value hedges	25	(92)	0	0	33	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	7
Currency/Interest Rate	0	2	(5)	0	0	(177)

Total cash flow hedges	0	2	(5)	0	(1)	(170)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	72	0	0	0	0	0
Currency	(15)	0	0	0	0	0
Currency/Interest Rate	(20)	0	0	0	0	0
Credit	(48)	0	0	0	0	0
Equity	(127)	0	0	0	0	0
Embedded Derivatives	4	0	0	0	0	0

Total non-qualifying hedges	(134)	0	0	0	0	0

Total	$(109)	$(90)	$(5)	$0	$32	$(170)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2011	$2
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12

Balance, December 31, 2012	(168)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46

Balance, December 31, 2013	(378)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	742
Amount reclassified into current period earnings	(155)

Balance, December 31, 2014	$209

Using December 31, 2014 values, it is anticipated that a pre-tax gain of approximately $28 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2015, offset by amounts pertaining to the hedged items. As of December 31, 2014, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 29 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $118 million in 2014, $113 million in 2013 and $109 million in 2012.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $284 million and $686 million for December 31, 2014 and 2013, respectively. These credit derivatives are reported at fair value asset of $3 million and $10 million for December 31, 2014 and December 31, 2013, respectively. These credit derivatives have a NAIC designation of 2. The Company has also written credit protection on an index reference, and has a notional amount of $1,544 million, reported at fair value as a liability of $2 million as of December 31, 2014. These credit derivatives have a NAIC designation of 3, which is based on the lowest rated single name reference included in the index. As of December 31, 2013, the Company had no outstanding written credit protection on an index reference.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 2 years, while the credit protection on the index reference has a maturity of less than 10 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2014 and 2013, the Company had $583 million and $1,392 million of outstanding notional amounts, respectively, reported at fair value as a liability of $18 million and $43 million, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $1 million as of December 31, 2014. In the normal course of business the Company has posted collateral related to these instruments of $38 million as of December 31, 2014. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2014, the Company estimates that it would be required to post no additional collateral to its counterparties.

22. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2014, 2013 and 2012 was $64 million, $68 million and $58 million, respectively.

The following table presents, at December 31, 2014, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2015	82	0
2016	69	0
2017	63	0
2018	43	0
2019	31	0
2020 and thereafter	85	0

Total	$373	$0

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2014.

Commercial Mortgage Loan Commitments

	As of December 31,
	2014	2013
	(in millions)

Total outstanding mortgage loan commitments	$1,198	$1,568

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2014	2013
	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts(1)	$4,164	$4,851
Expected to be funded from separate accounts	$28	$274

(1)

Includes a remaining commitment of $194 million and $256 million at December 31, 2014 and 2013, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2014	2013
	(in millions)

Guaranteed value of third parties’ assets	$74,667	$78,061
Fair value of collateral supporting these assets	$76,672	$79,413
Asset associated with guarantee, carried at fair value	$6	$8

Certain contracts underwritten in the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2014	2013
	(in millions)

Other guarantees where amount can be determined	$323	$341
Accrued liability for other guarantees and indemnifications	$0	$2

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $323 million as of both December 31, 2014 and 2013 of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2014	2013
	(in millions)

Other assets:
Premium tax offset for future undiscounted assessments	$90	$76
Premium tax offsets currently available for paid assessments	6	5

Total	$96	$81

Other liabilities:
Insolvency assessments	$35	$40

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is not material (i.e., less than $250 million). Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial Court’s decision.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order stating that the named plaintiffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy. The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February 2014, the parties filed briefs on the issues addressed in the Court’s order. In August 2014, the Court granted preliminary approval of a proposed settlement of this matter as a class action settlement. In December 2014, the Court issued a final order approving the class action settlement and dismissed the consolidated complaint with prejudice. The settlement was within the amount reserved for this matter.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the Court lifted the stay, and in September 2014, Plaintiffs filed a motion seeking leave to amend the complaint.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter. In July 2014, the Court granted the Company’s summary judgment motion dismissing with prejudice the complaint of one of the two remaining plaintiffs asserting claims against the Company. In August 2014, an appeal was filed from the Court’s summary judgment decision. In January 2015, the New Jersey Appellate Division dismissed the appeal without prejudice.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities (“RMBS”). Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.; The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company of America, et al. v. UBS Securities LLC., et al. Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al. Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common-law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey. The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, the Company filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS, UBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed in Goldman Sachs, Morgan Stanley, J.P. Morgan, Credit Suisse, and Nomura have been denied in their entirety. In March 2014, the motion to dismiss filed by Countrywide was granted in part by the federal court in California, dismissing the federal securities, successor-liability, fraudulent transfer, and New Jersey RICO claims, and the court, sua sponte, remanded the remaining claims to New Jersey state court for further consideration. In April 2014, the Company filed an appeal with the United States Court of Appeals for the Ninth Circuit, challenging the court’s March 2014 order granting, in part, Countrywide’s motion to dismiss. In June 2014, Countrywide filed a motion to dismiss the remaining claims pending against it in New Jersey state court. In January 2015, the Countrywide and RBS motions were denied except as to certain non-New Jersey domiciled plaintiffs whose claims were found to be untimely.

In April 2014, Bank of America/Merrill Lynch’s motion to dismiss was granted in part and denied in part, with the court upholding the common-law claim on the theory of underwriting abandonment, the equitable fraud claim, and the 1933 Securities Act claims (except as to one offering). The court dismissed with prejudice the negligent representation claim; dismissed without prejudice the New Jersey Civil RICO claim, aiding and abetting claim, and certain aspects of the common-law fraud claim; and permitted the Company 45 days to file an amended complaint. In June 2014, the Company filed an amended complaint against Bank of America/Merrill Lynch in New Jersey federal court and filed a second complaint against the same defendants in July 2014. In July 2014, Bank of America/Merrill Lynch filed motions to dismiss. In February 2015, the court granted Bank of America/Merrill Lynch’s motions in part, sustaining the Company’s common-law claim on the theory of underwriting abandonment, the 1933 Securities Act claims, and the equitable fraud claim. The court dismissed with prejudice certain aspects of the common-law fraud claim, as well as the aiding and abetting, New Jersey Civil RICO, and negligent misrepresentation claims. The court dismissed the common-law fraud claim with respect to securities where Bank of America/Merrill Lynch was the only underwriter, but granted the Company 45 days to file an amended complaint on that claim.

The following lawsuits have settled: Goldman Sachs, December 2013; J.P. Morgan, July 2014; Credit Suisse, August 2014; UBS, November 2014, and Barclays, December 2014. The Bank of America/Merrill Lynch and Nomura cases are currently pending in New Jersey federal court, and the Countrywide, Morgan Stanley, and RBS cases are pending in New Jersey state court.

In June 2014, the Company, together with nine other institutional investors, filed six actions against certain RMBS trustees. The actions were filed in New York state court, captioned BlackRock Allocation Target Shares: Series S Portfolio, et al. v. U.S. Bank Nat’l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Nat’l Trust Co., et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. The Bank of New York Mellon, et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. Wells Fargo, Nat’l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Citibank N.A., et al.; and BlackRock Core Active LIBOR Fund B, et al. v. HSBC Bank USA, Nat’l Ass’n, et al. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State court actions were dismissed without prejudice upon the Company’s request.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

23. SUBSEQUENT EVENTS

Class B Stock Repurchase

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased from National Union Fire Insurance Company of Pittsburgh, P.A., Lexington Insurance Company and Pacific Life Corp, the holders of 100% of the outstanding shares of the Class B Stock (the “Class B Holders”), 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”). The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute.

Prudential Financial funded the Class B Repurchase from the sale of a portion of the Surplus and Related Assets, and funds available within PHLLC.

Reinsurance Transaction

On January 1, 2015, the Company recaptured its reinsurance arrangements with both third party reinsurers and affiliates that effectively reinsured 90% of the risks associated with the Closed Block Business (the “Existing Reinsurance Arrangements”). Immediately following the recapture of the Existing Reinsurance Arrangements, the Company entered into a reinsurance agreement with its wholly-owned subsidiary, Prudential Legacy Insurance Company of New Jersey (“PLIC”), pursuant to which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a statutory guaranteed separate account of PLIC (the “Reinsurance Agreement”) primarily on a coinsurance basis. Pursuant to the Reinsurance Agreement, approximately $57 billion of Closed Block assets were transferred to PLIC. Consistent with the participating nature of the Closed Block policies and contracts, experience of the Closed Block is ultimately passed along to policyholders over time through adjustments of the annual policyholder dividend scale. Also, effective as of January 2, 2015, the Company terminated the $2 billion letter of credit facility that previously supported a portion of these recaptured reinsurance arrangements.

The insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. The Company remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block Assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends. Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders.

Inter-Business Transfer and Allocation Policies

In connection with the Class B Repurchase and the resulting elimination of the distinction between the Company’s Financial Services Businesses and the Closed Block Business, on January 2, 2015, the Company terminated the inter-business transfer and allocation policies relating to payments, loans, capital contributions, transfers of assets and other transactions between the Closed Block Business and the Financial Services Businesses, and the allocation between the two businesses of tax costs and benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financing Facility

On February 18, 2015, PLIC entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special purpose company affiliate (“LLC”), pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC.

PLIC can redeem any issued credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting PLIC (a “Cash Redemption Payment”). The unaffiliated financial institutions have agreed to fund any Cash Redemption Payment up to a specified commitment amount, in return for the receipt of fees. Any issued surplus notes are redeemable prior to maturity, subject to certain prepayment penalties.

Principal payments on any issued surplus notes and credit linked notes (other than a Cash Redemption Payment) will be settled on a net basis and, accordingly, any issued surplus notes and credit linked notes will be reflected in the Company’s total consolidated borrowings on a net basis.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2014 and 2013, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

March 27, 2015

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us